As filed with the Securities and Exchange Commission on September 11, 2008
Securities Act Registration No. 333-______________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.

☐	POST-EFFECTIVE AMENDMENT NO.

MACC Private Equities Inc.
580 Second Street, Suite 102
Encinitas, California 92024
(760) 479-5080

Agent For Service

Mr. Derek Gaertner
580 Second Street, Suite 102
Encinitas, California 92024

Copies of Communications to:

David E. Gardels, Esq.
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, NE 68102-1504
(402) 964-5000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock, $.01 per value	821,541	$1.81	$1,486,989.21	$58.44 (1)
Subscription Rights	821,541	--	--	(2)

(1)
Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the “1933 Act”), based on the average of the high and low price per share of Common Stock on September 10, 2008 as reported on the Nasdaq Capital Market.

(2)
Pursuant to Rule 457(g) of the 1933 Act, no separate registration fee is required for the Subscription Rights as the Rights are being registered in the same registration statement as the Common Stock of the Registrant underlying the Rights.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion
Preliminary Prospectus dated September ____, 2008

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

821,541  Shares of Common Stock
Issuable upon the Exercise of Transferable Rights to Subscribe for such Shares
______________

MACC Private Equities Inc. (“MACC,” “we” or “us” ) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on __, 2008 (the “Record Date”) transferable rights (“Rights”) entitling you to subscribe for an aggregate of 821,541 shares of common stock, $.01 par value (“Common Stock”), of MACC (such shares, together with all outstanding shares of MACC’s Common Stock, “Shares”).  You will receive one Right for each three Shares you hold on the Record Date.  The number of Rights issued to you will be rounded up to the nearest number of Rights.  The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held (the “Primary Subscription”).  The Rights further entitle you to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by other holders in the Primary Subscription (the “Over-Subscription Privilege”).  The offering of the Rights (the “Offering”) will expire at 5:00 p.m., Eastern time, on __, 2008 (the “Expiration Date”), unless extended by MACC.  The Rights are transferable and will be listed for trading on the Nasdaq Capital Market under the symbol “MACCR.”  The Shares trade on the Nasdaq Capital Market under the symbol “MACC.”

The subscription price for each Share to be issued pursuant to the Offering will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and the four preceding business days (the “Subscription Price”).  You will not know the actual Subscription Price at the time of exercise.  You therefore will be required initially to pay for the Shares at the estimated Subscription Price of $__ per Share, based on the volume-weighted average of the last reported bid price per share on the Nasdaq Capital Market on the commencement date of the Offering and each of the four preceding business days (“Estimated Subscription Price”).  Once you subscribe for Shares and your payment is received, you will not be able to change your decision.

Stockholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in MACC than they would if they exercised.  In addition, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, you will experience an immediate dilution, which could be significant, of the aggregate net asset value of your shares.  This dilution will disproportionately affect you if you do not exercise your Rights in full.  MACC cannot state precisely the extent of this dilution at this time because MACC does not know what the net asset value per share will be when the Offering expires, what the Subscription Price will be or what proportion of the Rights will be exercised.  See “Risk Factors – This Offering may dilute the value of your Shares.”

The net asset value per share at the close of business on September 30, 2005, September 30, 2006 and September 30, 2007 were $5.54, $4.71 and $4.67,respectively, and the last reported bid price per share on the Nasdaq Capital Market on __, 2008 was $__.  MACC does not have a dividend distribution policy, and does not currently pay to its stockholders a minimum annual distribution.  MACC has paid no dividends in cash to its stockholders since inception in 1995.

MACC is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).  The investment objective of MACC is to provide stockholders with long-term capital appreciation by making new equity investments in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act.  MACC’s mailing address is 580 Second Street, Suite 102, Encinitas, California 92024; its telephone number is (760) 479-5080.

Investing in our Common Stock involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this Prospectus beginning on page 25.  Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value.  If our Common Stock trades at a discount to net asset value, it may increase the risk of loss for purchasers in this Offering.

_________________________

	Per Share	Total (1)
Public offering price (2)	$__.00	$__
Sales load	None	None
Proceeds, before expenses, to us (3)	$__	$__

(1)	Assumes all Rights are exercised at the Estimated Subscription Price.
(2)
The Estimated Subscription Price is computed as 95% of the volume-weighted average of the last reported bid price of MACC’s Common Stock on the Nasdaq Capital Market on __, 2008 and each of the four preceding business days.

(3)
Before deduction of Offering costs incurred related to this Offering, payable by MACC, estimated to be $80,000.  Funds received prior to the final due date of the Offering will be deposited into a segregated interest-bearing account (which interest will be paid to MACC) pending proration and distribution of Shares.  Interest on subscription monies will be paid to MACC regardless of whether shares are issued by MACC.

Please read this Prospectus before investing, and keep it for future reference.  The Prospectus contains important information about us that a prospective investor should know before investing in our Common Shares.  A statement of additional information dated ___, 2008, as supplemented from time to time (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  We file annual, quarterly and current reports, proxy statements and other information with the SEC.  This information, in addition to the SAI, is available free of charge by contacting us at 580 Second Street, Suite 102, Encinitas, California 92024, or by telephone at (760) 479-5080.  The SEC also maintains a website at www.sec.gov that contains such information.  We do not maintain a website, and accordingly, we do not make such information available in that manner.  You may also contact us at the above number regarding shareholder inquiries or to request other information about us.

Neither the SEC nor any state securities commission have approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is September ____, 2008.

_______________

You should rely only on the information contained in this Prospectus. We have not authorized any other person to provide you with different information or to make any representations not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this Prospectus to reflect any material changes occurring prior to the completion of this offering.

i

PROSPECTUS SUMMARY

This summary may not contain all of the information that you may want to consider. You should read carefully the information set forth under “Risk Factors” and other information included in this Prospectus. The following summary is qualified by the more detailed information and financial statements appearing elsewhere in this Prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Company” and “Fund” refer to MACC Private Equities Inc.  Throughout this Prospectus we have assumed the issuance of 2,464,621 Rights and the resulting sale of 821,541 shares of Common Stock at $__ per Share.

The Company

MACC was formed as a Delaware corporation on March 3, 1994.  It is a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. The investment objective of MACC is to provide stockholders with long-term capital appreciation by making new equity investments primarily in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act. MACC does not currently pay to its stockholders a minimum annual distribution or other dividend.  MACC has paid no dividends in cash to its stockholders since its inception.

As discussed more fully in this Prospectus, investment in MACC involves a number of significant and substantial risks, including:

•	risks associated with MACC’s investments in small growth companies;
•	risks associated with MACC’s investments in higher risk securities of private companies;
•	risks associated with MACC’s investments in certain restricted and illiquid securities;
•	the fluctuation of MACC’s net asset value in connection with changes in the value of its portfolio securities; and
•	interest rate risks on borrowed funds.

No assurance can be given that MACC will achieve its investment objective.  In addition, the Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares.

The Investment Adviser

Eudaimonia Asset Management, LLC, a California limited liability company (“EAM” or the “Investment Adviser”), with its executive offices at 580 Second Street, Suite 102, Encinitas, California 92024, is the investment adviser to MACC under an Investment Advisory Agreement dated April 29, 2008 (the “Advisory Agreement”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is subject to the Advisers Act reporting and other requirements.   EAM currently is the investment manager of no other funds, though it does manage $2.6 million of other assets under strategies similar to that to be employed for all new portfolio investments made by MACC after the effectiveness of the Advisory Agreement, which investments will be made with the proceeds of this Offering (the “New Portfolio”).  EAM will be responsible for the selection, structure and administration of MACC’s investment portfolios.

InvestAmerica Investment Advisors, Inc., an Iowa corporation (“InvestAmerica” or the “Subadviser”), has been retained by MACC and EAM to serve as a subadviser to MACC under a Subadvisory Agreement dated April 29, 2008 among MACC, EAM and InvestAmerica (the “Subadvisory Agreement”) and to manage its portfolio of investments in existence prior to the effective date of the Advisory Agreement (the “Existing Portfolio”) (including those assets previously held by MACC’s wholly-owned subsidiary, MorAmerica Capital Corporation (“MorAmerica”), prior to the merger of MorAmerica with and into MACC effective April 30, 2008 (the “Merger”). Together, the New Portfolio and the Existing Portfolio are referred to as the “Total Portfolio”).  For additional information on the Adviser, the Subadviser and the terms of their contracts, see “Fees and Expenses,” “The Company—Our Adviser,” “The Company—Our Subadviser” and “Investment Advisory Agreements, Certain Relationships and Related Transactions.”

Purpose of the Offering

The Board of Directors of MACC (the “Board”) has determined that it is in the best interests of MACC and its stockholders to increase the number of outstanding Shares and to increase MACC’s assets available for investment, consistent with the long-term strategy to be undertaken by EAM to grow the size of MACC and expand the universe of portfolio companies in which it invests.  EAM’s growth strategy for MACC includes the following elements:

●
Making New Portfolio investments in small companies which may not have access to traditional means of financing through private investments in public equities (so-called “Pipes”) and registered direct offerings permissible for BDCs under the 1940 Act;

●	Investing up to a maximum of 30% of the Total Portfolio in equity positions of promising companies that are publicly-listed, with a focus on small- and micro-cap companies;
●	Investing on a limited basis (up to maximum of 10% of the Total Portfolio) in private companies;
●	Recruiting directors with diverse and broad financial and business experience;
●	Undertaking an investor relations strategy to obtain better market understanding of MACC;
●
Diligently focusing on internal growth through capital appreciation while retaining income and capital gains, and obtaining additional equity capital to reduce fixed expenses per Share, increase stockholder liquidity and maximize stockholder value; and

●	Retaining InvestAmerica on a transitional basis as a subadviser to efficiently liquidate and maximize the value of the Existing Portfolio.

The Board approved the Offering because it believes the Offering may:

•	increase the level of market interest in MACC and the liquidity of the Shares;
•	reduce expenses per Share due to the spreading of fixed expenses over a larger number of outstanding Shares and lower MACC’s expenses as a proportion of net assets;
•	allow MACC to achieve greater breadth in its investment portfolio by increasing the total number and amount of portfolio investments; and
•	provide immediately-available funds to pursue MACC’s strategy for the New Portfolio.

The Board considered the effect that the issuance of the Shares would have on the net asset value per Share of MACC and also considered the dilutive effect on current stockholders, particularly those who determine not to exercise their Rights to purchase additional Shares.  The Board considered that non-participating stockholders would have the opportunity to sell their Rights for cash and would derive a benefit if MACC invests additional amounts that earn a return that exceeds the dilution, thus mitigating the dilutive effect of the Offering on those stockholders.  The Board believes that the Offering will permit MACC to accomplish these objectives, while allowing stockholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.  See “The Offering—The Purpose of the Offering” below.

Corporate Information

Our offices are located at 580 Second Street, Suite 102, Encinitas, California 92024, and our telephone number is (760) 479-5080.  See “The Company” below and “Additional Information” in our SAI.

Key Offering Terms

Common Stock offered by us	821,541 shares of our Common Stock. See “Description of Capital Stock” below.

Rights offered by us	821,541

Shares outstanding after this Offering	3,286,162 shares of our Common Stock.

Number of Rights Issued Per Existing Shares	1 Right for each 3 Shares held

Subscription Ratio	1 Right to buy 1 Share

Estimated Subscription Price	$__

Shares outstanding at September 10, 2008	2,464,621

Key Elements of the Offering

One-For-Three Offering
The Offering will give Record Date Stockholders the “right” to purchase one new Share of MACC for every three Shares held on the Record Date.   For example, if you own 300 Shares on the announced Record Date, you will receive 100 Rights entitling you to purchase 100 new Shares of MACC.   Stockholders will be able to exercise all or some of their Rights.   The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights.  However, Record Date Stockholders who do not exercise all of their Rights in the primary subscription will not be able to participate in the Over-Subscription Privilege.   See “The Offering—Terms of the Offering” and “Over-Subscription Privilege” below.

Transferable Rights
The Rights will be transferable, are expected be traded on the Nasdaq Capital Market and will afford non-subscribing stockholders the option of selling their Rights on the Nasdaq Capital Market or through the subscription agent, Mellon Bank, N.A. (the “Subscription Agent”).  Selling the Rights allows a non-exercising stockholder (a stockholder who does not wish to purchase additional Shares in the Offering) the ability to offset some of the dilution which would otherwise occur as a result of the Offering.   In contrast, in a non-transferable rights offering (an offering where the rights cannot be traded), non-exercising stockholders would experience full dilution.  See “The Offering—Sale of Rights” below.

There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of dilution otherwise realized by a non-exercising stockholder.   The period during which Rights will trade will be limited and, upon the Expiration Date, the Rights will cease to trade and will have no residual value.

Subscription Price
Under the Offering, new Shares will be sold at a price equal to 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and the four preceding business days.   Management believes that this pricing formula (versus a higher or lower percentage discount or a pre-determined fixed price) will provide an incentive to stockholders (as well as others who might trade in the transferable Rights) to participate in the Offering.  See “The Offering—Terms of the Offering” below.

Over-Subscription Privilege
If all of the Rights initially issued are not exercised by Record Date Stockholders, any unsubscribed Shares will be offered to other Record Date Stockholders and Rights holders who have exercised all Rights held by them and who wish to acquire additional Shares.   You must exercise all of your Rights in order to participate in the Over-Subscription Privilege.  If available Shares are insufficient to honor all over-subscriptions, the available Shares will be allocated pro-rata among those who over-subscribe based on the number of Rights held by them.  See “The Offering—Over-Subscription Privilege” below.

How to Subscribe
•  If your existing Shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial adviser for additional instructions on how to participate in the Offering.

•  If your existing Shares are held of record by you, complete, sign and date the enclosed Subscription Certificate.

•  Make your check or money order payable to “Mellon Investor Services LLC (acting on behalf of Mellon Bank, N.A., the Subscription Agent)” in the amount of $__ for each Share you wish to buy including any Shares you wish to buy pursuant to the Over-Subscription Privilege.   This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.   You should mail the subscription certificate and your payment in the enclosed envelope to the Subscription Agent in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on __, 2008, unless extended.   Its mailing address is P.O. Box 3315, South Hackensack, NJ 07606 or 480 Washington Blvd., Jersey City, NJ 07310.

Once you subscribe for Shares and your payment is received, you will not be able to change your decision.  You will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery.   See “The Offering” below.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares from the Offering.   All interest will accrue to the benefit of MACC, and you will not earn interest on payments submitted.

Important Dates	Record Date	__, 2008
	Final Date for Sales of Rights	__
	Expiration Date (Payment for Shares and Notices of Guaranteed Delivery Due)	__
	Due Date for Delivery by Brokerage Firms or Custodian Banks of Payment and Subscription Certificates to Subscription Agent pursuant to Notice of Guaranteed Delivery	__
	Mailing of Shares and Confirmations of Purchases of Shares	__

Additional Terms
The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held by you.   You will receive one Right for each three Shares you hold on the Record Date.   These Rights are transferable.   The holders of the Rights may exercise them at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on __, 2008, unless extended.

In addition, if a Record Date Stockholder or a purchaser of Rights subscribes for the maximum number of Shares to which it is entitled, such holder may also subscribe for Shares that were not otherwise subscribed for by other stockholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “The Offering - Over-Subscription Privilege.”   MACC will not offer or sell in connection with the Offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

No fractional Rights will be issued.

The Subscription Price per Share will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and each of the four preceding business days.  The Rights are transferable and will be listed for trading on the Nasdaq Capital Market under the symbol “MACCR.”  There is no assurance that a market for the Rights will develop.

Before exercising your Rights, you should consider the factors described in this Prospectus, including without limitation, the factors described under “risk Factors” below and “Investment Objective and Policies” in the SAI.  These factors include the effects of the Offering and the fact that shares of closed-end investment companies generally trade below their net asset value.  In addition, the Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights.  Dilution of the aggregate net asset value of your Shares will also occur even if you fully exercise your Rights.

Other Important Information

Investment adviser	Eudaimonia Asset Management, LLC. See “The Company” below and “Management of the Company” in our SAI.

Trading Market	Our Shares trade on the Nasdaq Capital Market under the symbol “MACC.” The Rights will also trade on the Nasdaq Capital Market under the symbol “MACCR.”

Leverage
We have existing debt incurred for purposes of providing capital to invest, and we have granted a security interest in our assets in connection with such borrowing.  In the future, we may borrow additional funds to make investments to the extent permitted by the 1940 Act, and we may grant a security interest in our assets in connection with such borrowings.  We may use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks and the costs of any leverage transactions will be borne by our stockholders.  See “Risk Factors” below.  With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value.  The fact that our Shares have historically traded, and will likely continue to trade, at a discount to our net asset value is separate and distinct from the risk that our net asset value per Share may decline.  Our net asset value immediately following this Offering will reflect reductions resulting from the amount of the Offering expenses paid.  This risk may have a greater effect on investors expecting to sell their Shares soon after completion of this Offering.  We generally may not issue additional Shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board.  We cannot predict whether our Shares will trade above, at, or below net asset value.  See “Net Asset Value” in our SAI.

Risk factors
Investing in our Shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Shares.  In addition, our Existing Portfolio consists primarily of illiquid securities issued by privately-held companies and we expect that our New Portfolio will consist primarily of securities issued by thinly-traded companies.  These investments may involve a higher degree of business and financial risk than investments in more liquid securities.  Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed, and we will compete with many other companies for investment opportunities. In addition, we may borrow additional funds to make our investments in portfolio companies.  If we do borrow, we will exposed to the risks of leverage, which may be considered a speculative investment technique.  Borrowings magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our Shares.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment.  See “Risk Factors” below for a discussion of factors you should carefully consider before deciding whether to invest in our Shares.

Available information
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE METHOD OF SUBSCRIBING FOR SHARES OR FOR ADDITIONAL COPIES OF THIS PROSPECTUS, SUBSCRIPTION CERTIFICATES OR NOTICES OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE INFORMATION AGENT, MELLON BANK, N.A., TOLL FREE AT TELEPHONE NUMBER 1-877-279-4305,  EMAIL ADDRESS __ OR  THE MAILING ADDRESS OF 480 WASHINGTON BOULEVARD, JERSEY CITY, NJ  07310. STOCKHOLDERS MAY ALSO CONTACT THEIR BROKERS OR NOMINEES FOR INFORMATION WITH RESPECT TO THE OFFERING.

We have filed with the SEC a registration statement on Form N-2 of which this Prospectus is a part, including any amendments thereto and related exhibits, under the 1933 Act, with respect to the Rights and our Shares offered by this Prospectus. The registration statement contains additional information about us and our Shares being offered by this Prospectus.

Our Shares are registered under the Securities Exchange Act of 1934 (the Exchange Act”), and we are required to file reports, proxy statements and other information with the SEC.  This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

THE OFFERING

The Purpose of the Offering

The Board has determined that it is in the best interests of MACC and its stockholders to increase the number of outstanding Shares in order to increase the assets of MACC available for investment and provide working capital for company expenses.  In reaching its decision, the Board noted that EAM’s investment strategy for MACC includes making new equity investments primarily in small- and micro-cap companies that qualify for investment by BDCs under the 1940 Act.  The Board concluded that an increase in the assets of MACC would permit MACC to take advantage of these additional investment opportunities.  The Board believes that the Offering will permit MACC to accomplish these objectives, while allowing existing stockholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.  The Board also believes that a larger number of outstanding Shares and a larger number of stockholders could increase the level of market interest in MACC and the liquidity of Shares.

The Board considered that the Offering would have a dilutive effect on nonparticipating stockholders and on stockholders who do not fully participate in the Offering, and determined that dilutive effect will be mitigated because the Rights are transferable, which will afford stockholders who do not exercise all of their Rights the potential of receiving a cash payment upon sale of such Rights.  Further, nonparticipating stockholders will derive a benefit from the Offering if it enables MACC to invest additional amounts that earn a return that exceeds the dilution.  The Board also considered the effect that the issuance of the Shares would have on the net asset value of MACC and determined that the long-terms benefit of the Offering outweighed any immediate post-offering dilution.  Additionally, the Board concluded that increasing MACC’s total assets would reduce fixed expenses per Share due to the spreading of fixed expenses over a larger asset base.

Consistent with the approval granted by MACC’s stockholders at the 2008 Annual Stockholders’ Meeting, the Board voted unanimously to authorize the Offering.   One of MACC’s directors who voted to authorize the Offering is affiliated with EAM and, therefore, could benefit indirectly from the Offering.   Because the advisory fee payable by MACC to EAM is based upon MACC’s net assets, to the extent to which the Offering increases MACC’s net assets, the fees paid to EAM will correspondingly increase.  In addition to the director noted above, one of the other four directors, Benjamin Jiaravanon, is also an “interested person” of MACC within the meaning of the 1940 Act to the extent that Mr. Jiaravanon is deemed to be the beneficial owner of a controlling interest in MACC, as described in further detail below under “Investment Advisory Agreements, Certain Relationships and Related Transactions – Control Persons and Principal Holders of Securities”.

There can be no assurances that MACC will realize any of the benefits or goals described above in connection with the Offering.  MACC has not previously made any rights offerings, and it may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to this Offering.   Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offering

MACC is issuing Rights to its Record Date Stockholders entitling them to subscribe for an aggregate of 821,541 Shares.  If all Rights are exercised, the total number of Shares issued and outstanding will increase by approximately 33%.  Record Date Stockholders, where the context requires, shall include beneficial owners whose Shares are held of record by Cede & Co. (“Cede”), nominee for The Depository Trust Company (“DTC”), or by any other depository or nominee (collectively, “Nominees”).  In the case of Shares held of record by Cede or any other Nominee, beneficial owners for whom Cede or any other Nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other Nominee on their behalf.  Each Record Date Stockholder will receive one Right for each three Shares beneficially owned on the Record Date, and the Rights entitle Record Date Stockholders and holders of Rights acquired during the period from the commencement date of the Offering to the Expiration Date (the “Subscription Period”) to acquire one Share for each Right held.  No fractional Shares will be issued.  In addition, the Rights entitle each holder thereof to subscribe, pursuant to the Over-Subscription Privilege, for any Shares not acquired by exercise of Rights in the Primary Subscription.  Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery.  All Rights may be exercised until the Expiration Date.  (Record Date Stockholders and Rights holders purchasing Shares are hereinafter referred to as “Exercising Rights Holders”).  No fractional Rights will be issued.

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Stockholders and Rights holders who have exercised all Rights held by them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights.  Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under “Over-Subscription Privilege.”  For purposes of determining the maximum number of Shares a stockholder may acquire pursuant to the Offering, beneficial owners of Shares whose Shares are held of record by a Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf.

There is no minimum number of Rights which must be exercised in order for the Offering to close.

The number of Rights issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights.  In the case of Shares of Common Stock held of record by a Nominee, the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights) of the Rights to be received by beneficial owners for whom the Nominee is the holder of record only if the Nominee provides to MACC on or before the close of business on __, 2008 a written representation of the number of Rights required for such rounding.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription (the “Excess Shares”) will be offered, by means of the Over-Subscription Privilege, to those Exercising Rights Holders who have exercised all exercisable Rights held by them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable.  Exercising Rights Holders should indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights held by them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege.  If sufficient Excess Shares remain, all over-subscription requests by Exercising Rights Holders will be honored in full.  If requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Exercising Rights Holders who oversubscribe, based on the number of Rights held by such Exercising Rights Holders.

Certain affiliated persons of MACC intend to exercise the Over-Subscription Privilege.  Roth Capital Partners, LLC (“RCP”), an affiliate of EAM, currently owns 3,250 Shares of MACC.  Although there is no written agreement in place, RCP has indicated its intent to subscribe for all remaining Excess Shares that may be available to it pursuant to the Over-Subscription Privilege.  To the extent that such persons do so, their exercise of the Over-Subscription Privilege will automatically increase their proportionate voting power and share of MACC’s assets.

MACC WILL NOT OFFER OR SELL IN CONNECTION WITH THE OFFERING ANY SHARES THAT ARE NOT SUBSCRIBED FOR PURSUANT TO THE PRIMARY SUBSCRIPTION OR THE OVER-SUBSCRIPTION PRIVILEGE.

Subscription Price

The Subscription Price for each Share to be issued pursuant to the Offering will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq Capital Market on the Expiration Date and the four preceding business days.  Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $__ per Share based on the last reported bid price of MACC’s Common Stock on __. The actual Subscription Price may be more than the Estimated Subscription Price.  The net asset value per share at September 30, 2005, September 30, 2006 and September 30, 2007 and __, 2008  were $5.54, $4.71 and $4.67 and $__, respectively, and the last reported bid price of a share on the Nasdaq Capital Market on __, 2008 was $__.

Expiration of the Offering

The Offering and the Rights will expire on the Expiration Date, unless extended by MACC.  MACC may make one or more extensions of the Offering, as discussed below.  Any extension of the Offering will be followed as promptly as practicable by announcement thereof.  Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date.  Without limiting the manner in which MACC may choose to make such announcement, MACC will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as MACC deems appropriate.

Subscription Agent

The Subscription Agent will receive for its administrative, processing, invoicing and other services fees and expenses estimated to be approximately $30,000.  Questions regarding the Subscription Forms should be directed to the Information Agent at 877-279-4305, (toll free) or 201-680-6579 (collect); stockholders may also consult their brokers or Nominees.  Completed Subscription Forms must be sent, together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege, to the Subscription Agent by one of the methods described below.  Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to 201-680-4626 to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date.  Facsimiles should be confirmed by telephone at 201-680-4860.  MACC will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery.

(1)	BY FIRST CLASS MAIL:
Mellon Investor Services LLC
Attn:  Corporate Actions Dept.
P.O. Box 3301
South Hackensack, NJ 07606

(2)	BY OVERNIGHT COURIER OR BY HAND:
Mellon Investor Services LLC
Attn:  Corporate Actions Dept., 27th Floor
480 Washington Boulevard
Jersey City, NJ 07310

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Method for Exercising Rights

Rights are evidenced by Subscription Certificates that, except as described below under “Foreign Stockholders,” will be mailed promptly following the Record Date to Record Date Stockholders or, if a stockholder’s Shares are held by Cede or any other depository or Nominee on their behalf, to Cede or such depository or Nominee.  Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date.  Rights may also be exercised by contacting your broker, bank or trust company which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the Expiration Date.  A fee may be charged by the broker, bank or trust company for this service. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under “Payment for Shares”).  Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

Stockholders Who are Record Owners

Stockholders who are record owners can choose between two options to exercise their Rights as described below under “Payment for Shares.”  If time is of the essence, option (2) under “Payment for Shares” below will permit delivery of the Subscription Certificate and payment after the Expiration Date, provided that a Notice of Guaranteed Delivery from a financial institution meeting certain requirements has been received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date, as described below.

Stockholders Whose Shares are Held by a Nominee

Stockholders whose Shares are held by a Nominee, such as a bank, broker or trustee, must contact that Nominee to exercise their Rights.  In such case, the Nominee will complete the Subscription Certificate on behalf of the stockholder and arrange for proper payment by one of the methods described below under “Payment for Shares.”

Nominees

Nominees who hold Shares for the account of others should notify the beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under “Payment for Shares.”

Payment for Shares

Stockholders who wish to acquire Shares pursuant to the Offering may choose between the following methods of payment:

1.
An Exercising Rights Holder may send the Subscription Certificate together with payment (based on Estimated Subscription Price) for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent.  A subscription will be accepted when payment, together with a properly  completed  and executed  Subscription Certificate, is received by the Subscription Agent’s office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date.  The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of MACC) pending proration and distribution of Shares.  A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO MACC PRIVATE EQUITIES INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.  EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

2.
Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, (ii) payment in full of any additional amount required to be paid if the actual Subscription Price is in excess of the Estimated Subscription Price, and (iii) a properly completed and executed Subscription Certificate.  The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares based on the Estimated Subscription Price is received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On a date within eight business days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other Nominee, to Cede or such other Nominee) (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) any refund by MACC to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring or as an adjustment based on the actual Subscription Price as determined on the Expiration Date, and (iii) a notice showing the amount payable for the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege and any additional amount payable by such Exercising Rights Holder to MACC based on the actual Subscription Price as determined on the Expiration Date.  Any payment required from Exercising Rights Holders must be received by the Subscription Agent within seven business days after the Confirmation Date.  All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to MACC PRIVATE EQUITIES, INC.

WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT.  IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, MACC RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER EXERCISING RIGHTS HOLDERS TO PURCHASE SUCH SUBSCRIBED AND UNPAID SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE; AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO MACC WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by MACC, whose determinations will be final and binding.  MACC in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion.

The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “NOTICE OF NET ASSET VALUE DECLINE.”

Sale of Rights

The Rights are transferable until the Expiration Date.  The Rights will be listed for trading on the Nasdaq Capital Market under the symbol “MACCR.”  MACC will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop.  It is anticipated that the Rights will trade on the Nasdaq Capital Market on a when-issued basis commencing on or about __, 2008 until approximately __, 2008 and on a regular way basis thereafter until and including __, 2008, the last business day prior to the Expiration Date.

Sales Through Subscription Agent

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights.  Subscription Certificates representing the Rights to be sold must be received by the Subscription Agent on or before __, 2008 (or if the Offering is extended, by two business days prior to the Expiration Date).  Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the selling Record Date Stockholder.  Any commissions on sales of Rights will be paid by the selling Record Date Stockholder.  If the Rights can be sold, sales of such Rights will be deemed to have been effected at the volume-weighted average price received by the Subscription Agent on the day such Rights are sold.  The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date.  Such sales will be made, net of commissions, on behalf of the nonclaiming Record Date Stockholders.  The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Stockholders, until such proceeds are either claimed or escheated.  There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither MACC nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

Other Transfers

The Rights will be evidenced by a Subscription Certificate and may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions.  A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights.  In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the holder thereof or, if the holder thereof so instructs, to an additional transferee.  The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatsoever.  A signature guarantee must be provided by an “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by MACC.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof.  Neither MACC nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by MACC), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by MACC or the Subscription Agent.

MACC anticipates that the Rights will be eligible for transfer or exercise through the DTC PSOP function and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through the same facility (Rights exercised through DTC are referred to as “DTC Exercised Rights”).  Holders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by delivering their instructions to the Subscription Agent via the PSOP function, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, with payment of the Estimated Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Delivery of Share Certificates

Except as described herein, certificates representing Shares acquired in the Primary Subscription and Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the Expiration Date once full payment for such Shares has been received and cleared.  Stockholders whose Shares are held of record by Cede or by any other Nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other Nominee.  Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other Nominee. Stock certificates will not be issued for Shares credited to plan accounts.

Foreign Stockholders

SUBSCRIPTION CERTIFICATES WILL NOT BE MAILED TO RECORD DATE STOCKHOLDERS WHOSE RECORD ADDRESSES ARE OUTSIDE THE UNITED STATES (the term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States) (“Foreign Record Date Stockholders”). Each Foreign Record Date Stockholder will be sent written notice of the Offering, provided that such provision of notice is consistent with the laws of the jurisdiction to which such notice is to be sent. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise or sell the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on __, 2008, which is three business days prior to the Expiration Date, the Rights of those Foreign Record Date Stockholders will be transferred by the Subscription Agent, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by the Subscription Agent will be remitted to Foreign Record Date Stockholders.

Federal Income Tax Consequences of the Offering

The U.S. federal income tax consequences to holders of Shares with respect to the Offering include as follows:

•
The distribution of Rights to Record Date Stockholders will not result in taxable income to them, nor will they realize taxable income as a result of the exercise of the Rights. No loss will be realized if Rights expire without being exercised.

•
The basis of a Right to a Record Date Stockholder who exercises or sells the Right is expected to be zero, since the Right’s fair market value on the distribution date is expected to be less than 15% of the fair market value on that date of the Shares with regard to which it is issued (unless the holder elects with respect to all Rights received, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Share between the Right and the Share based on their respective fair market values on that date). The basis of a Right to a Record Date Stockholder who allows the Right to expire will be zero, and the basis to anyone who purchases a Right in the market will be its purchase price.

•
An Exercising Rights Holder’s basis for determining gain or loss on the sale of a Share acquired on the exercise of Rights will be equal to the sum of the Record Date Stockholder’s basis in the Rights, if any, plus the Subscription Price per Share. An Exercising Rights Holder’s gain or loss recognized on the sale or exchange of such a Share will be capital gain or loss if the Share was then held as a capital asset and will be long-term capital gain or loss if the Share was held for more than one year.

MACC is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an account if its holder provides MACC with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding.

The foregoing is only a general summary of the material U.S. federal income tax consequences of the Offering under the Internal Revenue Code of 1986 (the “Code”), and Treasury regulations presently in effect that are generally applicable to (i) Record Date Stockholders that are “United States persons” within the meaning of the Code, and (ii) any other Record Date Stockholder that would be subject to U.S. federal income tax on the sale or exchange of the Shares acquired on exercise of the Rights, and does not cover foreign, state or local taxes. The Code and those regulations are subject to change by legislative or administrative action, which may be retroactive.  Record Date Stockholders and Exercising Rights Holders should consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.  See “Certain U.S. Federal Income Tax Considerations” below.

Notice of Net Asset Value Decline

MACC has undertaken to suspend the Offering until it amends this Prospectus if, subsequent to the effective date of the Registration Statement, MACC’s net asset value declines more than 10% from its net asset value as of that date. In such event, the Expiration Date would be extended, and MACC would notify Exercising Rights Holders of any such decline and thereby permit them to cancel their exercise of Rights.

Employee Plan Considerations

Stockholders that are on tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408(a) (“IRAs”), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, “Retirement Plans”), should be aware that additional contributions of cash to a Retirement Plan (other than permitted rollover contributions or trustee-to-trustee transfers from another Retirement Plan) in order to exercise Rights, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions or the Retirement Plan’s loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA owner, which may result in current income taxation and penalty taxes.

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for noncompliance, stockholders that are on Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA, the Code, and, where applicable, state law.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly.  We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder transaction expenses (as a percentage of Subscription Price):

Sales load	0.00%
Offering expenses	___%(1)
Total stockholder transaction expenses paid	___%
Annual expenses following this Offering (as a percentage of net assets attributable to Common Shares):
Management fees payable under Advisory Agreement	__%(2)
Incentive fees payable under Advisory Agreement	__%(3)
Other expenses	__%(4)
Interest payments on borrowed funds	__%(5)
Total annual expenses	__%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock.  These amounts are based upon assumed offering expenses of 5% and our payment of annual operating expenses at the levels set forth in the table above, except as indicated below.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$__	$__	$__	$__

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  The example and fee table should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the example and fee table.  The percentage for “Other Expenses” set forth on the fee table is based on estimated amounts for the current fiscal year.

__________
(1)
The percentage reflects the aggregate expenses of the offering, which include Subscription Agent fees, printing and professional fees, and are estimated to be $80,000.  The estimated offering expenses also consist of, among other things, professional and printing expenses.

(2)
Pursuant to the Advisory Agreement, we pay EAM a management fee (the “Management Fee”) equal to 2.0% of the Assets Under Management attributable to each of (i) the Existing Portfolio and (ii) the New Portfolio.  For purposes of calculating the Management Fee, “Assets Under Management” means the total value of MACC’s assets managed by the EAM under the Advisory Agreement, less any cash balances and cash equivalent investments of MACC that are not invested in debt or equity securities of portfolio companies in accordance with our investment objective, calculated as of the end of each month during the term of the Advisory Agreement.  Under the Subadvisory Agreement, EAM pays InvestAmerica a management fee based on a portion of the Management Fee paid to EAM by the MACC under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement does not result in any additional expense to MACC beyond the expenses associated with the Advisory Agreement.  During the first three months of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management fee equal to 75% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  For the remainder of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management fee equal to 50% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  Please see “Management—Advisory Agreement” in the SAI for a discussion of the factors the Board of Directors considered in approving the terms of the Advisory Agreement and the Subadvisory Agreement.

(3)
Pursuant to the Advisory Agreement, we will pay our Adviser an incentive fee (the “Incentive Fee”) equal to 20% of the Net Capital Gains, before taxes, attributable to the New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and 13.4% of the Net Capital Gains, before taxes, attributable to the Existing Portfolio.  “Net Capital Gains,” as defined in the Advisory Agreement, are calculated as realized capital gains minus the sum of capital losses, less any unrealized depreciation recorded during the year.  Capital losses and realized capital gains are not cumulative under the Incentive Fee computation.  Payments for Incentive Fees resulting from noncash gains (such as when stock consideration is received) are deferred until such consideration is actually monetized.  Under the Subadvisory Agreement, EAM pays InvestAmerica an incentive fee equal to 100% the Incentive Fee paid to EAM by MACC under the Advisory Agreement attributable to the Existing Portfolio.

(4)
“Other expenses” include our estimated overhead expenses, including payments to our transfer agent, our administrative agent and legal and accounting expenses.  The holders of our Common Stock indirectly bear the cost associated with such other expenses.

(5)
As of June 30, 2008, MACC has an outstanding principal amount of $4,855,661 owing on a term loan (the “Term Loan”) in the original principal amount of $6,250,000 obtained from Cedar Rapids Bank & Trust Company (CRB&T).  The Term Loan has a stated maturity date of August 29, 2009 and is subject to a variable interest rate based on an independent index.  In addition, under a revolving loan with CRB&T, MACC is permitted to borrow up to $500,000 (the “Revolving Loan”) for working capital purposes, including making follow-on investments in the Existing Portfolio.  Presently, no funds have been drawn on the Revolving Loan.  Though we presently do not have any definitive plans to do so, we may utilize borrowed funds, in addition to the Revolving Loan, to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and if (i) the market for debt financing presents attractively priced debt financing opportunities, and (ii) our Board determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  The table above assumes we do not borrow any additional funds for investment purposes.

SELECTED FINANCIAL DATA

The following selected financial data for the years 2003-2007 ending September 30 is derived from MACC’s audited financial statements.  The selected data presented for the nine months ended June, 2008 and 2007 is derived from unaudited financial statements of MACC, which, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations of MACC as of and for these periods.  Results of operations for the nine months ended June 30, 2008 are not necessarily indicative of the results of operations that may be achieved for the full fiscal year.  The data should be read in conjunction with MACC’s financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Nine Months Ended June 30, (Unaudited)				Fiscal Years Ended September 30,

	2008		2007		2007		2006		2005		2004		2003

Investment expense income, net	$(399,203)		(491,184)		(786,487)		(1,171,152)		(1,855,902)		(3,021,359)		(1,917,391)

Net realized (loss) gain on investments, net of tax	691,540		213,377		1,351,456		3,645		3,672,664		3,021,176		(3,600,749)

Loss on litigation settlement	---		---		---		---		---		(1,277,263)		---

Net change in unrealized appreciation/ deprecation on investments and other assets	(989,652)		750,307		(662,393)		(879,234)		771,576		(730,245)		2,607,548

Net change in net assets from operations	$(697,315)		472,500		(97,424)		(2,046,741)		2,588,338		(2,007,691)		(2,910,592)

Net change in net assets from operations per common Share	(0.28	1)	0.20	[1]	(0.04	1)	(0.83	1)	1.05	[1]	(0.86	2)	(1.25	3)

Total assets	$15,891,231		18,008,787		18,008,787		22,830,055		31,336,214		38,944,116		41,233,118

Total long term debt	$4,855,661		6,108,373		6,108,373		10,790,000		16,790,000		25,790,000		27,940,000

(1)	Computed using 2,464,621 shares outstanding at June 30, 2008, June 30, 2007, September 30, 2007, September 30, 2006 and September 30, 2005.
(2)	Computed using 2,329,255 shares outstanding at September 30, 2004 and September 30, 2003.

The Company has presented the following disclosures pertaining to common stockholders, as required by the AICPA Audit and Accounting Guide for Investment Companies, for the years 2003-2007 ended September 30 and for the nine months ended June 30, 2007 and June 30, 2008:

	Nine Months Ended June 30, (Unaudited)			Fiscal Years Ended September 30,

	2008		2007	2007	2006	2005	2004	2003
Per Share Operating Performance
(For a share of capital stock outstanding throughout the period):
Net asset value, beginning of period	$4.67		4.71	4.71	5.54	4.61	5.47	6.72
Income from investment operations:
Investment expense, net	(0.16)		(0.19)	(0.32)	(0.48)	(0.75)	(1.30)	(0.82)
Net realized and unrealized (loss) gain on investment transactions	(0.12)		0.39	0.28	(0.35)	1.80	0.44	(0.43)
Conversion of note payable and accrued interest to shares of common stock	---		---	---	---	(0.12)	---	---
Total from investment operations	(0.28)		0.20	(0.04)	(0.83)	0.93	(0.86)	(1.25)

Net asset value, end of period	$4.39		4.91	4.67	4.71	5.54	4.61	5.47
Closing bid price	$2.15		2.30	2.45	1.78	2.57	3.45	2.52

Total return (1)
Net asset value basis (1) (2)(3)	(6.05	) %	4.07	(0.84)	(14.98)	27.26	(15.75)	(18.59)
Market price basis	(12.24	) %	29.21	37.64	(30.74)	(25.51)	36.90	(25.88)

Net asset value, end of period (in thousands)	$10,823		12,091	11,521	11,618	13,665	10,738	12,746

Ratio to average net assets (4):
Investment (expense) income, net (1) (2) (3)	(3.68	) %	(4.23)	(6.71)	(8.53)	(15.81)	(23.36)	(13.43)
Operating and income tax expense (1) (2)(3)	10.48%		10.42	15.22	18.46	37.86	43.53	31.24

(1)
Total return, which reflects the annual change in net assets, was calculated using the change in net assets between the beginning and end of the year.  An individual common stockholder’s return may vary from these returns.

(2)
MorAmerica’s investment adviser agreed to a waive management fees during March and April 2005.  Due to the agreement, the investment adviser voluntarily waived $103,867 as of September 30, 2005.  Excluding the effects of the waiver as of September 30, 2005, total return on a net assets value basis would be 26.29%; the investment (expense) income, net ratio would be (16.80)%;  and the operating and income expense ratio would be 38.96%.

(3)
MorAmerica’s investment adviser agreed to a voluntary, temporary reduction in management fees from January 1, 2003  through February 29, 2004.  Due to the agreement, the investment adviser voluntarily waived $87,092 of management fees as of September 30, 2004.  Excluding the effects of the waiver as of September 30, 2004, total return on a net assets value basis would be (16.43)%; the investment (expense) income, net ratio would be (24.11)%; and the operating and income expense ratio would be 44.36%.

(4)	The ratios of investment (expense) income, net to average net assets, of operating and income tax expenses to average net assets and total return are calculated for common stockholders as a class.

FORWARD-LOOKING STATEMENTS

The matters discussed in this Prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt to asset ratios.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans or objectives will be achieved.  The forward-looking statements contained in this Prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	our informal relationships with third parties;
•	the dependence of our future success on the general economy
•	the ability of our portfolio companies to achieve their objectives;
•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;
•	our regulatory structure;
•	our ability to operate as a business development company;
•	the adequacy of our cash resources and working capital and our anticipated use of proceeds;
•	the timing of cash flows, if any, from the operations of our portfolio companies; and

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Prospectus, please see the discussion under “Risk Factors.”  You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus.  The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Prospectus. In addition to historical information, the following discussion and other parts of this Prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this Prospectus.

Overview

With respect to the New Portfolio, we will seek capital appreciation by making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  We also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on the national exchanges.  We seek to liquidate and maximize the value of the Existing Portfolio.  We have elected to be regulated as a BDC under the 1940 Act, and as such, are subject to numerous regulations and restrictions, as discussed elsewhere in this Prospectus.

Results of Operations

Our investment income includes income from interest, dividends and fees.  Investment expense, net represents total investment income minus net operating expenses.  The main objective of Existing Portfolio company investments is to achieve capital appreciation and realized gains in the Existing Portfolio.  These gains and losses are not included in investment expense, net.

Third Quarter Ended June 30, 2008 Compared to Third Quarter Ended June 30, 2007

	For the three months ended June 30,
	2008	2007	Change

Total investment income	$281,861	253,152	28,709
Net operating and income tax expense	(362,021)	(330,592)	(31,429)

Investment expense, net	(80,160)	(77,440)	(2,720)

Net realized gain on investments	686,047	309,357	376,690
Net change in unrealized appreciation/ depreciation on investments and other assets	(34,322)	270,950	(305,272)
Net change in unrealized loss on other assets	(40,628)	(25,686)	(14,942)

Net gain on investments	611,097	554,621	56,476

Net change in net assets from operations	$530,937	477,181	53,756
Net asset value per share:
Beginning of period	$4.18	4.71
End of period	$4.39	4.91

Total Investment Income

During the current fiscal year third quarter, total investment income was $281,861, an increase of $28,709, or 11%, from total investment income of $253,152 for the prior year third quarter.  In the current year third quarter as compared to the prior year third quarter, interest income decreased $81,203, or 41%, and dividend income increased $109,912, or 206%.  The decrease in interest income is the net result of (i) repayments of principal on debt portfolio securities issued to us by four portfolio companies, (ii) an increase in interest income due to an additional debt investment from the restructure in one debt portfolio security, and (iii) a decrease in interest income on three debt portfolio securities which have been placed on non-accrual of interest status.  In the current year third quarter, we received dividends on two existing portfolio investments, as compared to dividend income received in the prior year third quarter from three existing portfolio investments, however the current year dividends were larger.  We do not anticipate that our dividend income will continue to increase in future periods.

Net Operating Expenses

Net operating expenses for the third quarter of the current year were $362,021, an increase of $31,429, or 10%, as compared to net operating expenses for the prior year third quarter of $330,592.  Interest expense decreased $65,318, or 41%, in the current year third quarter due to the repayment in the prior fiscal year of $10,790,000 of borrowings (the “SBA Debentures”) from the Small Business Administration (the “SBA”).  Management fees decreased $3,052, or 4%, in the current year third quarter due to the decrease in capital under management.  Professional fees increased $72,433, or 270%, in the current year third quarter as compared to the prior year third quarter due to expenses related to changes in the investment advisory structure, the Merger and the exploration of capital raising options. Other expenses increased $27,366, or 41%, in the current year third quarter as compared to the prior year third quarter. The increase in other expenses is primarily the result of an increase in expenses associated with compliance with the Security and Exchange Commission (“SEC”) regulations.

If the Advisory Agreement had been in effect for fiscal year 2007, EAM would have earned $442,062 in management fees, as compared to the $331,625 of management fees earned by InvestAmerica during that time on a consolidated basis with respect to the Total Portfolio under the Investment Advisory Agreements (the “InvestAmerica Advisory Agreements”) between MACC and InvestAmerica, and between MorAmerica and InvestAmerica, both of which were in effect through and after the third quarter of fiscal 2008.  The aggregate amount of Management Fees payable to EAM under the Advisory Agreement will increase as MACC makes investments in the New Portfolio.

Also, as described under “Fees and Expenses” and “Investment Advisory Agreements, Certain Relationships and Related Transactions,” management fees payable to InvestAmerica under the Subadvisory Agreement are payable by EAM out of Management Fees paid by MACC to EAM under the Advisory Agreement attributable to the Existing Portfolio.  If the Subadvisory Agreement had been in effect for fiscal year 2007, InvestAmerica’s management fee with respect to the Existing Portfolio would have been $249,592, as compared to the $331,625 earned by InvestAmerica on a consolidated basis under the InvestAmerica Advisory Agreements with respect to the Existing Portfolio during that time.  The management fees payable under the Subadvisory Agreement would have been less than the amounts payable under the InvestAmerica Advisory Agreements because the Subadvisory Agreement management fee rate will be reduced (i) first to 75% of the Management Fee payable to EAM under the Advisory Agreement attributable to the Existing Portfolio during the first three months, and (ii) second to 50% of the Management Fee payable to EAM under the Advisory Agreement attributable to the Existing Portfolio after the three-month period.

Investment Expense, Net

For the current year third quarter, we recorded investment expense, net of $80,160, as compared to investment expense, net of $77,440 during the prior year third quarter, an increase of $2,720, or 4%.  The increase in investment expense, net is the result of the decrease in investment income described above and the increase in operating expenses described above.

Net Realized Gain (Loss) on Investments

During the current year third quarter, we recorded net realized gain on investments of $686,047, as compared with net realized gain on investments of $309,357 during the prior year third quarter.  Management does not attempt to maintain a comparable level of realized gains quarter to quarter but instead attempts to maximize total investment portfolio appreciation through realizing gains in the disposition of securities and investments in the New Portfolio.  Under the InvestAmerica Advisory Agreements, InvestAmerica earned an incentive fee which is calculated as a percentage of the excess of MACC’s realized gains in a particular period, over the sum of net realized losses and unrealized depreciation during the same period.  Under the Advisory Agreement, EAM will likewise earn the Incentive Fee, which is calculated as a percentage of the excess of MACC’s realized gains in a particular period, over the sum of net realized losses and unrealized depreciation during the same period.  As a result, the timing of realized gains, realized losses and unrealized depreciation can have an effect on the amount of the Incentive Fee payable to EAM under the Advisory Agreement.

The Advisory Agreement provides that EAM will earn the same amount of incentive fees as InvestAmerica would have earned under the InvestAmerica Advisory Agreements with respect to the Existing Portfolio.   Thus, if the Advisory Agreement had been in effect for fiscal year 2007, EAM would have earned $143,732 in incentive fees, which is the same amount earned by InvestAmerica in fiscal year 2007 under the InvestAmerica Advisory Agreements.  As described in more detail under “Fees and Expenses” and “Investment Advisory Agreements, Certain Relationships and Related Transactions,” the Advisory Agreement provides that MACC will pay EAM an Incentive Fee in an amount equal to 20.0% of the net capital gains, before taxes, attributable only to the New Portfolio (not the Existing Portfolio), as compared to the 13.4% payable to InvestAmerica under the InvestAmerica Advisory Agreements.  The higher Incentive Fee under the Advisory Agreement will therefore increase the amount of incentive fees payable to EAM in a given period only to the extent that MACC makes New Portfolio investments and realizes net capital gains, before taxes, on the New Portfolio.

Effective April 29, 2008, the InvestAmerica Advisory Agreements were terminated and we entered into the Advisory Agreement with EAM.  Under the Advisory Agreement, EAM earns an incentive fee which is calculated as a percentage of the excess of our realized gains in a particular period, over the sum of net realized losses and unrealized depreciation during the same period.  As a result, the timing of realized gains, realized losses and unrealized depreciation can have an effect on the amount of the incentive fee payable to EAM under the Advisory Agreement.

Also effective April 29, 2008, we entered into the Subadvisory Agreement with EAM and InvestAmerica, pursuant to which InvestAmerica will continue to manage the Existing Portfolio.  Under the terms of the Subadvisory Agreement, EAM pays InvestAmerica an incentive fee based on a portion of the incentive fees paid to EAM by us under the Advisory Agreement attributable to the Existing Portfolio.

In addition, as described under “Fees and Expenses” and “Investment Advisory Agreements, Certain Relationships and Related Transactions,”  incentive fees payable to InvestAmerica under the Subadvisory Agreement are payable by EAM out of the Incentive Fees attributable to the Existing Portfolio paid by MACC to EAM under the Advisory Agreement.  If the Subadvisory Agreement had been in effect for fiscal year 2007, InvestAmerica’s earned incentive fee respecting the Existing Portfolio would have been $143,732, which the same amount of incentive fee that would have been earned by EAM under the Advisory Agreement respecting the Existing Portfolio.

Changes in Unrealized Depreciation/Appreciation of Investments and Other Assets

Net change in unrealized appreciation/depreciation on investments represents the change for the period in the unrealized appreciation, net of unrealized depreciation, on our total investment portfolio based on the valuation method described under “Critical Accounting Policy”.

We recorded net change in unrealized appreciation/depreciation on investments of ($34,322) during the current year third quarter, as compared to $270,950 during the prior year third quarter.  This net change resulted from:

●
No unrealized appreciation during the current year third quarter, as compared to unrealized appreciation in the fair value of two portfolio companies totaling $466,300 during the prior year third quarter.

●	Unrealized depreciation in the fair value of one portfolio company of $34,322 during the current year third quarter, as compared to no unrealized depreciation during the prior year third quarter.

●
No reversal of unrealized appreciation during the current year third quarter, as compared to the reversal of unrealized appreciation of $195,350 in one portfolio company during the prior year third quarter.

Net Change in Net Assets from Operations

We experienced an increase of $530,937 in net assets for the third quarter of fiscal year 2008, and the resulting net asset value per share was $4.39 as of June 30, 2008, as compared to $4.67 as of September 30, 2007.

The increase in net assets recorded during the current year third quarter was the result of net realized gain on investments, as described above.

We have six Existing Portfolio investments valued at cost, has recorded unrealized appreciation on five Existing Portfolio investments, and has recorded unrealized depreciation on eight Existing Portfolio investments.  Quarterly valuations can be affected by a portfolio company’s short term performance that results in increases or decreases in unrealized depreciation and unrealized appreciation for the quarter.  Changes in the fair value of a portfolio security may or may not be indicative of the long term performance of the portfolio company.

With respect to the Existing Portfolio, we are not currently making investments (but may periodically make follow-on investments in Existing Portfolio companies), as previously announced.  As discussed in greater detail elsewhere in this Prospectus, EAM’s investment strategy for us under the Advisory Agreement is to make new equity investments in small- and micro-cap companies which qualify for investment by BDCs under the 1940 Act.  Under the Subadvisory Agreement, InvestAmerica will continue to oversee the Existing Portfolio.  We will continue to prudently sell Existing Portfolio investments and use the resulting proceeds to pay down the Term Loan, as further described below.   The ability to exit the Existing Portfolio investments is affected by company performance and external factors unrelated to the portfolio companies.  These factors include sub prime lending, credit contraction, inflationary pressures, high commodity prices, recessional pressures, a slowing economy and current world tensions.

Nine Months Ended June 30, 2008 Compared to Nine Months Ended June 30, 2007

	For the nine months ended June 30,
	2008	2007	Change

Total investment income	$736,163	720,422	15,741
Net operating and income tax expense	(1,135,366)	(1,211,606)	76,240

Investment expense, net	(399,203)	(491,184)	91,981

Net realized (loss) gain on investments	691,540	213,377	478,163
Net change in unrealized appreciation/ depreciation on investments and other assets	(955,652)	750,307	(1,705,959)
Net change in unrealized loss on other assets	(34,000)	---	(34,000)

Net gain (loss) on investments	(298,112)	963,684	(1,261,796)

Net change in net assets from operations	$(697,315)	472,500	(1,169,815)
Net asset value per share:
Beginning of period	$4.67	4.71
End of period	$4.39	4.91

Total Investment Income

During the current fiscal year nine-month period, total investment income was $736,163, an increase of $15,741, or 2%, from total investment income of $720,422 for the prior year nine-month period.  In the current year nine-month period as compared to the prior year nine-month period, interest income decreased $146,027, or 24%, and dividend income increased $161,762 or 162%.  The decrease in interest income is the net result of (i) repayments of principal on debt portfolio securities issued to us by five Existing Portfolio companies, (ii) an increase in interest income due to an additional debt investment from the restructure of one debt portfolio security, (iii) an increase in interest income on one debt portfolio security which had been on non-accrual of interest status during the prior year nine-month period, but which made interest payments during the current nine-month period prior to being placed again on non-accrual of interest status, and (iv) a decrease in interest income on two debt portfolio securities which have been placed on non-accrual of interest status.  Debt portfolio securities are placed on non-accrual of interest status when the borrower is financially unable to make required interest payments.  In both the current year nine-month period and the prior year nine-month period, we received dividends on three Existing Portfolio investments; however, the current-year dividends were larger.

Net Operating Expenses

Net operating expenses for the nine-month period of the current year were $1,135,366, a decrease of $76,240, or 6%, as compared to net operating expenses for the prior year nine-month period of $1,211,606.  Interest expense decreased $230,223, or 41%, in the current year nine-month period due to the repayment in the prior fiscal year of the SBA Debentures.  Management fees decreased $45,919, or 18%, in the current year nine-month period due to the decrease in capital under management.  Professional fees increased $188,877, or 114%, in the current year nine-month period due to expense related to changes in the investment advisory structure, the Merger and the exploration of capital raising options.  Other expenses increased $11,025, or 5%, in the current year nine-month period as compared to the prior year nine-month period.  The increase in other expenses is the net result of (i) a decrease in prepayment penalties incurred on the repayment of the SBA Debentures during the prior year nine-month period, (ii) a decrease in administrative expenses due to timing of payments, (iii) an increase in directors and officers insurance, (iv) an increase in directors travel expenses, and (v) an increase in expenses associated with compliance with SEC regulations.

Investment Expense, Net

For the current year nine-month period, we recorded investment expense, net of $399,203, as compared to investment expense, net of $491,184 during the prior year nine-month period, a decrease of $91,981, or 19%.  The decrease in investment expense, net is primarily the result of the decrease in net operating expenses described above.

Net Realized Gain on Investments

During the current year nine-month period, we recorded net realized gain on investments of $691,540, as compared with net realized gain on investments of $213,377 during the prior year nine-month period.  Management does not attempt to maintain a comparable level of realized gains quarter to quarter but instead attempts to maximize total investment portfolio appreciation through realizing gains in the disposition of securities.  Under the InvestAmerica Advisory Agreements (prior to their termination during the current year third quarter), InvestAmerica earned an incentive fee calculated as a percentage of the excess of our realized gains in a particular period, over the sum of net realized losses and unrealized depreciation during the same period.  Similarly, under the Advisory Agreement, EAM is entitled to earn an incentive fee which is calculated as a percentage of the excess of our realized gains in a particular period, over the sum of net realized losses and unrealized depreciation during the same period.  As a result, the timing of realized gains, realized losses and unrealized depreciation can have an effect on the amount of the incentive fee payable to EAM under the Advisory Agreement and to InvestAmerica under the InvestAmerica Advisory Agreements.

Net Change in Unrealized Appreciation/Depreciation of Investments and Other Assets

Net change in unrealized appreciation/depreciation on investments represents the change for the period in the unrealized appreciation, net of unrealized depreciation, on our total investment portfolio based on the valuation method described under “Critical Accounting Policy.”  We recorded net change in unrealized depreciation on investments of ($955,652) during the current year nine-month period, as compared to $750,307 during the prior year nine-month period.  This net change resulted from:

●
Unrealized appreciation in the fair value of two portfolio companies totaling $743,338 during the current year nine-month period, as compared to unrealized appreciation in the fair value of five portfolio companies totaling $1,520,657 during the prior year nine-month period.

●
Unrealized depreciation in the fair value of eight portfolio companies of $1,698,990 during the current year nine-month period, as compared to unrealized depreciation in the fair value of five portfolio companies of $770,350 during the prior year nine-month period.

The net change in unrealized loss on other assets of $34,000 during the current year nine-month period was recorded with respect to other securities which are classified as other assets, as compared to no change in unrealized loss on other assets during the prior year nine-month period.

Financial Condition, Liquidity and Capital Resources

We rely upon several sources to fund its operating and investment activities, including our cash and money market accounts and the Revolving Loan, as further described below.

As of June 30, 2008, our cash and money market accounts totaled $345,967.  As reported elsewhere, MorAmerica Capital had entered into (i) the Term Loan to refinance the SBA Debentures, which was assumed by us on April 30, 2008 as a result of the Merger, and which has a current balance of $4,855,661, and (ii) a revolving loan permitting MorAmerica Capital (now us) to borrow up to $500,000, with Cedar Rapids Bank & Trust Company.  As of June 30, 2008, we believe that our existing cash and money market accounts, the revolving loan, and other anticipated cash flows will provide adequate funds for our anticipated cash requirements during fiscal year 2008, including follow-on investments respecting the Existing Portfolio, interest payments on the Term Loan and administrative expenses.  With respect to the Existing Portfolio, we are not making new investments, are prudently disposing of Existing Portfolio assets and are using the resulting proceeds to pay down the Term Loan.  We anticipate commencing our new investment strategy under the Advisory Agreement when it raises additional capital.

The following table shows our significant contractual obligations for the repayment of the Term Loan and other contractual obligations as of June 30, 2008:

Payments due by period

Contractual Obligations
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years

Note Payable	$4,855,661	---	4,855,661	---	---
Incentive Fees Payable	$23,061	23,061	---	---	---

We currently anticipate that we will rely primarily on our current cash and money market accounts and our cash flows from operations to fund our investment activities in the Existing Portfolio and other cash requirements during fiscal year 2008.  With respect to its investment strategy under the Advisory Agreement, our Board of Directors sought and received approval by the shareholders for a proposal to issue rights to acquire shares of its Common Stock as a means by which it may raise additional equity capital.  Although management believes these sources will provide sufficient funds for us to meet its fiscal year 2008 investment level objective and other anticipated cash requirements, there can be no assurances that our cash flows from operations or cash requirements will be as projected.

Portfolio Activity

With respect to the Existing Portfolio, we have invested in and lent to businesses through investments in subordinated debt (generally with detachable equity warrants), preferred stock and common stock.  The total portfolio value of investments in publicly and non-publicly traded securities was $14,931,397 at June 30, 2008 and $16,704,954 at September 30, 2007.  During the three months ended June 30, 2008, we invested $52,000 in a follow-on investment portfolio company.  As noted elsewhere in this Prospectus, we intend to pursue an investment strategy consisting of new equity investments in very small public companies that qualify for investment by BDCs under the 1940 Act, and may continue to make follow-on investments in its Existing Portfolio.

With respect to the Existing Portfolio, we have frequently co-invested with other funds managed by InvestAmerica.  When it makes any co-investment with these related funds, we follow certain procedures consistent with orders of the SEC for related party co-investments to reduce or eliminate conflict of interest issues.  All of the $52,000 invested during the current year third quarter represented co-investments with another fund managed by InvestAmerica.

Critical Accounting Policy

Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  Restricted and other securities for which quotations are not readily available are valued at fair value as determined by our Board of Directors.  Among the factors considered in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the portfolio company; the long-term potential of the business of the portfolio company; market interest rates on similar debt securities; overall market conditions and other factors generally pertinent to the valuation of investments.  However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In the valuation process, MACC uses financial information received monthly, quarterly, and annually from its portfolio companies which includes both audited and unaudited financial statements.  This information is used to determine financial condition, performance, and valuation of the portfolio investments.

Realization of the carrying value of investments is subject to future developments.  Investment transactions are recorded on the trade date and identified cost is used to determine realized gains and losses.  Under the provisions of SOP 90-7, the fair value of loans and investments in portfolio securities on February 15, 1995, the fresh-start date, is considered the cost basis for financial statement purposes.

Determination of Net Asset Value

The net asset value per share of MACC’s outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus total liabilities by the total number of shares outstanding at the date as of which the determination is made.  See “The Company—Investment Valuation—Valuation Process” below, and “Determination of Net Asset Value” in the SAI.

In calculating the value of total assets, investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  All other investments are valued at fair value as determined in good faith by the Board.  The Board has determined that all other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board determines in good faith that cost no longer represents fair value.  See “The Company—Investment Valuation—Valuation Process” below, and “Determination of Net Asset Value” in the SAI.

Quantitative and Qualitative Disclosure About Market Risk

MACC is subject to market risk from changes in market prices of publicly traded equity securities held from time to time in its consolidated investment portfolio.  At September 10, 2008, MACC had no publicly traded equity securities in the Existing Portfolio.  MACC is also subject to financial market risks from changes in market interest rates.  MACC currently has an outstanding note payable to CRB&T under the Term Loan with a variable interest rate that is based on an independent index.  Although this independent index is subject to changes, the maximum increase or decrease in the interest rate at any one time will not exceed 1.000 percentage points. General interest rate fluctuations may therefore have a material adverse effect on MACC’s net investment income.  In addition, in the future, MACC may from time to time opt to draw on the Revolving Loan of credit to fund cash requirements.  These future borrowings will have a variable interest rate based on an independent index that is subject to changes; however, the maximum increase or decrease in the interest rate at any one time will not exceed 1.000 percentage points.

Portfolio Risks

Pursuant to Section 64(b)(1) of the 1940 Act, a BDC is required to describe the risk factors involved in an investment in the securities of such company due to the nature of MACC’s investment portfolio.   Accordingly, MACC states that:

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MACC’s New Portfolio will primarily consist of equity investments in smaller company growth stocks.  Investments in growth stocks involves certain risks, in part, because the value of the securities is based upon future expectations that may or may not be met.

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The Existing Portfolio securities consist, and a large proportion of the New Portfolio securities will consist, primarily of securities issued by small, public and privately held companies.  Generally, little or no public information is available concerning the companies in which MACC invests, and MACC must rely on the diligence of its Adviser and Subadviser to obtain the information necessary for MACC’s investment decisions.  In order to maintain its status as a BDC, MACC must invest at least 70% of its total assets in the types of portfolio investments described in Section 55(a) of the 1940 Act.  Typically, the success or failure of such companies depends on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on such companies.  Moreover, smaller companies frequently have smaller product lines and smaller market shares than larger companies and may be more vulnerable to economic downturns.  Because these companies will generally have highly leveraged capital structures, reduced cash flows resulting from an economic downturn may adversely affect the return on, or the recovery of, MACC’s investments.  Investment in these companies therefore involves a high degree of business and financial risk, which can result in substantial losses and should be considered speculative.

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MACC’s Existing Portfolio investments primarily consist of, and the majority of our New Portfolio investments will primarily consist of, securities acquired from the issuers in private transactions, which are usually subject to restrictions on resale and are generally illiquid.  Often, no established trading market exists with regard to such securities, and most of such securities are not available for sale to the public without registration under the Securities Act, which involves significant delay and expense.

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The Existing Portfolio investments of MACC are generally long-term in nature.  Some existing investments do not bear a current yield and a return on such investments will be earned only after the investment matures or is sold.  Although most investments are structured so as to return a current yield throughout most of their term, these investments will typically produce gains only when sold in five to seven years.  There can be no assurance, however, that any of MACC’s investments will produce current yields or gains.

Operations Risks

The New Portfolio investments will primarily be in unregistered shares for which there is typically no readily available market for sale.  These investments will typically require to be registered prior to sale.  There is no guarantee that unregistered shares will eventually be registered.  In addition MACC may not be able to liquidate these shares at the most advantageous time due to the lack of an available market for unregistered shares.  In addition, unregistered shares sold in a private transaction will typically sell at a discount to the price of publicly available registered shares.

With respect to the Existing Portfolio, MACC generally relies on portfolio investment divestitures and liquidity events, as well as increases in fair value of portfolio investments, to provide for increases in net asset value in any period.  MACC typically relies on the sale of portfolio companies in negotiated transactions and on the initial public offering of portfolio company securities to provide for portfolio investment divestitures and liquidity events.  Accordingly, a general contraction in the markets for corporate acquisitions and/or initial public offerings could adversely affect MACC’s ability to realize capital gains, if any, from the sale of its portfolio company securities.

Interest Rate Risks

MACC faces several risks in relation to changes in prevailing market interest rates.  First, at June 30, 2008, MACC had outstanding $4,855,661 in principal amount under the Term Loan, which matures in August of 2009.  The Term Loan has a variable rate of interest, and accordingly, changes in market interest rates will have an effect on the amount of interest paid by MACC with respect to the note payable thereunder.

Second, MACC generally structures portfolio investments to provide a current yield in order to provide MACC with earnings stability.  These investments typically provide for a fixed preferred dividend or interest rate.  Although MACC is not currently making new investments, to the extent that MACC makes portfolio investments over the next several years, MACC’s total investment income may be adversely affected if there is a decrease in market interest rates over the next several years.

Third, many of MACC’s portfolio companies have or may issue debt senior to MACC’s investment.  The payment of principal and interest due on MACC’s investment, therefore, will generally be subordinate to payments due on any such senior debt.  Moreover, senior debt typically bears interest at a floating rate, whereas MACC’s investments generally do not.  Any increase in market interest rates may put significant economic pressure on those portfolio companies that have issued senior debt which bears interest at a floating rate.  Accordingly, MACC’s ability to achieve net operating income and generally to realize gains from its portfolio investments may be adversely affected by an increase in market interest rates.

RISK FACTORS

An investment in our Common Stock should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.  The risks set forth below are the principal risk factors associated with an investment in MACC, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to MACC’s.

Risks Related to Our Operations

Our investments may be risky, and you could lose all or part of your investment.

MACC is designed for long-term investors.  Investors should not rely on MACC for their short-term financial needs.  The value of the higher risk securities in which we invest will be affected by general economic conditions; the securities market; the markets for public offerings and corporate acquisitions; specific industry conditions; and the management of the individual portfolio companies.  Additionally, we may not achieve our investment objectives.

Our Adviser has no experience managing a BDC, and will serve as investment adviser to other accounts and funds, which may create conflicts of interest not in the best interest of us or our stockholders.

Our Adviser has no experience serving as an investment adviser to a BDC.  While our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with its written allocation procedures so that we will not be disadvantaged in relation to any other client, our Adviser’s services under the Advisory Agreement are not exclusive.  EAM is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as our Adviser notifies us prior to being engaged to serve as investment adviser to another fund and further provided that any such investment management services and any co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, our Adviser’s asset allocation policy required thereunder and any exemptive order applicable to MACC.  In addition, the private accounts managed by our Adviser may make investments similar to investments that we may pursue.  Accordingly, our Adviser may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders, and it is possible that our Adviser might allocate investment opportunities to other client, and thus might divert attractive investment opportunities away from us.

We are dependent upon our Advisers’ key personnel for our future success.

We depend on the diligence, expertise and business relationships of our Adviser and Subadviser.  The Adviser and Subadviser will evaluate, negotiate, structure, close and monitor our investments, subject to supervision by the Board.  The Advisory Agreement with EAM and Subadvisory Agreement with InvestAmerica are short-term in nature and subject to cancellation on sixty days’ notice.  Our future success will depend on the continued service of certain key individuals of the Adviser and Subadviser.  The departure of one or more of these key individuals could have a material adverse effect on our ability to achieve our investment objectives and on the value of our Common Stock.  We will rely on certain employees of the Adviser and Subadviser, who may devote significant amounts of their time to their respective activities that are not related to MACC.  To the extent those employees of the Adviser and Subadviser who are not committed exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.

The Offering will provide a financial benefit to our Adviser.

Because the Management Fee payable to our Adviser under the Advisory Agreement is based on a percentage of our net assets, increasing our net assets through the Offering will increase the amount of the Management Fees paid to our Adviser.

The Incentive Fee payable to our Adviser may create conflicting incentives.

Our Adviser will receive an Incentive Fee based, in part, upon net realized capital gains on our investments.  As a result, our Adviser may have an incentive to pursue investments that are likely to result in capital gains as compared to income-producing securities.  Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

Potential significant conflicts of interest may impact our investment returns.

All of our officers also serve in similar capacities with EAM, which serves as an investment adviser to other accounts, and in the future may serve as investment adviser to other investment funds.  In that case, our officers may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of MACC or its stockholders or that may require them to devote time to services for such other entities, which could interfere with the time available to provide services to MACC.  Nonetheless, EAM is of the opinion that any such efforts of its officers relative to MACC would be synergistic with and beneficial to the affairs of both MACC and EAM.

InvestAmerica and its affiliates serve as investment advisers to other funds.  As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which the Adviser, the Subadviser or any of their respective affiliates currently has an investment.  However, under the terms of an exemptive order granted by the SEC, under certain specified circumstances, we may invest (and make follow on investments) in portfolio companies at the same time and on the same terms as InvestAmerica’s affiliates.  All such investments are reviewed by our independent directors to assure conformity to the exemptive order.

In the course of our investing activities, we pay Management and Incentive Fees to EAM and InvestAmerica.  As a result, holders of our Common Stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments in our portfolio companies.  Because of this arrangement, there may be times when the management teams of either EAM or InvestAmerica have interests which differ from those of our stockholders, giving rise to a conflict.  For example, if we borrow money or issue debt instruments and thereby increase our assets, which in turn increases the Management Fee payable to our Adviser, we simultaneously increase our expenses to service such debt and thereby reduce our stockholders’ return on their investment in MACC.  Further, the use of leverage increases the likelihood of gain (or loss) which amounts would be subject to the incentive fee we pay to our Adviser.  See “Investment Advisory Agreements, Certain Relationships and Related Transactions.”

As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our election to be regulated as a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, (iv) our officers, directors and employees, and (v) our Adviser and Subadviser, among others, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.  The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors.  If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

As a result of our election to be regulated as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) – (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.

“Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) do have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000.  See “Regulation—Qualifying Assets” below.

If, for example, we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, or if we acquire securities from an issuer which otherwise meets the definition of an eligible portfolio company but we purchase the securities in a public offering, these acquired assets cannot be treated as “qualifying assets.”  The failure of an investment to meet the definition of a qualifying asset could preclude us from otherwise taking advantage of an investment opportunity we find attractive.  In addition, our failure to meet the BDC qualifying asset requirements could result in the loss of BDC status, which would significantly and adversely affect our business plan by, among other things, requiring us to register as a closed-end investment company.

We will be exposed to additional risks, including the typical risks associated with leverage.

In addition to the Term Loan and the Revolving Loan, we may borrow additional money to increase our ability to make investments.  Lenders from whom we may borrow money or holders of our debt securities may have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our debt.  In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders.  In addition, debt, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities.  Leverage is generally considered a speculative investment technique.  If the value of our assets increases, then leveraging would cause the net asset value attributable to our Common Stock to increase more than it otherwise would have had we not leveraged.  Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our Common Stock to decline more than it otherwise would have had we not leveraged.  Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage.  Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed and invested such funds.  Our ability to service any additional debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.

MACC had an outstanding principal amount of $4,855,661 under the Term Loan on June 30, 2008.  The Term Loan has a stated maturity date of August 29, 2009 and is subject to a variable interest rate based on an independent index.  The current interest rate applicable to the Term loan is 6.0%.

The annual return that must be generated on MACC’s portfolio in order to cover annual interest payments is __%.  The following table is provided to assist shareholders in understanding the effects of leverage.  The calculations are based upon the actual interest expense incurred on the Term Loan set out above and MACC’s pro forma net assets as of June 30, 2008 as described elsewhere in this Prospectus.  The figures provided are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder	(__%)	(__%)	(__%)	__%	__%

We operate in a highly competitive market for investment opportunities.

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we make.  Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us.  For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a result of our election to be regulated as a BDC.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this Offering and may use the net proceeds from this Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this Offering or that are not consistent with our targeted investment characteristics.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments or the dividend rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We intend to make investments in a limited number of portfolio companies.  One or two of our portfolio companies may constitute a significant percentage of our total portfolio, especially in the months following this Offering.  An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a more “diversified” company holding numerous investments.

Because our investments are and will continue to typically be privately-issued, they typically will have limited liquidity, and thus their value is decreased.

All of our Existing Portfolio investments consist of, and most of our New Portfolio investments will consist of, securities acquired directly from their issuers in private transactions.  They are usually subject to restrictions on resale and are generally illiquid.  Usually there is no established trading market for such securities into which they could be sold.  In addition, most of the securities are not eligible for sale to the public without registration under the 1933 Act, which would involve delay and expense.  Restricted securities generally sell at a price lower than similar securities that are not subject to restrictions on sale.

Most of our portfolio investments will be recorded at fair value as determined in good faith by our Board.  As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Pursuant to the requirements of the 1940 Act, substantially all of our portfolio investments will be recorded at fair value as determined in good faith by our Board on a quarterly basis, and, as a result, there is uncertainty regarding the value of our portfolio investments.  At September 30, 2007, approximately 93% of our total assets represented investments recorded at fair value.  Since there will typically be no readily ascertainable market value for the investments in our portfolio, our Board will determine in good faith the fair value of our investments pursuant to our valuation policy and a consistently applied valuation process.  See “The Company—Investment Valuation” below.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we intend to make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has lost value, including where collection of a debt security or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate.  Without a readily ascertainable market value and because of the inherent uncertainty of valuation, fair value of our investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We adjust quarterly the valuation of our portfolio to reflect the Board’s determination of the fair value of each investment in our portfolio.  Any changes in fair value are recorded in our statement of operations as “Net change in unrealized depreciation/appreciation on investments.”

We may not be able to elect pass-through tax treatment in the future as planned.

Currently, MACC is a taxable entity (a “C corporation”) in order to utilize net operating loss carryforwards generated from a predecessor company as well as our operating losses.  In the future we may elect to qualify for pass-through tax treatment contained in Subchapter M of the Code.  Subchapter M treatment essentially means that certain income is taxed at the stockholder level only with no tax at the corporate level, although we may be subject to a corporate level tax on certain built-in gains in existence at the time we would first become subject to Subchapter M.  It is possible that, for a number of reasons, we may be unable to meet Subchapter M requirements, or that we may also cease to qualify for pass-through treatment, or be subject to a four percent excise tax, if we fail to make certain distributions.  Under the 1940 Act, we are not permitted to make distributions to stockholders unless we meet certain asset coverage requirements with respect to money borrowed and senior securities issued.  Non-availability of pass-through tax treatment may potentially have a materially adverse effect on the total return, if any, obtainable from an investment in the MACC’s shares, once net operating loss carryforwards are no longer available and the Subchapter M election has become advantageous.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests.  As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we invest usually will have, or may be permitted to incur, debt that ranks senior to, or equally with, our investments, including debt investments.  As a result, payments on such securities may have to be made before we receive any payments on our investments.  For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt.  In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.  After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us.  In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices.  If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations.  In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Risks Related to the Existing Portfolio

An investment strategy that includes privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence upon the talents and efforts of only a few key portfolio company personnel, a greater vulnerability to economic downturns and a greater inability to liquidate our investments in an advantageous manner.

As a BDC, we invest a portion of our assets in restricted securities issued by small, private companies, some of which have operated at losses or have experienced substantial fluctuations in operating results.  There is generally little or no publicly available information about such companies and we must rely on the diligence of our Investment Advisor and Subadviser to obtain the information necessary to invest in these companies.  If our Adviser and Subadviser are unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser and Subadviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies.  In addition, our Adviser and Subadviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment.

Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on them.  Moreover, smaller companies frequently have narrower product lines and smaller market shares than larger companies and, therefore, may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.  Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel.  Because these companies will generally have highly leveraged capital structures, reduced cash flow resulting from an adverse business development, shifts in customer preferences, or an economic downturn or the inability to complete a public offering or other financing may adversely affect the return on, or the recovery of, our investment in them.  Investment in such companies therefore involves a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered highly speculative.  No assurance can be given that some of our investments will not result in substantial or complete losses.

Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments.  We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

The long-term character of our Existing Portfolio investments may negatively impact their current return and capital gains.

Our Existing Portfolio investments yield a current return for most of their lives, but generally only produce a capital gain, if any, from an accompanying equity feature (which typically consists of a warrant for the purchase of common equity securities) after five to eight years.  Both the current yield and a capital gain must be achieved on most investments in order to meet our investment goals.  There can be no assurance that either a current return or capital gain will actually be achieved on our investments.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.  In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower.  It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

We expect our debt investments will generally be unsecured and even if we make a secured loan, if the assets securing a loan we make decrease in value, we may not have sufficient collateral to cover losses.

We believe our portfolio companies generally will be able to repay our debt investments from their available capital, from future capital-raising transactions or from cash flow from operations.  We expect generally that our debt investments that we make will be unsecured.  However, in the event we take a security interest in the available assets of a portfolio company, there is a risk that the collateral securing our investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors.  In addition, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the investment.  Moreover, we may not have a first lien position on the collateral.  Consequently, the fact that investment is secured does not guarantee that we will receive principal and interest payments according to the investment’s terms or that we will be able to collect on the investment should we be forced to enforce our remedies.  In addition, a portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable.  Intellectual property, if any, that is securing our investment could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our investment if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment.  Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price.  As a result, we may suffer losses.

The Existing Portfolio generally consists of investments in debt securities with terms of two to ten years, which we generally hold until maturity, and we do not expect that our related holdings of equity securities in the Existing Portfolio will provide us with liquidity opportunities in the near-term.  We expect that a majority of the New Portfolio will consist of companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell these investments when desired.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments.  As a result, we do not expect to achieve liquidity in our investments in the near-term.  However, to maintain our election to be regulated as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the 1940 Act.  Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is no established trading market for such investments.  The illiquidity of a majority of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

To protect or maintain our existing portfolio investments, we may need to increase our investments in existing portfolio companies.

Following our initial investment, we may make additional debt and equity investments in portfolio companies (“follow-on investments”) in order to increase our investment in a successful portfolio company, to exercise securities that were acquired in the original financing, to preserve our proportionate ownership when a subsequent financing is planned or to protect our initial investment when such portfolio company’s performance does not meet expectations.

We may not have the funds to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock.  There is no assurance that we will make, or will have sufficient funds to make, follow-on investments.  Additionally, we will be subject to limitations relating to our BDC which may limit our ability to make additional investments in portfolio companies.  Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, or may reduce the expected yield on the investment.

Risks Related to the New Portfolio

We will be exposed to market risks associated with investments in equity securities.

Upon implementation of our new investment strategy, we will ordinarily have substantial exposure to common stocks and other equity securities in pursuing our investment objective and policies. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

We will be particularly sensitive to the risks associated with equity investments in small-cap and micro-cap companies.

As described above, our equity investments in the New Portfolio will be focused on common stocks of small-cap and micro-cap companies. We will therefore be particularly sensitive to the risks associated with small companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Micro-cap and other small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and we may have difficulty establishing or closing out our securities positions in smaller companies at prevailing market prices. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

We may engage in short selling, which creates the risk of a theoretically unlimited loss.

We may engage in short selling.  Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows the investor to profit from declines in securities.  A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Small- and micro-cap companies  may rely on inexperienced management.

Small- and micro-cap companies may be young companies with inexperienced management.  The lack of an experienced management team may prevent such companies from meeting its goals, which may reduce the expected yield on our investment.

Small and micro-cap companies may rely on a small number of key employees, and if such employees leave the company, the company’s performance may suffer.

The success of small- and micro-cap companies may depend on a small number of key employees.  Such companies’ ability to retain its key employees will be important to successful operation of such companies. The unexpected loss of services of key employees, or the inability to recruit and retain qualified personnel in the future, may have an adverse effect on a companies business and financial results, which could devalue our investment.

Small- and micro-cap companies may operate in areas where rapid technology developments may renders their business obsolete.

New technologies or improvements to old technologies may render the product lines of small- and micro-cap companies obsolete.  Because such companies may not have diverse product lines, any technological development that renders a product line obsolete may resulting a company having no product to market, which will severely devalue such company’s securities.  Such technological developments may prevent us from meeting our expected return on investment and may result in a complete loss of our investment.

Small- and micro-cap companies may have relatively limited product lines, markets or financial resources.

Small- and micro-cap companies may have relatively limited product lines, markets and/or financial resources.  Therefore, such companies may be more vulnerable to competitors’ actions and market conditions.  Any action by competitors or downturn in market conditions may directly impact a company’s business and financial results.  Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities.  Such a decline in performance, may result in us not meeting our expected return on investment, and may result in a complete loss of investment.

The securities of small- and micro-cap companies may be more volatile then other securities.

Historically, small- and micro-cap companies have been more volatile in price than larger capitalized companies.  Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small- and micro-cap companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources.  Such price volatility may result in us not meeting our expected return on investment.

Small and micro-cap companies may be unable to obtain the financing required to fund necessary growth.

Small- and micro- cap companies may require additional financing before such company can develop a product line to a point of profitability.  Companies requiring additional capital may be unable to obtain such capital and as a result may not achieve profitability, which may result in us not meeting our expected return on investment and may result in a complete loss of investment.

There is limited liquidity in small and micro-cap companies.

The liquidity of securities in small- and micro-cap companies may be more limited than that of other companies.  The lack of liquidity may result in us not being able to dispose of the securities when we desire, which may result in us not being able to achieve our expected return on investment and may result in a complete loss of investment.

The value of securities in small- and micro-cap companies may not follow the value of larger companies or general economic conditions.

The value of securities in small- and micro-cap companies may not follow the value of larger companies or general economic conditions for a variety of reasons, including, but not limited to, such companies having limited product lines available, key employees misguiding the company or the company may not be able to obtain needed financing.  This may result in a small- or micro-cap company’s performance suffering when the overall stock market is providing favorable returns or when overall economic conditions are favorable.  As a result, our investment may not achieve our expected return on value and we may suffer a complete loss of investment during favorable economic conditions.

Risks Related to this Offering

This Offering may dilute the value of your Shares.

You may experience an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights pursuant to the Offering.   This is because the Subscription Price per Share will likely be less than MACC’s net asset value per Share on the Expiration Date, and the number of Shares outstanding after the Offering is likely to increase in a greater percentage than the increase in the size of MACC’s assets.   In addition, if you do not fully exercise your Rights you should expect that you will, at the completion of the Offering, own a smaller proportional interest in MACC than would otherwise be the case.   Although it is not possible to state precisely the amount of any such decrease in net asset value, because it is not known at this time what the net asset value per share will be at the Expiration Date or what proportion of the Shares will be subscribed, such dilution could be significant.   For example,  assuming  that all Rights are exercised at the Estimated Subscription Price of $__, expenses associated with the Offering were $80,000, and MACC’s net asset value otherwise remained constant, MACC’s net asset value per Share on such date would be reduced by approximately $__ per Share (or __%).  Your ability to transfer your Rights allows you to receive cash for such Rights should you choose not to exercise them.  However, it is not certain that a market for the Rights will develop, and no assurance can be given as to the value, if any, that such Rights will have.

The price of our Common Stock may be volatile and may decrease substantially.

The trading price of our Common Stock following this offering may fluctuate substantially.  The price of the Common Stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our Common Stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

•	changes in the value of our portfolio of investments;
•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of BDCs or other financial services companies;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax guidelines with respect to BDCs;
•	losing BDC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	departures of key personnel; or
•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

Investing in our Common Stock may involve an above-average degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Common Stock may not be suitable for investors with lower risk tolerance.

Closed-end investment companies’ shares usually trade below net asset value.

Shares of closed-end investment companies like MACC frequently trade at a discount from net asset value and MACC’s shares have historically traded at a discount from net asset value.  At __, the MACC’s shares traded at a __% discount to their net asset value.  This characteristic of shares of closed-end investment companies is separate and distinct from the risk that MACC’s per share net asset value will decline.  In addition, due to the following reasons, MACC is not only different from other closed-end funds, is a greater risk than similar venture capital closed-end funds.

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First, many closed-end funds generally are structured to produce annual dividends to stockholders.  MACC, however, does not presently pay dividends but, rather, retains all income after taxes and expenses to reduce debt or fund additional investments and thus create capital appreciation.  The return to holders of the our Common Stock is thus anticipated to be long-term and capital in nature.  The Board will, however, consider payment of dividends in the future and reserves the right to do so without stockholder approval.

•
Second, due to several factors, including the small size of MACC relative to fixed expenses, and the fact that much of the income of MACC arises through capital gains rather than ordinary income, on a consolidated basis, MACC has lost money (that is, had net investment expense, rather than new investment income) in each of the last six years.  Many similar funds are structured to earn sufficient current income to achieve operating income (investment income in excess of operating expenses) each year.

INVESTMENT ADVISORY AGREEMENTS, CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS

Advisory Agreements

We have entered into the Advisory Agreement with EAM, an entity in which certain of our officers also serve as managers and/or officers.  EAM’s services under the Advisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others.  In addition, the private accounts managed by EAM may make investments similar to investments that we may pursue, especially with respect to the New Portfolio.  It is thus possible that EAM might allocate investment opportunities to other clients, and thus might divert attractive investment opportunities away from us.  However, EAM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we will not be disadvantaged in relation to any other EAM client.

We have also entered into the Subadvisory Agreement with InvestAmerica.  InvestAmerica’s services under the Subadvisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including the InvestAmerica Managed Funds discussed below that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others.  In addition, InvestAmerica Managed Funds may make investments similar to our Existing Portfolio or we may make follow-on investments respecting the Existing Portfolio.  In all such cases, such investments will be governed by the co-investment limitations described below.

EAM is the investment adviser to MACC pursuant to the Advisory Agreement.  EAM is registered as an investment adviser under California law and is subject to the reporting and other requirements thereof.  Such law also provides restrictions on the activities of registered advisers to protect their clients from manipulative or deceptive practices and restricts performance compensation.  EAM’s address is 580 Second Street, Suite 102, Encinitas, California 92024.

As described above in more detail under “Fees and Expenses,” the Advisory Agreement provides that EAM is entitled to receive a Management Fee equal to a annual rate of 2.0% of Assets Under Management attributable to MACC’s Total Portfolio, payable monthly in arrears.  In addition to the annual Management Fee of 2.0% of Assets Under Management attributable to the Total Portfolio, EAM is entitled to receive the Incentive Fee, which is an amount equal to (i) 20.0% of the net capital gains, before taxes, attributable to MACC’s New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and (ii) 13.4% of the Net Capital Gains, before taxes, attributable to MACC’s Existing Portfolio.

The amount of the Incentive Fee and all incentive compensation, in any fiscal year, may not exceed the limit prescribed by Section 205(b)(3) of the Advisers Act.  This section provides that the total fees will not exceed 20% of the realized capital gains upon the assets of MACC over a specified period, computed net of all realized capital losses and unrealized capital depreciation.  Under Section 5.2(a)(ii) of the Advisory Agreement, the specified period is one year.  In addition, the Board and our Advisor intend to submit to the stockholders at the next annual meeting modifications to the Advisory Agreement to change the Incentive Fee calculation to be paid annually but calculated on a cumulative basis over the life of the contract.  These changes would become effective only after approval by the Board and the stockholders.  Under the Advisory Agreement, as with all of MACC’s prior advisory agreements, the Incentive Fee has been calculated on a “period to period” basis, meaning that changes in the value of portfolio investments in subsequent periods do not retroactively affect Incentive Fee calculations from prior periods.  Modifying the calculation of the Incentive Fee such that it is determined on a cumulative basis would mean that subsequent changes in the value of portfolio investments would impact the calculation of Incentive Fees on a cumulative basis over the life of the Advisory Agreement.

Under the terms of the Advisory Agreement, the Board has the responsibility to monitor the value of the Total Portfolio consistent with the MACC’s valuation procedures.  These responsibilities include the appropriateness of and the timing of recognizing unrealized depreciation, reversals of unrealized depreciation, and capital losses and gains, which serves to mitigate the inherent conflict associated with our Adviser’s interest in enhancing the amount of Net Capital Gains with respect to the calculation of the Incentive Fee.

The Advisory Agreement has a term of two years, unless sooner terminated as described below.  After the initial two-year term, the Advisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by the Board, including a majority of its directors who are not interested persons of EAM, or by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of MACC.  The Advisory Agreement may be terminated by MACC at any time, without payment of any penalty, on 60 days’ written notice to EAM if the decision to terminate has been made by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of a majority of the outstanding shares of MACC.  EAM may also terminate the Advisory Agreement on 60 days’ written notice to MACC provided that another investment advisory agreement with a suitable investment adviser has been approved by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of MACC, and by a majority of directors who are not parties to such agreement or interested persons of any such party.

MACC, EAM and InvestAmerica are also parties to the Subadvisory Agreement.  From MACC’s inception in 1995 through 2004, and then from July 2005 through April 29, 2008, InvestAmerica was the investment adviser to MACC and MorAmerica.  Pursuant to the Subadvisory Agreement, InvestAmerica has been retained to monitor and manage the Existing Portfolio, including exits, preparation of valuations, follow-on investment analysis and recommendations and other portfolio management matters.  InvestAmerica also currently provides certain accounting and financial services for MACC.  During the first three months of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management fee equal to 75% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  For the remainder of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management fee equal to 50% of the Management Fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  The amount of the incentive fee payable by EAM to InvestAmerica under the Subadvisory Agreement is 100% of the incentive fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement does not result in any additional expense to MACC.  The address of the Subadviser is 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.

The Subadvisory Agreement has a term of two years, unless sooner terminated as described below.  After the initial two-year term, the Subadvisory Agreement will continue in effect so long as such continuance is specifically approved at least annually by EAM and the Board, including a majority of its directors who are not interested persons of EAM or InvestAmerica, or by vote of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of MACC.  The Subadvisory Agreement may be terminated by EAM or MACC at any time, without payment of any penalty, on 60 days written notice to InvestAmerica if the decision to terminate has been made by EAM or by the Board or by vote of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of MACC.  The Subadvisory Agreement also may be terminated by InvestAmerica at any time, without payment of any penalty, on 60 days’ written notice to EAM and MACC.

Under the terms of the Advisory Agreement, we will bear all expenses not specifically assumed by EAM and incurred in our operations, and we will bear the expenses related to this Offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of EAM, the Subadviser and their staffs, when and to the extent engaged in providing us investment advisory services, is provided and paid for by EAM and the Subadviser, and not us.  The expenses borne by us include:

•	auditing fees;
•	all legal expenses;
•	legal fees normally paid by portfolio companies;
•	appropriate trade association fees;
•	brochures, advertising, marketing and publicity costs;
•	interest on debt;
•	directors’ and Board fees;
•	any fees owed or paid to the Company or fund managers;
•	any and all expenses associated with property of a portfolio company taken or received by us or on our behalf as a result of any investment in any portfolio company;

•	all reorganization and registration expenses;
•	the fees and disbursements of our counsel, accountants, custodian, transfer agent and registrar;
•	fees and expenses incurred in producing and effecting filings with federal and state securities administrators;
•	costs of periodic reports to, and other communications with our stockholders;
•	premiums for the fidelity bond, if any, maintained by EAM pursuant to Section 17 of the 1940 Act;
•	premiums for directors and officers insurance; and
•	any other expenses incurred by or on behalf of us that are not expressly payable by EAM under the Advisory Agreement.

Other Investment Funds

Affiliates of InvestAmerica serve as the investment advisers to other private venture capital funds.  Affiliates of InvestAmerica manage NDSBIC, L.P., an SBIC, Lewis & Clark Private Equities, L.P., an SBIC, and Invest Northwest, L.P. (collectively, the “InvestAmerica Managed Funds”).  Each of these to funds is headquartered in Cedar Rapids, Iowa.  Both NDSBIC, L.P. and Lewis & Clark Private Equities, L.P. are SBICs and invest primarily in later stage companies.  NDSBIC, L.P. was organized in 1995, had $5,000,000 of committed capital and currently owns approximately 20 portfolio companies.  Except for follow on investments, this fund is fully invested.  Lewis & Clark Private Equities, L.P. was founded in 2002, has committed capital of $11,989,899 and to date has approximately six portfolio company investments.  Invest Northwest is a private venture capital limited partnership and was organized in 2004 with $10,000,000 of committed capital.

EAM and InvestAmerica may, from time to time, provide investment advisory services, management consulting services and related services to other clients. The determination regarding the existence of conflict of interest between any of those clients and the Company, and the resolution of any such conflict, vests in the discretion of the Board, subject to the requirements and resolution of the 1940 Act.

Existing Portfolio Co-Investments with Adviser-Affiliated Funds

With respect to the Existing Portfolio only, certain investments made by MACC have been made in participation with other funds managed by affiliates of InvestAmerica.  Although MACC does not currently anticipate making additional similar co-investments in the future, MACC may participate in certain follow-on investments respecting the Existing Portfolio.  Under an existing exemptive order from the SEC (the “Order”), MACC is presently permitted to make investments in InvestAmerica Managed Funds, subject to the conditions set forth in the Order.  The Order provides that MACC must be offered the opportunity to invest in any investment (other than in interim investments or marketable securities) that would be suitable for MACC that is being presented to the InvestAmerica Managed Funds to the extent of an amount proportionate to their respective consolidated assets or paid-in-capital if SBICs are involved.  All co-investments with the InvestAmerica Managed Funds must receive specific advance approval by a majority of the non-interested directors of MACC.  Securities purchased in a joint transaction by both MACC and the InvestAmerica Managed Funds will consist of the same class of securities, including the same registration rights, if any, and other rights related thereto, and will be purchased for the same unit consideration, all as governed SBA regulations, if applicable, and the approval of such transaction, including the determination by non-interested directors, will take place during the same time period.  Notwithstanding the foregoing, MACC will not make any investment in the securities of any issuer in which the InvestAmerica Managed Funds, but not MACC, have previously invested.

Not all investments that might be made by the InvestAmerica Managed Funds may be suitable for investment by MACC, or vice versa.  MACC will be given the opportunity to dispose of any securities in which both the InvestAmerica Managed Funds and MACC have invested in proportion to their holdings of such securities.  MACC will take advantage of such opportunity except to the extent that a majority of the members of the Board, including a majority of its independent directors, determines otherwise.  In connection with any such disposition, MACC will be required to bear no more than its proportionate share of the transaction costs.  MACC will be given notice of any intention by an InvestAmerica Managed Fund to exercise any conversion privilege or other right to acquire equity securities of an issuer in the securities of which both an InvestAmerica Managed Fund and MACC have invested.

Control Persons and Principal Holders of Securities

As our investment advisers, EAM, a California limited liability company located at 580 Second Street, Suite 102, Encinitas, California 92024, and InvestAmerica, a Delaware corporation located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401, are deemed to control us, within the meaning of the 1940 Act.  Additionally, Atlas Management Partners, LLC (“Atlas”), Bridgewater International Group, LLC (“BIG”), Mr. Benjamin Jiaravanon and Mr. Timothy Bridgewater control the Company through either direct or beneficial ownership of 804,689 of the Company’s Shares, which as of the date of this Prospectus comprise 32.65% of the Company’s issued and outstanding stock.  Atlas and BIG are organized under the laws of the State of Utah.

Our officers and directors, eight in number as a group, own 1,026,988 Shares together, equal to 41.67% of our outstanding Common Stock.  The following table sets forth certain information as of, with respect to Common Stock ownership of each person who owns of record or is known by us to own of record or beneficially five percent or more of the Common Stock:

Name and Address of Owner	Number of Shares Owned Beneficially Only	Number of Shares Owned of Record Only	Number of Shares Owned Beneficially and of Record	Percent of Common Stock

Atlas Management Partners, LLC (1) One South Main Street, Suite 1660, Salt Lake City, Utah 84133	804,689			32.65%

Bridgewater International Group, LLC (1) 10500 South 1300 West, South Jordan, Utah 84095			804,689	32.65%

Timothy A. Bridgewater (1) 10500 South 1300 West South Jordan, Utah 84095	804,689	13,100		33.18%

Benjamin Jiaravanon (1) Ancol Barat, J1 Ancol VIII, No.1 Jakarta 14430 Indonesia	804,689			32.65%

Geoffrey T. Woolley 580 Second Street, Suite 102 Encinitas, California 92024		151,314		6.14%

(1)
The foregoing information with respect to Atlas, BIG, Mr. Jiaravanon and Mr. Bridgewater is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, as subsequently amended February 13, 2004, April 28, 2005 and April 30, 2005, filed by Atlas, BIG and others with the SEC (collectively, the “Atlas Group 13D”).  The Atlas Group 13D disclosed that control over 804,689 shares of Common Stock owned by BIG (the “BIG Shares”) is governed by a Shareholder and Voting Agreement dated September 29, 2003 among Atlas, BIG and Kent Madsen (the “Shareholder Agreement”).  The term of the Shareholder Agreement extends to March 1, 2010 and may be extended in certain circumstances; however, the Shareholder Agreement may also be terminated at any time by any party.  Under the Shareholder Agreement, BIG appointed Atlas as its limited proxy to vote the BIG Shares, but BIG retains all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  The Shareholder Agreement also provides Atlas with certain rights of first refusal respecting the BIG Shares and limits BIG’s ability to otherwise dispose of the BIG Shares.  Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder and Voting Agreements among Atlas, BIG and the former managers of Atlas dated April 28, 2005 and filed as part of the Atlas Group 13D, certain former managers of Atlas, including Geoffrey Woolley (the Chairman of MACC’s Board) and Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

As voting Managing Director of Atlas, Mr. Bridgewater has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater also individually owns 13,100 shares of Common Stock, according to reports Mr. Bridgewater has filed with the SEC pursuant to Section 16(a) of the Exchange Act.  As the sole Managing Member of BIG, Mr. Jiaravanon has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  BIG is a wholly owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

USE OF PROCEEDS

The net proceeds from the sale of our Shares in this Offering (assuming the price per share set forth on the front cover of this Prospectus) will be approximately $__ million after deducting our offering expenses, totaling $80,000, paid by us.  We will invest the net proceeds in securities consistent with the following strategy for New Portfolio investments.  We will seek capital appreciation by making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  We also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on the national exchanges.  We anticipate that substantially all of the net proceeds of this Offering will be used as described above, within three months; however, it could take a longer time to invest substantially all of the net proceeds.  We have not allocated any portion of the net proceeds of this Offering to any particular investment. Pending such uses and investments, we expect to invest proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

INVESTMENT OBJECTIVE AND POLICIES

General

In addition to the 1940 Act requirements discussed below under “Regulation—Qualifying Assets,” MACC has adopted the following additional non-fundamental investment policies.  These policies may be changed from time to time by the Board, except that the election of MACC to be regulated as a BDC may not be revoked without the approval of the holders of a majority of the Common Stock.

Short-Term Investment Policies

MACC’s short-term investments are placed in the following investment instruments that mature in one year or less from the date of investment:

•	Short term treasury bills.
•	Insured certificates of deposit in principal amounts not to exceed $100,000.
•	Securities issued by U.S. government, consisting of agency issues backed by the full faith and credit of the federal government with maturities not to exceed one year.
•	Commercial paper rated Al or P1.
•	High quality repurchase contracts relating to government backed securities.
•	Money market funds investing primarily in short-term U.S. government securities.

Long Term Investment Policies

In making investments and managing its portfolio, MACC presently intends to adhere to the following policies.

●
MACC will generally seek to make equity investments in micro- and small-cap companies that will result in capital appreciation to MACC.  These may include private investments in public companies (so called “Pipes”) and registered direct offerings permissible for BDCs under the 1940 Act, equity investments in publicly listed companies, and on a limited basis equity investments or interest-bearing debt instruments (with equity features) in private companies.

●
MACC will seek to at all times conduct its business so as to retain its status as a BDC.  In order to retain that status, MACC may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) through (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high-quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.  “Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000.  See “Regulation—Qualifying Assets.”

●
MACC will not make any investment in the securities of any private company if, after giving effect to that investment, the value of all the securities of that company held by MACC will exceed ten percent of the value of MACC’s total assets.

●
MACC may borrow money and issue senior securities to the extent that the 1940 Act permits a BDC to do so, for the purpose of making investments, or for temporary or emergency purposes.  A BDC may issue and sell senior securities if, immediately after such issuance or sale, the securities will have asset coverage of at least 200 percent.  MACC does not, however, intend to incur indebtedness for borrowed money, so long as it holds cash, interim investments or marketable securities in an amount sufficient to fund the amount of investments (other than in interim investments or marketable securities) and operating expenses projected to be made in the forthcoming twelve months.  At June 30, 2008, MACC had an outstanding principal amount of $4,855,661 under the Term Loan from CRB&T and is permitted to borrow up to $500,000 under the Revolving Loan, though we have not presently made any drawings under the Revolving Loan.  We may also issue and sell senior securities, subject to 1940 Act limitations.  See “Regulation—Senior Securities (Leverage); Coverage Ratio.”  For the risks associated with the resulting leverage, see “Risk Factors.”

●
MACC will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an “underwriter” of securities purchased, by it that must be registered under the 1933 Act before they may be offered or sold to the public); (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that MACC may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (iv) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its growth financing and management buyout investments, and rights to require the issuer of such investments or their affiliates to repurchase them under certain circumstances); (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts; or (vi) acquire more than three percent of the voting stock of, or invest more than five percent of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.  As with other investment policies, these policies may be changed without stockholder approval (except that the BDC election of MACC may not be changed without stockholder consent).

Other Policies

With respect to the Existing Portfolio, MACC is focused on liquidating the Existing Portfolio investments in a manner designed to seek maximum value.  Although MACC is no longer pursing the strategies used in acquiring the Existing Portfolio, MACC retains the right to make follow-on investments in Existing Portfolio companies to protect any current investment.

MACC has always provided advisory services to portfolio companies either directly or in conjunction with co-investors.  We will continue this policy of making significant managerial assistance available to all portfolio companies.  These advisory services include but are not limited to accepting or requiring board representation, providing executive hiring and search advice, assisting to secure debt and equity financing relationships, offering management advice and providing general oversight of portfolio companies.  The Chief Executive Officer and the Chief Financial Officer of MACC will be available for and will provide these services.

MACC PORTFOLIO INVESTMENTS

The following is a list of the portfolio companies in which MACC (through MorAmerica, which merged into MACC effective April 30, 2008) had an investment at June 30, 2008.  The portfolio companies are presented in three categories — Manufacturing, Service and Technology/Communications.   All of the following portfolio companies are “eligible portfolio companies” under the 1940 Act.  MACC makes available significant managerial assistance to all of these portfolio companies. MACC generally receives rights to observe the meetings of the portfolio companies’ board of directors, and may have one or more voting seats on their boards.  Other than our provision of managerial assistance to such companies, there are no material business, professional or family relationships between MACC’s officers and directors and any portfolio company, or any portfolio company’s officers, directors or affiliates.

Manufacturing:

Portfolio Company Name & Address	Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Value

Aviation Manufacturing Group, LLC 719 Walnut Street, P.O. Box 57 Yankton, South Dakota 57078	Manufactures flight-critical parts for aircraft (see additional description of business below)	14% debt security, due October 1, 2008 †	38.50%	$616,000
		154,000 preferred membership units	38.50%	154,000
		154,000 membership units	21.18%	550,777
		14% note, due October 1, 2008	38.50%	89,320
		68,445 membership units	21.18%	244,782
				$1,654,879

Central Fiber Corporation 4814 Fiber Lane Wellsville, Kansas 66092	Recycles and manufactures cellulose fiber products	12% debt security, due March 31, 2009	25.00%	$205,143
		12% debt security, due March 31, 2009	25.00%	53,079
		Warrant to purchase 273.28 common shares	25.00%	--
				$258,222

DMTP Acquisition Company 949 Bethel Road Lebanon, Missouri 65536	Manufactures metal stampings and fabrications (see additional description of business below)	12% debt security, due November 18, 2009	11.00%	$1,371,507
		19,853.94 shares Series A preferred †	11.00%	195,231
		7,887.17 shares common †	10.50%	126,742
				$1,693,480

Handy Industries, LLC 702 South 3rd Avenue Marshalltown, Iowa 50158	Manufacturer of lifts for motorcycles, trucks and industrial metal products (see additional description of business below)	12.5% debt security, due October 2, 2007	22.90%	$667,327
		167,171 units Class B preferred †	22.90%	68,528
		1,357 units Class A common	13.38%	--
				$735,855

Kwik-Way Products, Inc. 500 57th Street Marion, Iowa 52302	Manufactures automobile repair machines	2% debt security, due January 31, 2008 †	32.80%	$1
		2% debt security, due January 31, 2008 †	19.30%	--
		38,008 common shares – non-cash†	21.80%	--
		29,340 common shares †	21.80%	--
				$1

Linton Truss Corporation 1455 SW 4th Avenue Delray Beach, Florida 33444	Manufactures residential roof and floor truss systems	542.8 common shares †	2.114%	$--
		400 shares Series 1 preferred †	50.00%	340,000
		Warrants to purchase 14.682% common shares †	20.906%	15
		Warrants to purchase 5.0% common shares	20.906	--
				$340,015

M.A. Gedney Company 2100 Sloughton Avenue Chaska, Minnesota 55318	Pickle processor	188,750 shares preferred †	1.75%	$108,117
		137,086 shares preferred	1.27%	--
		210,167 shares preferred	76.00%	--
		Warrant to purchase 34,223 preferred shares †	2.93%	--
		112,780 shares preferred	1.95%	31,883
		Warrant to purchase 49,350 preferred shares	2.93%	--
		12% debt security, due June 30, 2009	14.30%	152,000
				$292,000

Magnum Systems, Inc. 1250 Seminary Street Kansas City, Kansas 66103	Manufacturer of industrial bagging equipment (see additional description of business below)	12% debt security, due November 1, 2008	21.00%	$574,163
		48,038 common shares †	15.95%	48,038
		292,800 shares preferred †	19.00%	304,512
		Warrant to purchase 56,529 common shares †	21.00%	380,565
				$1,307,278

†	Presently non-income producing.

Manufacturing (continued:

Portfolio Company Name & Address	Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Value

Pratt-Read Corporation 1155 Railroad Avenue Bridgeport, Connecticut 06605	Manufacturer of screwdriver shafts and handles and other hand tools (see additional description of business below)	13,889 shares Series A Preferred †	27.78%	$421,460
		Warrants to purchase 7.5% of common stock	10.06%	--
		7,718 shares Services A preferred †	27.78%	234,097
		Warrants to purchase 2.78% of common stock	10.06%	--
		13% debt security, due July 26, 2007 †	27.78%	250,020
		Warrants to purchase 1.827% of common stock †	10.06%	--
		Warrants to purchase 1,843 shares common stock	10.06%	--
				$905,577

Spectrum Products, LLC‡ 7100 Spectrum Lane Missoula, Montana 59808	Manufactures equipment used in the construction, operation and maintenance of commercial swimming pools and spas (see additional description of business below)	13% debt security, due January 1, 2008 †	36.94%	$1,077,650
		385,000 units Series A preferred †	36.95%	--
		35,073.50 units Series A common†	31.57%	--
		17,536.75 units Class B preferred †	____ %	--
				$1,077,650

Superior Holding, Inc. 1999 N. Amidon, Suite 335 Wichita, Kansas 67203	Manufactures industrial and commercial boilers and shower doors, frames and enclosures (see additional description of business below)	6% debt security, due April 1, 2010 †	26.00%	$780,000
		Warrant to purchase 11,143 common shares †	26.00%	1
		6% debt security, due April 1, 2010 †	26.00%	221,000
		121,457 common shares †	15.74%	121,457
		6% debt security, due April 1, 2010 †	26.00%	308,880
		312,000 common shares †	15.74%	3,120
				$1,434,458

Total manufacturing				$9,699,414

Service:

Portfolio Company Name & Address	Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Value

Monitronics International, Inc. 12801 North Stemmons Freeway, Suite 821 Dallas, Texas 75234	Provides home security system monitoring services	73,214 common shares †	0.218%	$439,284
				$439,284

Morgan Ohare, Inc. ‡ 701 Factory Road Addison, Illinois 60101	Provides zinc electroplating and heat- treating for fasteners and small stampings (see additional description of business below)	0% debt security, due January 1, 2008 †	55.10%	$1,068,750
		10% debt security, due January 1, 2008	55.10%	343,750
		57 common shares †	47.35%	1
				$1,412,501

SMWC Acquisition Co., Inc. ‡ 1700 West 25th Street Kansas City, Missouri 64108	Steel warehouse distribution and processing	13% debt security due September 30, 2011	17.00%	$96,250
		12% debt security due September 30, 2011	17.00%	482,900
				$579,150

Warren Family Funeral Homes, Inc. 520 SW 27th Street Topeka, Kansas 66611	Provider of value priced funeral services	Warrant to purchase 231 common shares †	19.92%	$134,008
		Warrant to purchase 115.5 common shares †	19.92%	66,004
				$200,012

Total Service				$2,630,947

†	Presently non-income producing.
‡	Indicates that MACC owns 25% or more of the portfolio company’s outstanding securities, meaning that MACC “controls” such company, within the meaning of the 1940 Act.

Technology & Communications:

Portfolio Company Name & Address	Nature of Business	Title or Class of Security / General Terms of Loan	Percentage of Class	Value

Feed Management Systems, Inc. 6120 Earle Brown Dr., Ste. 300 Brooklyn Center, Minnesota 55430	Batch feed software and systems and business to business internet services (see additional description of business below)	540,551 common shares†	17.83%	$1,327,186
		47,709 shares Series A preferred†	18.57%	47,709
		66,600 shares Series A preferred†	18.57%	66,600
		400,000 shares Series A preferred	18.57%	400,000
		160,000 shares Series A preferred	18.57%	160,000
				$2,001,495

MainStream Data, Inc. 375 Chipeta Way, Suite B Salt Lake City, Utah 84108	Content delivery solutions provider	322,763 shares Series A preferred†	8.00%	$200,049
				$200,049

Phonex Broadband Corporation 6952 High Tech Drive Midvale, Utah 84047	Wholesales communications equipment and manufactures radio and television communications equipment	1,855,302 shares Series A preferred†	12.00%	$1
				$1

Portrait Display Labs, Inc. 6663 Owens Drive Pleasanton, California 94588	Designs and markets pivot enabling software for LCD computer monitors	8% debt security, due April 1, 2009	2.77%	$375,950
		8% debt security, due April 1, 2012†	21.84%	23,541
		Warrant to purchase 1.092% common shares†	1.092%	--
		Warrant to purchase 0.277% common shares	0.277%	--
				$399,491

Total Technology & Communications				$2,601,036

†	Presently non-income producing.

Additional Information Respecting Existing Portfolio Companies

The value of MACC’s investments in the following Existing Portfolio companies represents 5% or more of the total value of MACC assets as of June 30, 2008.  Certain additional information regarding these Existing Portfolio companies follows.

●
Aviation Manufacturing Group, LLC (“Freeman”):  Freeman is a Yankton, South Dakota based manufacturer of swaged and turned parts for the commercial aerospace industry.  Freeman primarily produces swaged and turned parts for both OEM and replacement uses for US commercial aircraft.  The US commercial aircraft industry is currently strong.  Freeman is a very small company in a multi-billion dollar industry and as such has less than a 5% market share.  Freeman has a number of key customers. Freeman is a small company and does rely on a small, core management team for some of its success.

●
Detroit Tool Metal Products Co. (“DMTP”):  DTMP supplies a diverse customer base which is largely comprised by agriculture, construction, and trucking.  DTMP serves the needs of end customers like Case, Deere and Paccar.  The company does have some impact from economic cycles and also from interest rate shifts.  DMTP does have some concentration within a few large customers.  However, its products are spread across diverse end markets.  DTMP does rely on its CEO with no internal replacement identifiable.  The company has a stable executive and operating work force.

●
Handy Industries, LLC (“Handy”):  Handy manufactures lifts for raising vehicles to various heights for ease of repair work.  Vehicles include motorcycles, snowmobiles, three and four wheelers, golf carts, garden tractors and lawn mowers.  Handy also manufactures a line of replacement tailgates for pickup trucks as well as a line of fuel and tool storage products.  The company is dependent on the recreational vehicle market for most of its sales.   Handy is small and relies on several key management personnel.

●
Magnum Systems, Inc. (“Magnum”):  Magnum supplies a diverse array of end markets and customers with its broad product offering.  The only end market that exceeds 25% of sales is the stable and desirable food sector, and no single customer exceeds 5% of sales.  Magnum has a stable executive team and a strong CEO.  There is reliance on the CEO, as there is no definable replacement in the company.  Magnum is leveraged to a degree and access to capital is important, so interest rate shifts could have an impact on the company.

●
Pratt-Read Corporation (“Pratt-Read”):  Pratt-Read manufactures screwdriver handles, screwdriver blades, and completed screwdrivers, as well as other hand tool products.  It sells products to retailers, industrial tool companies, and other manufacturers of barrel tools.  Pratt-Read is highly dependent on several customers for the majority of its sales.  The company also has competition from other larger manufacturers and imports from China.   The company is dependent on its core management team.  Pratt-Read is highly leveraged and could be affected by the current credit crisis in the banking industry.

●
Spectrum Products, LLC (“Spectrum”):  Spectrum is a manufacturer of pool equipment.  The company’s primary focus is on pool access and decking equipment—emphasizing access equipment for the handicapped.  Products manufactured by Spectrum include handicap lifts, lifeguard chairs, ladders, starting platforms and other similar products.  The majority of the products are manufactured using stainless steel.  Spectrum has a diverse customer base and relies on a few key management personnel.  The majority of its customers are commercial.  Spectrum is a significant provider of handicap access equipment that can be affected by government regulations, specifically the implementation and enforcement of the handicap access regulations for public and commercial pools.

●
Superior Holdings, Inc. (“Superior”):  Superior supplies large commercial boilers to commercial buildings, churches, schools, and industrial plants.  Superior serves a diverse customer base which includes private commercial buildings as well as municipalities and energy-related industrial plants.  The company is impacted by interest rate shifts and economic cycles, and it has some concentration in sales in the energy side of the business.  On the commercial side, Superior serves a diverse customer base.  Superior does have reliance on the CEO, as there is no identifiable replacement internally, and it has a stable work and administrative work force.

●
Morgan Ohare, Inc. (“Morgan”):  Morgan is very small heat treating and zinc plating company.  Primarily, it heat treats fasteners for the automotive, housing and appliance industries.  Morgan’s processes include barrel and rock plating.  Morgan is a very small company in a very large market and has less than a 5% market share.  Morgan’s industry both nationally and internationally is very competitive.  Some of Morgan’s processes are licensed, and such licensing appears secure.  Morgan’s success is dependent upon a small, core management team.

●
Feed Management Systems, Inc. (“Feed Management”):  Feed Management is a software company providing management and tracking tools to the agricultural market.  The company has signed an agreement with a large agricultural company which may result in their acquisition by this company.  Feed Management is dependent on licensed product for development of its software.  Feed Management is in the development stage of a major upgrade of its products and this development is key to its growth.  The company also relies on a key group of core managers for the successful implementation of its growth strategy.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of June 30, 2008, and (ii) our capitalization as adjusted to reflect the issuance of 821,541 Rights and corresponding issuance and sale of 821,541 of our Shares offered hereby at the price per share set forth on the front cover.  You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this Prospectus.

	Actual June 30, 2008 (Unaudited)		As Adjusted (Unaudited)
Net Assets Applicable to Common Stockholders Consist of
Capital Stock, $0.01 par value, 10,000,000 Shares authorized; Shares issued and outstanding actual (2,464,621) and as adjusted (3,286,162)		$24,646		$32,862
Additional paid-in capital	$		$
Net assets applicable to common stockholders		$10,823,495	$

THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board.  Accordingly, our Board provides broad supervision over our affairs, including supervision of the duties performed by our Adviser and Subadviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below under “Management of the Company—Directors and Officers” in the SAI.  Each director and officer will hold office for a one year term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Our Board consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser, its affiliates or our Subadviser or its affiliates (the “Independent Directors”).  The directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”

Our Adviser

EAM was founded in 2007 by Travis Prentice, Montie L. Weisenberger and Joshua M. Moss.  EAM’s principals have managed assets under similar strategies as those of the Company since 1997, and have continued such management upon the effectiveness of EAM’s registration as an investment adviser.  EAM has not previously managed an investment company which has elected treatment as a BDC.  Because EAM was not engaged as our adviser until April, 2008, we did not pay EAM and advisory fees in any of fiscal years 2005 – 2007.

Roth Capital Partners, LLC (“RCP”) contributed the operating capital to fund the founders’ business plan and holds a 49% interest in EAM.  Gordon J. Roth, who has served on MACC’s Board since 2000, is the Chief Financial Officer of RCP and serves on the Board of Managers of EAM.

Our Subadviser

InvestAmerica is a nationally-recognized private equity/venture capital investment management group whose professionals have over 100 cumulative years of fund management experience. The InvestAmerica brand was founded in 1985 with the establishment of InvestAmerica Venture Group, Inc. Since 1985, InvestAmerica has successfully managed and grown the InvestAmerica related private equity/venture funds with investments throughout the United States.  The InvestAmerica group is headquartered in Cedar Rapids, Iowa with regional offices in Kansas City, Missouri; Vancouver, Washington; Fargo, North Dakota and St. Paul, Minnesota.  InvestAmerica does not act as investment adviser with respect to any other investment company, and our Board is not aware of any financial condition of InvestAmerica that is reasonably likely to impair the financial ability of InvestAmerica to fulfill its commitment to MACC under the Subadvisory Agreement.  Under prior advisory agreements, we paid InvestAmerica investment advisory fees in the amounts of $1,316,421, $441,277 and $475,357 in the fiscal years 2005, 2006 and 2007, respectively.

Portfolio Managers

Under the Advisory Agreement and Subadvisory Agreement, representatives of EAM will be responsible for the day-to-day management of the New Portfolio (the “EAM Portfolio Managers”) and representatives of InvestAmerica will be responsible for the day-to-day management of the Existing Portfolio (the “InvestAmerica Portfolio Managers”).

With respect to the New Portfolio, the planned equity investments in publicly-listed, small- and micro-cap companies (up to a maximum of 30% of MACC’s total assets) will be managed by Travis Prentice.  The remaining portion the New Portfolio will be governed by the investment decisions of an investment committee consisting of the EAM Portfolio Managers. Buy and sell decisions will be by consensus with Travis Prentice having final decision in case of a split vote.  Each member of the investment committee will have the authority to trim positions (partial buys or sells) to ensure exposures stay in-line with portfolio goals and regulatory requirements.  The EAM Portfolio Managers are as follows:

●
Travis Prentice.  Mr. Prentice is the President and Chief Investment Officer of EAM, a firm he co-founded in 2007.  In addition, he serves as portfolio manager for the firm’s Micro Cap Growth and Ultra Micro Cap Growth investment strategies. Prior to founding EAM, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team.  He brings ten years of institutional investment experience from Nicholas Applegate where he originally joined in 1997. He holds a Masters in Business Administration from San Diego State University and a Bachelor of Arts in Economics and a Bachelor of Arts in Psychology from the University of Arizona.

●
Montie L. Weisenberger.  Mr. Weisenberger is the Senior Vice President and Portfolio Manager of EAM, a firm he co-founded in 2007.  Mr. Weisenberger has primary portfolio management responsibilities for the firm’s Small Cap Growth investment strategy.  Prior to founding EAM, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at Nicholas Applegate Capital Management where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro / Emerging Growth team since 2001.  Prior to joining Nicholas Applegate Capital Management, Mr. Weisenberger was a research analyst at Adams, Harkness & Hill, now Cannacord Adams, an emerging growth investment bank located in Boston, MA. Mr. Weisenberger also spent more than five years as a finance and strategic management consultant, most recently as a manager with KPMG, LLP.  Mr. Weisenberger brings more than twelve years of combined investment management and financial analysis experience to Eudaimonia Asset Management.  He holds a Masters in Business Administration and a Masters in Health Administration from Georgia State University and a Bachelor of Arts in Business Administration from Flagler College.

With respect to follow-on investments in the Existing Portfolio, investment decisions require the approval of three out of four of the InvestAmerica Portfolio Managers.  The InvestAmerica Portfolio Managers are as follows:

●
David R. Schroder.  Mr. Schroder has been President, Assistant Secretary and a Director of  InvestAmerica since 1994.  In addition, he served as President and Secretary of MACC from April, 2005 to April, 2008 and Chief Compliance Officer and Treasurer of MACC from March, 2004 to April, 2005 and President, Secretary and a Director of MACC from 1994 to 2004.  He received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

●
Robert A. Comey.  Mr. Comey has been Executive Vice President, Treasurer, Assistant Secretary and a Director of InvestAmerica since 1994.  In addition, he served as Chief Financial Officer, Executive Vice President, Chief Compliance Officer, Treasurer and Assistant Secretary of MACC from April, 2005 to April, 2008, Chief Financial Officer, Executive Vice President, Treasurer and a Director of MACC from 1994 to 2004, Director of MorAmerica from 1989-2004, Executive Vice President and Assistant Secretary of MorAmerica from 1994 to 2004 and Treasurer of MorAmerica from 1994 to April, 2005.  He received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

●
Kevin F. Mullane.  Mr. Mullane has been Senior Vice President, Assistant Secretary and a Director of InvestAmerica since 1994.  In addition, he served as Senior Vice President of MACC during the periods from April, 2005 to April, 2008 and 2000-2004 and was Senior Vice President of MorAmerica from 1999 to 2004.  He received an M.B.A. and an M.S. in Business Administration, Emphasis in Accounting, from Rockhurst Jesuit University.

●
Michael H. Reynoldson.  Mr. Reynoldson has been Vice President of InvestAmerica since 2001.  In addition, he served as Vice President of MACC from 2008 to 2008, Senior Vice President of MACC from 2000-2004 and Senior Vice President of MorAmerica from 1999 to 2004.  He received an M.B.A. and an M.S. in Business Administration, Emphasis in Accounting, from Rockhurst Jesuit University.

The section headed “Management of the Company—Portfolio Managers” in the SAI contains additional information about our portfolio managers, including their compensation, other accounts they manage, and their ownership of MACC securities.

Potential Exit Strategies

With respect to our Existing Portfolio, we generally expect to hold most of our subordinated and mezzanine debt investments until maturity or repayment.  We may, however, if circumstances are favorable, sell our investments earlier if a liquidity event occurs, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering.  Occasionally and when terms are favorable, we may also sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

With respect to the New Portfolio, we generally expect to hold most of our securities until they have reached fair value and/or the Portfolio Managers believe that MACC’s capital would be best utilized in other opportunities.  We generally expect to hold unregistered shares until the securities have been registered on public exchanges or become available to trade over-the-counter.  We may, however, if circumstances are favorable, sell our unregistered shares earlier to a third party through a privately negotiated transaction.

Ongoing Portfolio Company Monitoring

Our Adviser and Subadviser will each closely monitor each investment we make and will maintain a regular dialogue with both the portfolio companies’ management teams and any other significant stakeholders to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.  In addition, representatives of our Adviser and Subadviser may participate in portfolio company board meetings or serve as portfolio company directors, and will monitor portfolio company performance through quarterly valuation procedures discussed elsewhere in this Prospectus.

Managerial Assistance

Our Adviser and Subadviser will each make available, and will provide upon request, significant managerial assistance to our portfolio companies.  This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary based on a number of factors.

Investment Valuation

General Valuation Policy

Using procedures established by our Board we value each investment as it is approved for investment and then perform follow up valuation for each portfolio company investment on a quarterly basis.  Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  All other investments are valued at fair value as determined in good faith by the Board.  The Board has determined that such other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board determines in good faith that cost no longer represents fair value.  Among the factors we consider in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities and other factors generally pertinent to the valuation of investments.

Valuation Process

The Board  has sole responsibility for determining the fair value of each of the securities we hold.  The fair value for each security is to be determined pursuant to methodologies established solely by Board as set forth in the Valuation Policy adopted August 20, 2008 (the “Valuation Policy”).

The Valuation Policy sets forth the following process to assist the Board in determining the fair value of the securities we hold:

•
Investment Team Valuation.  The investment professionals of our Investment Adviser and Subadviser responsible for the portfolio investment (the “Investment Team”) will initially propose a fair value for each portfolio company or investment in accordance with the methodologies established by the Board as set forth in the Valuation Policy.  As a part of this process, materials will be prepared containing their supporting analysis (the “Investment Team Valuation Report”).

•	Investment Committee Valuation. Our Investment and Valuation Committee will review the Investment Team Valuation Report and recommend valuations to be considered by the Board.

•
Final Valuation Determination.  The Board will consider the recommended valuations of the Investment and Valuation Committee, including supporting documentation and analysis of the Investment Team, and determine the fair value of each investment in good faith.

Personnel

MACC has no employees, but instead has contracted with EAM pursuant to the Advisory Agreement to provide all management and operating activities.  EAM currently has seven employees who are engaged in performing the duties and functions required by MACC.  These employees are not engaged solely in activities of MACC.  In addition, under the Subadvisory Agreement, InvestAmerica employees provide management and operational support to MACC with respect to the Existing Portfolio.  InvestAmerica currently has four employees who provide services on behalf of MACC.  These employees are not engaged solely in activities of MACC.

Properties

MACC’s business activities are conducted from the offices of the Investment Adviser and Subadviser. The use of office facilities, including office furniture, phone services, computer equipment and files, are provided by the Investment Adviser and Subadviser at their expense pursuant to the Advisory Agreement and the Subadvisory Agreement.

TRADING AND NET ASSET VALUE INFORMATION

Net Asset Value Information

The net asset value per share of MACC’s outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.  Based on the consolidated balance sheet at June 30, 2008, the net asset value per share is $4.39 per Share.

In calculating the value of the total assets, investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  Restricted and other securities for which quotations are not readily available are valued at fair value as determined in good faith by our Board of Directors.  The Board has determined that such investments are valued initially at cost, but such valuation is subject to quarterly adjustments if the Board determines in good faith that cost no longer represents fair value.  The Board values loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, at the time such assets are acquired and thereafter unless adverse factors lead to a determination of a lesser value.  In valuing convertible debt securities and equity securities for which there exists no public trading market, the Board values such investments at cost at the time of acquisition, and quarterly thereafter will determine fair value on the basis of collateral, the issuer’s ability to make payments, its earnings, prevailing interest rates and other pertinent factors.

A substantial portion of MACC’s assets consists of securities carried at fair values determined in good faith by the Board.  MACC’s independent registered public accounting firm, KPMG LLP (“KPMG”) has reviewed the procedures used by the Board in arriving at such valuation at September 30, 2007 and has inspected underlying documentation, and has expressed an opinion that, in the circumstances, the procedures are reasonable and the documentation is appropriate.  KPMG’s opinion also indicates that because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Trading Information

Shares of MACC’s Common Stock are traded on the Nasdaq Capital Market under the symbol “MACC”.  The following table sets forth, for the periods indicated, high and low bid prices as quoted on Nasdaq, the net asset value per share at the end of each quarter and the premium (discount) to net asset value at the end of each quarter.  The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions.  At the close of business on October 31, 2007, the bid price for shares of MACC’s common stock was $2.50.  The following high and low bid quotations for the shares during each quarterly period ended on the date shown below of MACC’s fiscal years 2007 and 2006 were taken from quotations provided to MACC by the Nasdaq Capital Market:

	High	Low
December 31, 2005	$2.76	2.52
March 31, 2006	3.99	2.52
June 30, 2006	3.04	2.06
September 30, 2006	2.21	1.75
December 31, 2006	6.69	1.23
March 31, 2007	2.73	1.85
June 30, 2007	2.67	2.00
September 30, 2007	2.50	1.86

Dividends and Dividend Reinvestment Plan

MACC does not currently pay dividends or any other form of distribution or return of net asset value to stockholders and does not make Share purchases.  MACC does not currently have any type of dividend reinvestment plan.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offering will generally be as follows:

•	The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

•
The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right is expected to be zero, since the fair market value of the Right immediately after issuance is expected to be less than 15% of the fair market value of the Common Stock with regard to which it is issued (unless the holder elects, by filing a statement with his timely filed income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued); (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

•	The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

•
Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term or short-term, depending on whether the Right has been held for more than one year, after giving effect to the rule set forth in the preceding bullet point. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis in the Right.

•	If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

•	If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the Offering. Holders of Rights should consult their own tax advisors concerning the tax consequences of the Offering.

Taxation of MACC

Prior to MACC’s inception, MACC’s predecessor and its affiliates accumulated substantial net operating loss carryforwards for federal income tax purposes.  At September 30, 2007, the Company had net operating and capital loss carryforwards for federal income tax purposes of approximately $18 million, which are available to offset future federal taxable income, if any, through 2025.  Approximately $16.5 million of the carryforwards are available for the year ending September 30, 2008.

MACC anticipates utilizing these net operating loss carryforwards for a number of years.  After MACC has utilized such net operating loss carryforwards, MACC is contemplating making an election to be treated as a regulated investment company under Subchapter M of the Code.  RIC treatment essentially means that certain income is taxed at the stockholder level only with no tax at the corporate level, although certain built-in gains at the time of the election may be subject to a corporate level tax at MACC.

Taxation of Stockholders

Overview:

MACC does not have a dividend distribution policy, and does not currently pay to its stockholders a minimum annual distribution but, rather, retains all income after taxes and expenses to reduce debt or fund additional investments and thus create capital appreciation.  MACC has paid no dividends in cash to its stockholders since inception in 1995.  The return to holders of our Common Stock is thus anticipated to be long-term and capital in nature.  The Board will, however, consider payment of dividends in the future and reserves the right to do so without stockholder approval.

Any distributions paid to stockholders by MACC from its ordinary income or its net capital gains (“Regular Dividends”) will be taxable to stockholders as ordinary income to the extent of MACC’s current or accumulated earnings and profits. Distributions in excess of MACC’s earnings and profits will first reduce the adjusted tax basis of a stockholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute either short-term or long-term capital gains (depending on a stockholder’s holding period for his Shares), assuming the Shares are held as capital assets.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“JGTRRA”), special rules apply to Regular Dividends paid to individual stockholders. Such Regular Dividends, with respect to taxable years beginning on or after January 1, 2003 and ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (which under the JGTRRA have been reduced to a maximum rate of 15% with respect to long-term capital gains recognized in taxable years ending on or after May 6, 2003 and before taxable years beginning after December 31, 2008), provided that the individual stockholder meets certain holding period requirements. The maximum long-term capital gains rate of 15% will generally apply to such portion of the Regular Dividends paid by MACC to an individual stockholder in a particular taxable year.

Corporate stockholders which are otherwise eligible to claim the dividends received deduction under section 243 of the Code can deduct 70% of such portion of a dividend as is received with respect to their Shares as represent their proportionate share of the eligible dividend income distributed by MACC. Capital gains dividends do not qualify for the dividends received deduction under section 243 of the Code.

Sale of Shares:

On a sale of Shares, a stockholder will realize taxable gain or loss depending upon the amount realized on the sale and the stockholder’s basis for the Shares. That gain or loss will be treated as capital gain or loss if the stockholder held the Shares as capital assets and will be long-term capital gain or loss if the Shares were held for more than one year. Any such loss will be disallowed to the extent the Shares that were disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired Shares will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the stockholder on those Shares or any undistributed capital gains.

Backup Withholding

MACC is required to withhold federal income tax at the rate of 28% on all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who fail to provide MACC with certain information, including their correct taxpayer identification number, or who otherwise (with respect to dividends and capital gain distributions) are subject to backup withholding under section 3406 of the Code. Any amount withheld under the backup withholding provisions may be credited against a stockholder’s U.S. federal income tax liability.

Foreign Withholding Taxes Imposed On MACC

Income received by MACC from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce MACC’s yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of MACC’s assets to be invested in various countries is not known.

Foreign Stockholders of MACC

Regular Dividends distributed by MACC to non-U.S. stockholders (which generally would include non-resident alien individuals, foreign trusts and estates, foreign corporations, and foreign partnerships, in each case as defined in section 7701 of the Code) will be subject to U.S. withholding taxes imposed at a flat rate of 30%, unless either (i) such non-U.S. stockholder is entitled to an exemption from, or reduced rate of, withholding under an applicable income tax treaty, or (ii) such Regular Dividends constitute income “effectively connected” with the conduct of a trade or business within the United States (or, if required under an applicable income tax treaty, are attributable to the conduct of a trade or business carried on within the United States through a “permanent establishment”) in respect of which the non-U.S. stockholder will be subject to U.S. federal income taxes on its net income at applicable graduated rates. In order to claim an exemption from, or reduced rate of, withholding under an applicable income tax treaty with respect to Regular Dividends not subject to U.S. income tax on a net income basis, a non-U.S. stockholder will be required to furnish generally a U.S. Internal Revenue Service (“IRS”) Form W-8 BEN, and such other information and documentation as is required under the instructions to the Form W-8 BEN and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In the case of Regular Dividends that are “effectively connected” with conduct of a trade or business within the U.S. (or, if required under an applicable income tax treaty, are attributable to a trade or business carried on within the U.S. through a “permanent establishment”), a non-U.S. stockholder in order to demonstrate its exemption from withholding taxes will be required to provide an IRS Form W-8 ECI, and such other information and documentation as is required under the instructions to the Form W-8 ECI and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In addition, by providing an applicable Form W-8, a non-U.S. stockholder identifies himself as being a foreign rather than a U.S. person and, therefore, exempt from backup withholding discussed above.

Non-U.S. stockholders will not be subject either to U.S. federal income taxes or withholding taxes in respect of Capital Gains Dividends, or gains on the sale or exchange of their Shares, unless either (i) such gain is “effectively connected” with the conduct of a U.S. trade or business, or (ii) in the case of an individual, such non-U.S. stockholder is present in the U.S. for 183 days or more during the taxable year.

Other Tax Considerations

The foregoing is only a summary of some of the important federal tax considerations affecting MACC and its stockholders.  Distributions may also be subject to state, local and foreign taxes, depending on each stockholder’s particular situation. Prospective stockholders thus are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in MACC.

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Company and its stockholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Company and its stockholders (including stockholders owning large positions in the Company).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Company.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under “U.S. Federal Income Tax Considerations for Non-U.S. Stockholders).  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the Common Shares are held by U.S. persons and that such shares are held as capital assets.

Distributions paid to you by the Company from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Company’s earning and profits.  Such distributions (if designated by the Company) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders under Section 243 of the Code to the extent that the Company’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provided for a minimum 15% rate) to the extent that the Company receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Company, are taxable to you as long-term capital gain if they have been properly designated by the Company, regardless of the length of time you have owned our Common Shares.  The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Distributions in excess of the Company’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income.  Generally, not later than 60 days after the close of its taxable year, the Company will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sales and other dispositions of the Company’s Common Stock generally are taxable events.  You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Company’s Common Stock is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Company will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the Common Shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares.  A loss realized on a sale or exchange of shares of the Company generally will be disallowed if other substantially identical common shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Company. If the Company pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by you on December 31 of the year in which the dividend was declared.

Although the Board will consider payment of dividends in the future and reserves the right to do so without stockholder approval, the Company presently retains for reinvestment all net capital gains.  The Company may designate such retained amounts as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

The Company is required in certain circumstances to backup withhold at a current rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Company’s shares who do not furnish the Company with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. stockholder.  A Non-U.S. stockholder is a beneficial owner of shares of the Company’s common stock other than a U.S. stockholder.  A U.S. stockholder is a beneficial owner of shares of the Company’ common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S stockholder.  For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws.  This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.

As indicated above, the Company may in the future elect to be treated as a RIC for U.S. Federal income tax purposes.  As a RIC, distributions of the Company’s “investment company taxable income” to Non-U.S. Stockholders would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons.  In the case that the income is treated as effectively connected with a U.S. trade or business, the Company would not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Assuming that our dividend income is not treated as effectively connected to a U.S. trade or business of the Non-U.S. stockholder, “Interest-related dividends” and “short-term capital gain dividends” paid to the Company’s Non-U.S. stockholders will not be subject to withholding of U.S. federal income tax if the requirements below are satisfied.  The amount of “interest-related dividends” that the Company may pay each year is limited to the amount of “qualified interest income” that the Company receives during that year, less the amount of expenses properly allocable to such interest income.  “Qualified interest income” includes, among other items, interest paid on debt obligations of a U.S. issuer, interest paid on deposits with U.S. banks and any “interest-related dividends” from another RIC.  The exemption from withholding tax on “interest-related dividends”, however, does not apply to distributions to a Non-U.S. stockholder (i) that has not complied with applicable certification requirements, (ii) of interest on an obligation issued by the Non-U.S. stockholder or by an issuer of which the Non-U.S. stockholder is a 10% stockholder, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) of interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation.  The amount of “short-term capital gain dividends” that the Company may pay each year generally is limited to the excess of the Company’s net short-term capital gains over our net long-term capital losses, without any reduction for expenses allocable to such gains.  The exemption from U.S. tax on “short-term capital gain dividends”, however, does not apply with respect to an individual Non-U.S. stockholder who is present in the United States for 183 days or more during the taxable year of the distribution.  If the Company’s income for a taxable year includes “qualified interest income” or “net short-term capital gains,” the Company may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to Non-U.S. stockholders not later than 60 days after the close of its taxable year.  These provisions apply to dividends paid with respect to taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid with respect to taxable years beginning after December 31, 2007.  No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration.

Actual or deemed distributions of the Company’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of the Company’s common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (i) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Company distributes its net capital gains in the form of deemed rather than actual distributions (which the Company may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Company pay on the capital gains deemed to have been distributed.  In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.  For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Common Shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and accordingly are subject to the regulations and restrictions described below.  A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them.  A BDC generally provides stockholders with the ability to retain the liquidity of a publicly-traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of our Board consist of Independent Directors.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.  Generally speaking, the principal categories of qualifying assets relevant to our business are the following:

•
Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company.  An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

▪	is organized under the laws of, and has its principal place of business in, the United States; and

▪	is not an investment company (other than an SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

▪	satisfies any of the following:

▪	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

▪	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company;

▪	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

▪
does not have any class of securities listed on a national securities exchange; except that an eligible portfolio company may have a class of securities listed on a national securities exchange, so long as its market capitalization—computed by use of the price at which the issuer’s common equity was last sold, or the average price of the bid and asked prices of such common equity, in the principal market for such common equity as of a date within 60 days prior to the date of acquisition by the BDC—is below $250,000,000.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•
Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would not be an investment company but for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us at any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuers outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above.  These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of non-qualifying public companies or secondary market purchases of otherwise qualifying assets.  If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.  See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

Under the 1940 Act, a BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above.  However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) “significant managerial assistance,” as defined in the 1940 Act.  Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance.  We offer and will continue to offer to provide significant managerial assistance to each of our portfolio companies as required under the 1940 Act.  In addition, we may in the future charge for providing such managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment.  There is no other percentage restriction on the proportion of our assets that may be so invested.

Determination of Net Asset Value

The net asset value per share of our outstanding Common Stock will be determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter.  The net asset value per Share will be equal to the value of our total assets minus liabilities and any preferred securities outstanding, divided by the total number of Shares outstanding at the date as of which such determination is made.  Fair value is determined in good faith by our Board pursuant to a valuation policy.  See “Investment Policies and Techniques—Valuation Process,” and “Determination of Net Asset Value” in the SAI.

Senior Securities (Leverage); Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our Shares if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities.  We do not have, and do not anticipate having, outstanding derivative securities relating to our Shares.

Code of Ethics

We and our Adviser and Subadviser are each required to maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Codes of Ethics.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us.  We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to employees of our Adviser and Subadviser with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  Derek Gaertner has been appointed by our Board to serve as our Chief Compliance Officer.

Exchange Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items, including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

SOX imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SOX requires us to review our current policies and procedures to determine whether we comply with SOX and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under SOX and will take actions necessary to ensure that we so comply.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act.  The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.  We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement, which bond covers our officers, the Adviser and the Subadviser.  We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 10,000,000 Shares of Common Stock, $.01 par value per share.  As of September 10, 2008, we have 2,464,621 shares of Common Stock issued and outstanding.  Our Board may, without any action by our stockholders, amend our Certificate of Incorporation from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock that we have authority to issue.  Under Delaware law, our stockholders generally are not liable for our debts or obligations.

The following table provides information about our outstanding capital stock as of September 10, 2008:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding
Common Stock	10,000,000	0	2,464,621

The holders of Common Stock are entitled to one vote per share on all matters submitted for action by the stockholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, although no individual holder as of owns more than 50% of the shares of Common Stock, a small number of holders whose combined share total is greater than 50% can, if they choose to do so, elect all of the directors.  In such event, the holders of the remaining shares will not be able to elect any directors. The holders of Shares of Common Stock are entitled to receive dividends, when, as and if declared by the Board, out of funds legally available therefore. In the event of liquidation, dissolution or winding up of MACC, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are, and the shares of Common Stock offered hereby, when issued against the consideration set forth in this Prospectus, will be, fully-paid and non-assessable.

Section 203 of the Delaware Corporation Law

MACC is subject to the “business combination” statute of the Delaware General Corporation Law.  In general, this statute prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any “interested stockholder,” unless (i) the transaction is approved by the Board prior to the date the interested stockholder obtained such status, (ii) upon the consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85 percent of the voting stock of MACC outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding, those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to such plans will be tendered in a tender or exchange offer, or (iii) on or subsequent to such date the “business combination” is approved by the Board and authorized at an annual or special meeting of the stockholders by the affirmative vote of 66 2/3 percent of the outstanding voting stock that is not owned by the “interested stockholder.”  A “business combination” includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder.  An “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 15 percent or more of a corporation’s voting stock.  The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to MACC and, accordingly, may discourage attempts to acquire MACC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 666 Grand Avenue, 2500 Ruan Center, Des Moines, IA 50309, serves as our independent registered public accounting firm.  KPMG LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Pursuant to the Advisory Agreement with EAM, we have engaged EAM to perform the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.  These services are included in the management fee we pay our Investment Adviser equal to 0.20% of our Assets Under Management.  The address of EAM is 580 2nd Street, Suite 102, Encinitas, California 92024.  Our securities and other assets are held under a custody agreement with U.S. Bank National Association (with respect to New Portfolio assets), whose address is __  and, with respect to Existing Portfolio assets, under a custody agreement with Cedar Rapids Bank and Trust, whose address is 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401.  The transfer agent and registrar for our Common Stock is BNY Mellon Shareowner Services, whose address is 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, Nebraska 68102-1504.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Common Shares and Rights offered by this Prospectus. The registration statement contains additional information about us, the Rights and our Common Shares being offered by this Prospectus.  We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this Prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

821,541 Shares of Common Stock

Issuable upon the Exercise of Transferable Rights to Subscribe for such Shares

_______________

PROSPECTUS
_______________

September  ____, 2008

MACC Private Equities Inc.

STATEMENT OF ADDITIONAL INFORMATION

September ____, 2008

MACC Private Equities Inc., a Delaware corporation (“MACC,” “the Company,” “we” or “us”), a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”), relating to the Company’s issuance of Rights to purchase its Common Stock, does not constitute a prospectus, but should be read in conjunction with the Company’s Prospectus relating thereto dated ___, 2008.  This SAI does not include all information that a prospective investor should consider before acquiring the Rights and purchasing Common Shares, and investors should obtain and read the Company’s Prospectus prior to acquiring the Rights and purchasing Common Shares.  A copy of the Prospectus may be obtained without charge from the Company by calling (760) 479-5075.  You also may obtain a copy of the Company’s Prospectus on the Securities and Exchange Commission’s web site (www.sec.gov).

The information in this SAI is not complete and may be changed.  We may not issue the Rights or Common Stock until our registration statement, of which the Prospectus and this SAI form a part, is declared effective by the SEC.  This SAI is not an offer to sell either the Rights or our Common Stock and we are not soliciting an offer to buy the Rights or our Common Stock in any state where such offer or sale is not permitted.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company.  The Prospectus and this SAI do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is dated September ____, 2008.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER ____, 2008

USE OF PROCEEDS	1

INVESTMENT OBJECTIVES AND POLICIES	1

MANAGEMENT OF THE COMPANY	3

PORTFOLIO TRANSACTIONS AND BROKERAGE	16

CERTAIN PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS AND THE DELAWARE CORPORATION LAW	17

NET ASSET VALUE	19

PROXY VOTING POLICIES	20

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND REGISTRAR	20

ADDITIONAL INFORMATION	20

INDEX TO FINANCIAL STATEMENTS	1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2

USE OF PROCEEDS

The net proceeds from the sale of our Shares in the Offering (assuming the price per share on the front cover of this Prospectus) will be approximately $__ million after deducting our offering expenses, totaling $80,000, paid by us.  We will invest the net proceeds in securities consistent with the following strategy for New Portfolio investments.  We anticipate that substantially all of the net proceeds of this Offering will be used as described above, within three months; however, it could take a longer time to invest substantially all of the net proceeds.  We have not allocated any portion of the net proceeds of this Offering to any particular investment. Pending such uses and investments, we expect to invest proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

MACC’s objective is to provide stockholders with long-term capital appreciation by making new equity investments primarily in small- and micro-cap companies that qualify for investment by a BDC under the 1940 Act while efficiently liquidating and maximizing the value of the Existing Portfolio. We will seek capital appreciation by primarily making direct equity investments in small public companies that are eligible for BDC investment.  These investments will be in small- and micro-cap growth companies benefiting from positive fundamental change.  These investments will primarily be in the form of Pipes and registered direct offerings.  Subject to BDC limitations, we also intend to invest in small- and micro-cap growth companies that are listed and will be purchased on national securities exchanges.

Investment Policies

Our Board has adopted the following nonfundamental investment policies.  These policies may be changed from time to time by the Board, except that MACC’s election to be regulated as a BDC may not be revoked without the approval of a majority of the holders of the Common Stock.  Under normal circumstances and subject to our BDC limitations, we intend to invest the following percentages of our total assets in the following types of securities:

●	up to 100% in restricted securities purchased directly from issuers, all of which may be illiquid securities;

●	up to 100% in small companies which may not have access to traditional means of financing, through Pipes and registered direct offerings permissible for BDCs under the 1940 Act;

●	up to 30% in equity positions of promising companies that are publicly-listed, with a focus on small- and micro-cap companies; and

●	up to 10% in private companies.

Our ability to achieve the above percentages of investments will initially be dependent upon the pace at which we are able to liquidate our Existing Portfolio and raise additional assets to invest.

Under normal circumstances and subject to BDC limitations, (i) we will not invest more than 25% of our total assets in the securities of any single issuer, except with respect to other registered investment companies, (ii) we will not purchase more than three percent of the total outstanding stock of any issuer, (iii) we will not invest more than five percent of the value of our total assets in any single issuer, and (iv) we will not invest more than ten percent of the value of our assets in securities of other issuers in the aggregate.

The following are our fundamental investment limitations set forth in their entirety. We may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	invest 25% or more of our total assets in any particular industry;

1

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage.  Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Leverage

Once the proceeds of the Offering have been substantially invested in securities that meet our investment objective, we may decide to fund continued investment activities through the borrowing of additional money and the issuance of preferred stock and debt securities which represent the leveraging of our Common Stock.  The issuance of additional Common Stock would enable us to increase the aggregate amount of our leverage.  Presently, we do not anticipate using leverage in New Portfolio activities.  However, we reserve the right at any time, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33.33% of our total assets for debt securities).

As of June 30, 2008, we are leveraged through borrowings under the Term Loan in the outstanding principal amount of $4,855,661, or 30.6% of our total assets (including the proceeds of such leverage).  Our asset coverage ratio as of June 30, 2008 was 323%.   We anticipate that we will eliminate all leverage upon the full liquidation of the Existing Portfolio.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our Adviser’s fee is based upon a percentage of our total assets, which includes borrowing proceeds, our Adviser’s fee will be higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs and risks of our leverage.  There can be no assurance that a leveraging strategy, if employed, would be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.

We do not anticipate utilizing interest rate transactions for hedging purposes to attempt to reduce the interest rate risk arising from our current or potential use of leverage.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Adviser and approved by our Board, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us.  In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

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MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board.  Accordingly, our Board provides broad supervision over our affairs, including supervision of the duties performed by our Adviser and Subadviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our Directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below.  Each Director and officer will hold office for a one year term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Our Board consists of a majority of Independent Direrectors.  The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”  The address for all Company Officers and Directors is 580 2nd Street, Suite 102, Encinitas, California 92024.  None of our Directors or officers serve as director for any other companies which (i) have a class of securities registered under section 12 of the Exchange Act, (ii) are subject to section 15(d) of the Exchange Act, or (iii) are registered investment companies under the 1940 Act; and MACC only has one investment portfolio.

Interested Directors:

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Benjamin Jiaravanon, 37 (1)	Director	Since February, 2004
President and CEO, Central Proteina Prima (manufacturer of animal, poultry and fish feeds), since 2004; President, Strategic Planning Group, Charoen Pokphand Indonesia (agribusiness conglomerate), 2002 - 2004; Associate, Direct Investments Group, Merrill Lynch, 1996 - 2002.  Mr. Jiaravanon received his Bachelor of Science degree in industrial management from Carnegie Mellon University.

Gordon J. Roth, 53 (2)	Director	Since 2000
CFO and Chief Operating Officer, Roth Capital Partners, LLC (independent investment banking firm specializing in small-cap companies), 2000-present; Chairman, Roth & Company, P.C. (public accounting firm located in Des Moines, Iowa), 1990-2000. Prior to that, Mr. Roth was a partner at Deloitte & Touche, a public accounting firm, in Des Moines.

(1)
To the extent that BIG may be deemed to be in control of the MACC as a result of its beneficial ownership of our Common Stock, Mr. Jiaravanon, as the sole Managing Member of BIG, may be an “interested person” of the MACC, as that term is defined in Section 2(a)(19) of the 1940 Act.

(2)	As a member of the Board of Managers of EAM, Mr. Roth is an “interested person” of MACC, as that term is defined in Section 2(a)(19) of the 1940 Act.

Independent Directors:

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Geoffrey T. Woolley, 48	Director and Chairman of the Board	Director since 2003, elected Chairman April, 2004
Executive Chairman, Kreos Capital Limited (founded in 1997 by Mr. Woolley to introduce “venture leasing,” an asset-backed debt instrument with equity participation to the European and Israeli markets); Founding Partner, Dominion Ventures, Inc.; Managing Member, Hild Partners, LLC; Director:  BH Thermal Corp, University Opportunity Fund and Utah Capital Investment Corporation; Chairman of the Board: MorAmerica, University Venture Fund, Hild Assets, Ltd. and Unitus Equity Fund; Advisor:  Polaris Ventures and Von Braun & Schreiber Private Equity.  Mr. Woolley holds an M.B.A. from the University of Utah and a B.S. in Business Management with a Minor in Economics from Brigham Young University.

James W. Eiler, 56	Director	Since January, 2008
Principal, Eiler Capital Advisors (Investment Banking), since 2007; Managing Director, First National Investment Bank (Investment Banking), 2007; Managing Partner, Cybus Capital Markets (Investment banking), 2004-2007; Senior Vice President, John Deere Credit (Agricultural Financial Services), 1999-2004.  Mr. Eiler holds an M.S. in Ag Economics and a B.S. in Ag Business from Iowa State University.

Michael W. Dunn, 59	Director	Since 1994	Director, MorAmerica since 1994; C.E.O. (since 1980), President and CEO and Director (since 1983), Farmers & Merchants Savings Bank of Manchester, Iowa.

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Company Officers:

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Travis Prentice, 33	President and CEO	Since April, 2008
President and Chief Investment Officer of EAM, a firm he co-founded in 2007.  In addition, he serves as portfolio manager for the firm’s Micro Cap Growth and Ultra Micro Cap Growth investment strategies. Prior to founding EAM, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team.  He brings ten years of institutional investment experience from Nicholas Applegate where he originally joined in 1997. He holds a Masters in Business Administration from San Diego State University and a Bachelor of Arts in Economics and a Bachelor of Arts in Psychology from the University of Arizona.

Derek Gaertner, 36	Chief Financial Officer and Chief Compliance Officer	Since April, 2008
Vice President and Chief Operating/ Compliance Officer of EAM.  Prior to joining EAM in 2007, Mr. Gaertner was the Chief Financial Officer of Torrey Pines Capital Management, a global long/short equity hedge fund located in San Diego, California.  He was also responsible for overseeing the firm’s regulatory compliance and operations functions.  Prior to joining Torrey Pines Capital Management in 2004, Mr. Gaertner was a Tax Manager with PricewaterhouseCoopers LLP.  He has over 8 years of public accounting experience in both the audit and tax departments.  Mr. Gaertner is a Certified Public Accountant and has a Bachelors of Science in Accounting from the University of Southern California and Masters of Science in Taxation from Golden Gate University, San Francisco.

Montie L. Weisenberger, 40	Treasurer and Secretary	Since April, 2008
Senior Vice President and Portfolio Manager of EAM, a firm he co-founded in 2007.  Mr. Weisenberger has primary portfolio management responsibilities for the firm’s Small Cap Growth investment strategy.  Prior to founding EAM, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at Nicholas Applegate Capital Management where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro / Emerging Growth team since 2001.  Prior to joining Nicholas Applegate Capital Management, Montie was a research analyst at Adams, Harkness & Hill, now Cannacord Adams, an emerging growth investment bank located in Boston, MA. Mr. Weisenberger also spent more than five years as a finance and strategic management consultant, most recently as a manager with KPMG, LLP.  Mr. Weisenberger brings more than twelve years of combined investment management and financial analysis experience to Eudaimonia Asset Management.  He holds a Masters in Business Administration and a Masters in Health Administration from Georgia State University and a Bachelor of Arts in Business Administration from Flagler College.

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Common Stock Ownership of Directors

The following table represents, as of September 10, 2008 and based upon the closing price as reported by Nasdaq on September 10, 2008, the dollar range value of equity securities beneficially owned (as that term is defined in Rule 16a-1(a)(2) of the Exchange Act) by each Director of MACC.  In the table, “Interested Director Nominee” indicates Directors who do not meet the definition of “independent director” provided in the rules applicable to companies listed on the Nasdaq Capital Market.  In contrast, “Independent Directors” do meet such qualification.

Name of Independent Director	Dollar Range of Equity Securities in MACC	Aggregate Dollar Range† of Equity Securities in all Funds in Fund Complex

Michael W. Dunn	Over $100,000	Over $100,000
James W. Eiler	$10,001 - $50,000	$10,001 - $50,000
Geoffrey T. Woolley	Over $100,000	Over $100,000

Name of Interested Director	Dollar Range of Equity Securities in MACC	Aggregate Dollar Range† of Equity Securities in all Funds in Fund Complex

Benjamin Jiaravanon	Over $100,000	Over $100,000
Gordon J. Roth	$10,001 - $50,000	$10,001 - $50,000

† MACC only consists of one investment portfolio.

Audit Committee

The Board has a standing Audit Committee which makes recommendations to the Board regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors and reviews with the independent auditors the fee, scope and timing of audit and non-audit services.  The Audit Committee also is charged with monitoring our Policy Against Insider Trading and Prohibited Transactions and our Code of Conduct.  The Audit Committee presently consists of Michael W. Dunn (Chair), Geoffrey T. Woolley and James W. Eiler.  Each member of the Audit Committee is considered “independent” under applicable NASDAQ listing standards.  The Board has determined that James W. Eiler is an Audit Committee financial expert.  The Audit Committee held four meetings in Fiscal Year 2007.

Investment and Valuation Committee

The Investment and Valuation Committee assists the full Board with the periodic valuation of our investment securities and with oversight of our investment portfolio and evaluates any proposed revisions to our investment policy. The Investment and Valuation Committee also assures compliance with our valuation policy and policies regarding investments made in participation with other funds managed by InvestAmerica, with entities controlling, controlled by or under common control with InvestAmerica, and with other affiliates.  The voting members of the Investment and Valuation Committee presently include Michael W. Dunn, James W. Eiler and Gordon Roth.  Mr. Dunn and Mr. Eiler are independent under NASDAQ listing standards.  The Investment and Valuation Committee did not hold any meetings in Fiscal Year 2007.

Corporate Governance and Nominating Committee

The Corporate Governance/Nominating Committee was appointed by the Board to identify and recommend approval of all Director nominees to be voted on at the Annual Stockholders’ Meetings, to recommend corporate governance guidelines for the Corporation, to lead the Board in its annual review of the Board’s performance, and to recommend to the Board nominees for each committee of the Board.  On December 22, 2003, the Board approved the Corporate Governance/Nominating Committee Charter, which was subsequently revised on February 28, 2006.

The Corporate Governance/Nominating Committee may seek input from other Directors or senior management in identifying candidates.  Under our Amended and Restated Bylaws, stockholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must notify the Secretary of MACC in writing not less than 60 days, nor more than 90 days, prior to the date on which MACC first mailed its proxy materials for the prior year’s annual meeting.

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The qualifications used in evaluating Director candidates include but are not limited to: independence, time commitments, attendance, business judgment, management, accounting, finance, industry and technology knowledge, as well as, personal and professional ethics, integrity and values. In addition, as set forth in its Charter, the Corporate Governance/Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board as a whole.  The Corporate Governance/Nominating Committee further reviews the qualifications of any candidate in the context of the current composition of the Board and the needs of MACC. The same identifying and evaluating procedures apply to all candidates for director nomination, whether nominated by stockholders or by the Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee has approved all of the nominees for Director identified above.

The Corporate Governance/Nominating Committee also: (i) oversees the formulation of, and recommends for adoption to the Board, a set of corporate governance guidelines;  (ii) periodically reviews and reassesses the corporate governance guidelines and recommends appropriate changes to the Board for approval; (iii) reviews and approves annually the MACC’s compensation program for service on the Board or any of its committees; (iv) performs an annual assessment of the Board’s performance and periodically reports its Board assessments to the Board; (v) annually reviews and assesses its Charter and makes recommendations of appropriate changes to the Board; (vi) performs periodic reviews of all Board committee structure and governance charters; (vii) recommends appropriate changes to Board committee composition and responsibility to the Board; and (viii) reviews any conflicts of interest.

The Corporate Governance/Nominating Committee consists of Geoffrey T. Woolley (Chair), James W. Eiler and Michael Dunn.  All members of the Corporate Governance/Nominating Committee are considered “independent” under applicable NASDAQ listing standards.  The Corporate Governance/Nominating Committee held two meetings in Fiscal Year 2007.

Compensation of Directors

The compensation of our Directors is governed by a compensation policy adopted via resolution of the Board on February 24, 2004 and amended on July 18, 2006 (as amended, the “Compensation Policy”).  The Compensation Policy provides that: (i) Directors of MACC who are also officers or directors of our investment adviser receive no compensation for serving on the Board; (ii) the Chairman of the Board receives an annual retainer of $24,000; (iii) all other outside Directors receive an annual retainer of $8,000; (iv) all outside Directors other than the Chairman of the Board receive $1,000 for each Board meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $500 for each Board meeting attended by telephone if the meeting is scheduled to be held by teleconference; (v) all Directors other than the Chairman of the Board receive $250 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference; and (vi) we reimburse all reasonable expenses of the Directors and the Chairman of the Board in attending Board and committee meetings.  Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed.  All Director compensation is payable quarterly, in arrears.

The following table sets forth the details of the compensation paid to Directors during Fiscal Year 2007.  MACC does not compensate its executive officers.  For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Schedule 14A adopted under the Exchange Act) consisted solely of the MACC and MorAmerica during Fiscal Year 2007.  MACC presently maintains no pension or retirement plans for its Directors.

Name and Position	Aggregate Compensation From MACC and Fund Complex (1)

Geoffrey T. Woolley Chairman of the Board	$24,000

Benjamin Jiaravanon, Director	$0

Jasja De Smedt Kotterman, Director (2)	$14,000

Michael W. Dunn, Director	$14,000

Gordon J. Roth, Director	$13,750

______________________

(1)
Consists only of directors’ fees (including compensation for serving on the Board of MorAmerica) and does not include reimbursed expenses.  MACC presently maintains no pension or retirement plans for its Directors.

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(2)	Ms. Kotterman did not stand for re-election at the 2008 Annual Meeting.

Compensation of Executive Officers

We have no employees and do not pay any compensation to any of our officers.  We have not compensated our executive officers in any of the last three fiscal years.  We do not provide any of bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to our executive officers.  Further, we have no agreements with any officer pertaining to change in control payments.  All of our officers and staff are employed by EAM, which pays all of their cash compensation.

Our Adviser

EAM was founded in 2007 by Travis Prentice, Montie L. Weisenberger and Joshua M. Moss.  EAM’s principals have managed assets under similar strategies as proposed for MACC since 1997, and have continued such management upon the effectiveness of EAM’s registration as an investment adviser.  EAM has not previously managed an investment company which has elected treatment as a BDC.

RCP contributed the operating capital to fund the EAM founders’ business plan and holds a 49% interest in EAM.  Gordon J. Roth, who has served on MACC’s Board since 2000, is the Chief Financial Officer of RCP and serves on the Board of Managers of EAM.  Together, EAM’s employees hold the remaining 51% interest in EAM.  These employees include Travis Prentice, Derek Gaertner and Montie Weisenberger, each of whom also serves as an executive officer of MACC and are therefore “affiliated persons” of MACC under Section 2(a)(3) of the 1940 Act.  Travis Prentice is the President and Chief Executive Officer of MACC and is President, Chief Investment Officer and a Manager of EAM.  Derek Gaertner is the Chief Financial Officer and Chief Compliance Officer of MACC and is the Vice President, Chief Operating Officer and Chief Compliance Officer of EAM.  Montie Weisenberger is the Treasurer and Secretary of MACC and is the Vice President and a Manager of EAM.

Our Subadviser

InvestAmerica is a nationally recognized private equity/venture capital investment management group with over 100 cumulative years of fund management experience. The InvestAmerica brand was founded in 1985 with the establishment of InvestAmerica Venture Group, Inc. Since 1985, InvestAmerica has successfully managed and grown the InvestAmerica related private equity/venture funds with investments throughout the United States.  The InvestAmerica group is headquartered in Cedar Rapids, Iowa with regional offices in Kansas City, Missouri; Vancouver, Washington; Fargo, North Dakota and St. Paul, Minnesota.  InvestAmerica does not act as investment advisor with respect to any other registered investment company, and our Board is not aware of any financial condition of InvestAmerica that is reasonably likely to impair the financial ability of InvestAmerica to fulfill its commitment to MACC under the Subadvisory Agreement.

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Portfolio Managers

EAM Portfolio Managers

The EAM Portfolio Managers, Messrs. Prentice and Weisenberger, are compensated by EAM through a mix of fixed salaries, benefits (including 401(k) plan), bonuses and profit sharing.  Each EAM Portfolio Manager receives a base salary which increases pro-rata in proportion to the revenue growth of EAM up to a maximum salary compensation of three times their base salary.  Messrs. Moss and the other employees of EAM (excludes Messrs. Prentice and Weisenberger) are available for a bi-annual bonus.  The bi-annual bonus pool is determined as percentage of EAM’s revenues above a minimum base amount.  The amount of Messrs. Moss’s bi-annual bonus will be determined by EAM’s Board of Managers.   As of September 10, 2008, neither of the EAM Portfolio Managers held any MACC equity securities.  All three EAM Portfolio Managers also hold an ownership and profits interest in EAM. The following table provides information about the other accounts managed on a day-to-day basis by each EAM Portfolio Manager as of May 31, 2008, none of which pay a performance fee:

	Number of Accounts	Total Assets of Accounts
Travis Prentice
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	2	$2,000,000
Montie L. Weisenberger
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	1	$1,000,000

InvestAmerica Portfolio Managers

The InvestAmerica Portfolio Managers, Messrs. Comey, Schroder, Mullane and Reynoldson are compensated by InvestAmerica by fixed salaries, benefits (including 401(k) plan) and bonuses.  The InvestAmerica Portfolio Managers are compensated by InvestAmerica by fixed salaries, benefits (including 401(k) plan) and bonuses.  Bonuses are paid on a fixed basis if an incentive fee is earned from MACC.

The following table provides information about the other accounts managed on a day-to-day basis by each InvestAmerica Portfolio Manager as of August 15, 2008:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Robert A. Comey
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	3	$44,751,853	3	$44,751,853
Other accounts	0	$--	0	$--

David R. Schroder
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	3	$44,751,853	3	$44,751,853
Other accounts	0	$--	0	$--

Kevin F. Mullane
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	3	$44,751,853	3	$44,751,853
Other accounts	0	$--	0	$--
	0	$--	0	$--
Michael H. Reynoldson
Registered investment companies	0	$--	0	$--
Other pooled investment vehicles	2	$40,195,430	2	$40,195,430
Other accounts	0	$--	0	$--

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The following table represents, as of September 10, 2008 and based upon the closing price as reported by Nasdaq on September 10, 2008, the dollar range value of MACC equity securities beneficially owned (as that term is defined in Rule 16a-1(a)(2) of the Exchange Act) by each InvestAmerica Portfolio Manager:

Name of Portfolio Manager	Dollar Range of Equity Securities of MACC

Robert A. Comey	Over $100,000

David R. Schroder	Over $100,000

Kevin F. Mullane	$10,001 -$50,000

Michael H. Reynoldson	None

Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will be subject to the overall supervision and review of our Board, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of MACC, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Certificate of Incorporation, Bylaws, and our registration statement under the 1933 Act.  Our Adviser will maintain books and records with respect to all of our transactions, and will regularly report to our Board on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv)  monitor our investments; (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser notifies us prior to being engaged to serve as investment adviser to another fund and further provided that any such investment management services and any co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, our Adviser’s asset allocation policy required thereunder and any exemptive order applicable to MACC.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Payment of Our Expenses

Under the terms of the Advisory Agreement, we will bear all expenses not specifically assumed by EAM and incurred in our operations, and we will bear the expenses related to this Offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of EAM, the Subadviser and their staffs, when and to the extent engaged in providing us investment advisory services, is provided and paid for by EAM and the Subadviser, and not us.  The expenses borne by us include:

•	auditing fees;
•	all legal expenses;
•	legal fees normally paid by portfolio companies;
•	appropriate trade association fees;
•	brochures, advertising, marketing and publicity costs;
•	interest on debt;
•	directors’ and Board fees;
•	any fees owed or paid to the Company or fund managers;
•	any and all expenses associated witproperty of a portfolio company taken or received by us or on our behalf as a result of any investment in any portfolio company;
•	all reorganization and registration expenses;
•	the fees and disbursements of our counsel, accountants, custodian, transfer agent and registrar;
•	fees and expenses incurred in producing and effecting filings with federal and state securities administrators;
•	costs of periodic reports to, and other communications with our stockholders;
•	premiums for the fidelity bond, if any, maintained by EAM pursuant to Section 17 of the 1940 Act;
•	premiums for directors and officers insurance; and
•	any other expenses incurred by or on behalf of us that are not expressly payable by EAM under the Advisory Agreement.

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Duration and Termination

The Advisory Agreement was approved by our Board on January 16, 2008 and by our stockholders at the 2008 annual meeting held on April 29, 2008.  Unless terminated earlier as described below, it will continue in effect for a period of two years from April 29, 2008.  It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Advisory Agreement.  The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by us without penalty upon not more than sixty (60) days’ written notice to our Adviser.  The Advisory Agreement may also be terminated by our Adviser without penalty upon not less than sixty (60) days’ written notice to us.

Liability of the Adviser

The Advisory Agreement provides that our Adviser will not be liable to us in any way for any error in judgment or mistake of law made by our Adviser in connection with any investment made by or for MACC so long as such error or mistake was not made in bad faith or as a result of gross negligence or willful misconduct.  In performing the services under the Advisory Agreement, our Adviser is deemed to be our agent for purposes of the indemnification provisions of our Bylaws, subject, however, to the same limitations as though our Subadviser were a director or officer of MACC. Our Adviser will be liable to us for a material breach or default of our Adviser’s obligations under the Advisory Agreement, violations of law or for conduct that would preclude it from being indemnified under the indemnification provisions of our Bylaws.

Advisory Fees

Pursuant to the Advisory Agreement, we will pay EAM a management fee equal to 2.0% of the Assets Under Management attributable to each of (i) the Existing Portfolio and (ii) the New Portfolio.  For purposes of calculating the management fee, “Assets Under Management” means the total value of MACC’s assets managed by the Investment Adviser under the Advisory Agreement, less any cash balances and cash equivalent investments of MACC that are not invested in debt or equity securities of portfolio companies in accordance with our investment objectives, calculated as of the end of each month during the term of the Advisory Agreement.

Pursuant to the Advisory Agreement, we will pay EAM an Incentive Fee equal to 20% of the Net Capital Gains, before taxes, attributable to the New Portfolio (which would include any follow-on investments made to the Existing Portfolio) and 13.4% of the Net Capital Gains, before taxes, attributable to the Existing Portfolio.  “Net Capital Gains,” as defined in the Advisory Agreement, are calculated as realized capital gains minus the sum of capital losses, less any unrealized depreciation recorded during the year.

The amount of the incentive fee and all incentive compensation, in any fiscal year, may not exceed the limit prescribed by Section 205(b)(3) of the Advisers Act. This section provides that the total fees will not exceed 20% of the realized capital gains upon the assets of MACC over a specified period, computed net of all realized capital losses and unrealized capital depreciation.  Under Section 5.2(a)(ii) of the Advisory Agreement, the specified period is one year.  In addition, the Board and EAM intend to submit to the stockholders at the next annual meeting modifications to the Advisory Agreement to change the incentive fee calculation to be paid annually but calculated on a cumulative basis over the life of the contract.  These changes would become effective only after approval by the Board and the stockholders.  Under the Advisory Agreement, as with all of the Company’s prior advisory agreements, the incentive fee has been calculated on a “period to period” basis, meaning that changes in the value of portfolio investments in subsequent periods do not retroactively affect incentive fee calculations from prior periods.  Modifying the calculation of the incentive fee such that it is determined on a cumulative basis would mean that subsequent changes in the value of portfolio investments would impact the calculation of incentive fees on a cumulative basis over the life of the advisory contract.

As noted above, the Incentive Fee may not exceed 20% of realized capital gains from year to year, computed net of all realized capital losses and unrealized capital depreciation.  The following examples are intended to assist in an understanding of how changes in the value of portfolio investments over time affect the calculation of the incentive fee under the Advisory Agreement.  These examples are not intended as an indication of our expected performance.

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Examples of Incentive Fee Calculation

Example 1

Assumptions

Year 1:	$5 million investment made and November 30 fair market value (“FMV”) of investment determined to be $5 million
Year 2:	November 30 FMV of investment determined to be $6 million
Year 3:	November 30 FMV of investment determined to be $4 million
Year 4:	Investment sold for $7 million

The impact of these changes in FMV of the investment, if any, on the incentive fee calculation would be:

Year1:	No impact
Year 2:
No impact (even though the FMV of the investment was determined to have increased in the second year, for purposes of calculating the incentive fee, there can be no realization of any increases in FMV until the investment is actually sold and the gain is realized)

Year 3:	Reduce base amount on which the incentive fee is calculated by $2 million
Year 4:	The incentive fee is calculated on the $2 million realized capital gain over the original cost of the investment

Example 2

Assumptions

Year 1:	$5 million investment made in company A (“Investment A”), and $5 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $5 million
Year 2:	November 30 FMV of Investment A is determined to be $6 million and FMV of Investment B is determined to be $4 million
Year 3:	November 30 FMV of Investment A is determined to be $3 million and FMV of Investment B is determined to be $5 million
Year 4:	November 30 FMV of Investment A is determined to be $4 million and FMV of Investment B is determined to be $6 million
Year 5:	Investment A is sold for $3 million and Investment B is sold for $7 million

The impact of these changes in FMV of the investment, if any, on the incentive fee calculation would be:

Year 1:	No impact
Year 2:
Reduce base amount on which the incentive fee is calculated by $1 million (even though the FMV of Investment A was determined to have increased in the second year, for purposes of calculating the incentive fee, there can be no realization of any increases in FMV until the investment is actually sold and the gain is realized, but the unrealized capital depreciation on Investment B of $1 million reduces the net amount of FMV for both investments)

Year 3:
Reduce base amount on which the incentive fee is calculated by $2 million (the unrealized capital depreciation on Investment A, calculated based upon the original FMV and accordingly reduced by $2 million; no effect is given for the increase in FMV for Investment B)

Year 4:	No effect is given for the increase in value on Investment A; and there is no change due to the increase in FMV of Investment B
Year 5:	Capital loss on Investment A of $2 million is realized and $2 million of realized capital gain on Investment B is realized

Board Approval of the Advisory Agreement

Our Board, including a majority of the Independent Directors, reviewed and approved the Advisory Agreement on January 16, 2008.  In addition, the Advisory Agreement was approved by our stockholders at the annual meeting held on April 29, 2008.

At its meeting on January 16, 2008, the Board evaluated, among other things, written information provided by EAM as required under Section 15(c) of the 1940 Act (the “EAM 15(c) Materials”), and answers to questions posed by the Board to representatives of EAM.  The EAM 15(c) Materials consisted of, among other things, a management fee comparison versus a peer group of substantially similar funds (the “Peer Group”), and a comparison of the total expense ratios versus the Peer Group’s expense ratios.  Specifically, the Board noted that the total management fees contemplated in the Advisory Agreement and the Subadvisory Agreement and the estimated expense ratio of MACC compared favorably to the Peer Group’s advisory fees and expense ratios.

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The Board also noted that EAM does not contemplate employing breakpoints in its fee arrangement, which would benefit stockholders as MACC grows, because as investments in new portfolio companies grow, EAM will be required to expend greater resources to manage our portfolio, including hiring additional staff.  The Board carefully evaluated EAM 15(c) Materials, and was advised by legal counsel with respect to its deliberations. The Directors discussed the EAM 15(c) Materials and EAM’s oral presentation and any other information that the Board received at the meeting, and deliberated on the appointment of EAM as investment adviser to the MACC and the terms of the Advisory Agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decisions.  Based on its review of the EAM 15(c) Materials and the discussions with EAM, the Board determined that the terms of the Advisory Agreement are consistent with the best interests of MACC and its stockholders, and would enable us to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of MACC and its stockholders.  The Board made these determinations on the basis of the following factors and conclusions:

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The advisory fees payable to and profits to be realized by EAM under the Advisory Agreement, which the Board concluded (i) were reasonable in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies, and (ii) were in the middle range of the comparisons to the Peer Group identified for the Board;

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The nature, quality and extent of the advisory services to be provided by EAM, including its reputation, expertise and resources in domestic financial markets, especially the small- and micro-cap stocks that are intended to comprise the New Portfolio, which the Board concluded would benefit MACC by achieving above-average performance (as compared to other portfolio managers of similar asset classes using similar strategies for portfolios of similar size) and would assist in raising new assets and creating stockholder value;

•	The potential to generate investor and market enthusiasm through the appointment of EAM to serve as adviser to MACC, which the Board concluded would benefit MACC and its stockholders;

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A description of EAM’s business, which the Board concluded demonstrated the appropriate level of expertise and size, which would benefit MACC by providing the level of service the Board expects to receive from its portfolio manager;

•	Biographical information respecting EAM’s personnel, which the Board concluded demonstrated the appropriate level of experience and qualification of EAM personnel;

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EAM’s financial condition, including its balance sheet, which the Board concluded demonstrated that EAM is able to perform its obligations under the New Advisory Agreement and otherwise service the needs of its clients;

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The investment performance of EAM’s principals with respect to all accounts with similar investment strategies, which the Board concluded demonstrated that such investment strategies and principles have shown superior performance over time;

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EAM’s brokerage practices (including any soft dollar arrangements), which the Board concluded that (i) EAM will not utilize directed brokerage in its management of MACC, (ii) EAM does not inappropriately concentrate its brokerage allocation, and (iii) EAM pays commission rates which are comparable to industry custom;

•	EAM’s portfolio transaction practices, which the Board concluded demonstrated that EAM appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly;

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The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of EAM, which the Board concluded demonstrated that EAM will be able to perform as it anticipates, which will enable MACC to attract and enhance assets;

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A description of EAM’s internal compliance program, which the Board concluded demonstrated that (i) EAM devotes an appropriate level of time and resources to detecting, preventing and remedying violations of the federal securities laws, and (ii) EAM intends to appropriately utilize outside auditors to audit its compliance functions;

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Any possible conflicts of interest arising out of a relationship with EAM, which the Board concluded that EAM does not now have, and does not anticipate having in the future, any revenue sharing arrangements, but that to the extent RCP participates in any transactions concerning MACC, such participation will be subject to limitations imposed by the 1940 Act;

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The benefits to be realized by EAM as a result of its management of the New Portfolio, which the Board concluded would be limited to its receipt of the management fee and incentive fee described above, and would not provide other benefits such as soft dollars to EAM; and

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The terms of the Advisory Agreement, which the Board concluded were at least or more beneficial to MACC as compared to agreements respecting similar levels of service for similar levels of advisory fees.

Based on the information reviewed and the discussions among the members of our Board, our Board, including all of our Independent Directors, approved the Advisory Agreement and concluded that the fees payable thereunder were reasonable in relation to the services to be provided.

Subadvisory Agreement

Under the Subadvisory Agreement, InvestAmerica has been retained to monitor and manage the Existing Portfolio, including exits, preparation of valuations and other portfolio management matters.  InvestAmerica also currently provides certain accounting and financial services for MACC.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, InvestAmerica will also provide on our behalf significant managerial assistance to Existing Portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

InvestAmerica’s services to us under the Subadvisory Agreement will not be exclusive, and InvestAmerica is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, provided that any such investment management services and any co-investments shall at all times be provided in strict accordance with rules and regulations under the 1940 Act, our Adviser’s asset allocation policy required thereunder and any exemptive order applicable to MACC.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Subadviser and incurred in our operations, and we will bear the expenses related to this offering.  The compensation, benefits and allocable routine overhead expenses of all investment professionals of our Subadviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Subadviser and not us.  The expenses that may be borne by us or our Adviser include:

•	reasonable expenses for travel at the direction of us or our Adviser;
•	expenses required to be paid by us under the Advisory Agreement;
•	any expenses related to transferring management of MACC to our Adviser, including expenses of moving records to the offices of our Adviser; and
•	expenses of duplicating files necessary for the services to be performed by our Subadviser under the Subadvisory Agreement.

Liability of the Subadviser

The Subadvisory Agreement provides that our Subadviser will not be liable to us or our Adviser in any way for any error in judgment or mistake of law made by our Subadviser in connection with any investment made by or for MACC so long as such error or mistake was not made in bad faith or as a result of gross negligence or willful misconduct.  Our Subadviser will not be liable for any action or omission on the part of our Adviser arising out of the Subadvisory Agreement or the Advisory Agreement.  In performing the services under the Subadvisory Agreement, our Subadviser is deemed to be our agent for purposes of the indemnification provisions of our Bylaws, subject, however, to the same limitations as though our Subadviser were a director or officer of MACC.  Our Subadviser will be liable to us for a material breach or default of our Subadviser’s obligations under the Subadvisory Agreement, violations of law or for conduct that would preclude it from being indemnified under the indemnification provisions of our Bylaws.

Duration and Termination

The Subdvisory Agreement was approved by our Board on January 16, 2008 and by our stockholders at the 2008 annual meeting held on April 29, 2008. Unless terminated earlier as described below, it will continue in effect for a period of two years from April 29, 2008.  It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Subadvisory Agreement.  The Subadvisory Agreement may be terminated by EAM or MACC at any time, without payment of any penalty, on 60 days written notice to InvestAmerica if the decision to terminate has been made by EAM or by the Board of MACC or by vote of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of MACC.  The Subadvisory Agreement also may be terminated by InvestAmerica at any time, without payment of any penalty, on 60 days’ written notice to EAM and MACC.

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Subadvisory Fees

Under the Subadvisory Agreement, EAM would pay InvestAmerica management fees and incentive fees based on a portion of the management fees and incentive fees paid to EAM by MACC under the Advisory Agreement attributable to the Existing Portfolio.  The Subadvisory Agreement would not result in any additional expense to MACC beyond the expenses associated with the Advisory Agreement.

During the first three months of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management equal to 75% of the management fee received by EAM under the New Advisory Agreement attributable to the Existing Portfolio.  For the remainder of the term of the Subadvisory Agreement, EAM will pay InvestAmerica a management fee equal to 50% of the management fee received by EAM under the Advisory Agreement attributable to the Existing Portfolio.

The amount of the incentive fee payable by EAM to InvestAmerica under the Subadvisory Agreement is 100% of the incentive fee received by EAM under the New Advisory Agreement attributable to the Existing Portfolio.

Board Approval of the Subadvisory Agreement

The Board evaluated, among other things, written information provided by InvestAmerica as required under Section 15(c) of the 1940 Act (the “InvestAmerica 15(c) Materials”), and answers to questions posed by the Board to representatives of InvestAmerica.  The Board noted that InvestAmerica has served as investment adviser or subadviser to the Companies since 1995 and is uniquely familiar with the Existing Portfolio—the assets for which InvestAmerica will render investment subadvisory services under the Subadvisory Agreement.

The Board carefully evaluated InvestAmerica 15(c) Materials, and was advised by legal counsel with respect to its deliberations. The Directors discussed the InvestAmerica 15(c) Materials and InvestAmerica’s oral presentation and any other information that the Board received at the meeting, and deliberated on the appointment of InvestAmerica as investment subadviser to MACC and the terms of the Subadvisory Agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decisions.  Based on its review of the InvestAmerica 15(c) Materials and the discussions with InvestAmerica and EAM, the Board determined that the terms of the Subadvisory Agreement are consistent with the best interests of MACC and its stockholders, and would enable us to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of MACC and our stockholders.  The Board made these determinations on the basis of the following factors:

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A description of InvestAmerica’s business, which the Board concluded demonstrated the appropriate level of expertise and size, which would benefit the Corporation by providing the level of service the Board expects to continue to receive from the portfolio manager of the Existing Portfolio;

•	Biographical information respecting InvestAmerica’s personnel, which the Board concluded demonstrated the appropriate level of experience and qualification of InvestAmerica’s personnel;

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InvestAmerica’s financial condition, including its balance sheet, which the Board concluded demonstrated that InvestAmerica is able to perform its obligations under the Subadvisory Agreement and otherwise service the needs of its clients;

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The nature, quality and extent of the advisory services to be provided by InvestAmerica, including its reputation, expertise and resources in domestic financial markets, especially with respect to the Existing Portfolio, which the Board concluded would benefit MACC by continuing the management of the Existing Portfolio in the same fashion;

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The advisory fees payable to and profits to be realized by InvestAmerica under the Subadvisory Agreement, which the Board concluded (i) were reasonable in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies (ii) were in the low to middle range of the comparisons to the Peer Group identified for the Board and (iii) would not result in any added expense to MACC;

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InvestAmerica’s brokerage practices (including any soft dollar arrangements), which the Board concluded that (i) InvestAmerica will not utilize directed brokerage in its management of MACC, (ii) InvestAmerica does not inappropriately concentrate its brokerage allocation, and (iii) InvestAmerica pays commission rates which are comparable to industry custom;

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InvestAmerica’s portfolio transaction practices, which the Board concluded demonstrated that InvestAmerica appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly;

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The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of InvestAmerica, which the Board concluded demonstrated will enable MACC to achieve stockholder value with respect to the Existing Portfolio;

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A description of InvestAmerica’s internal compliance program, which the Board concluded demonstrated that InvestAmerica devotes an appropriate level of time and resources to detecting, preventing and remedying violations of the federal securities laws;

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Any possible conflicts of interest arising out of a relationship with InvestAmerica, which the Board concluded that InvestAmerica does not now have, and does not anticipate having in the future, any problematic conflicts of interest;

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The benefits to be realized by InvestAmerica as a result of its management of the Existing Portfolio, which the Board concluded would be limited to its receipt of the management fee and incentive fee described above, and would not provide other benefits such as soft dollars to InvestAmerica; and

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The terms of the Subadvisory Agreement which the Board concluded were at least or more beneficial to MACC as compared to agreements respecting similar levels of service for similar levels of advisory fees.

Conflicts of Interests

Our Adviser and Subadviser have a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that they advise.  Although the Adviser and Subadviser do not presently plan to do so, they may also create other funds or advise other funds having similar characteristics as the Company.  Our Adviser and Subadviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in a fee being paid to our Adviser or Subadviser by that other fund.  Our Adviser and Subadviser have written allocation policies and procedures that they will follow in addressing any conflicts.  When two or more clients advised by our Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.  In some cases, this system may adversely affect the price or size of the position we may obtain or sell.  In other cases, our ability to participate in larger volume transactions may produce better execution for us.

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time.  Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act.

Under the 1940 Act, we and our affiliates are generally precluded from co-investing in negotiated private placements of securities.  Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest.  To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Indemnification of Directors and Officers

The Delaware General Corporation Law gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise.

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Our Certificate of Incorporation authorizes the Company, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  Our Bylaws obligate the Company, to the maximum extent permitted by Delaware law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Certificate of Incorporation and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Code of Ethics

The Company, the Adviser and the Subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Company, the Adviser and the Subadviser (collectively, the “Codes of Ethics”).  Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Company, the Adviser and the Subadviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by the Company.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the investment advisory clients of the Adviser and the Subadviser such as the Company.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  When the Company purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services.  The Company also may invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Company will also purchase securities including debt and mezzanine securities directly from an issuer, in which case no commissions or discounts will be paid.

Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Adviser may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to the Company and the Adviser’s other clients.  Such research, statistical and pricing services must provide lawful and appropriate assistance to the Adviser’s investment decision-making process in order for such research, statistical and pricing services to be considered by the Adviser in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-term.  The advisory fees that the Company pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Company will exceed those that might otherwise be paid by an amount which cannot be presently determined.  Such services generally may be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Company.  While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff.

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One or more of the other accounts that the Adviser manages may own from time to time some of the same investments as the Company.  Investment decisions for the Company are made independently from those of other accounts; however, from time to time, the same investment decision may be made for more than one account.  When two or more accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives.  In some cases, this system may adversely affect the price or size of the position obtainable for the Company.  In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company.  It is the opinion of the Company’s Board that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is expected that the annual portfolio turnover rate of the Company will be not exceed 100%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower.  Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CERTAIN PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS AND
THE DELAWARE CORPORATION LAW

The following description of certain provisions of our Certificate of Incorporation and Bylaws is only a summary.  For a complete description, please refer to our Certificate of Incorporation and Bylaws that have been filed as exhibits to our registration statement.

Our Certificate of Incorporation and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  In addition to these provisions, we are incorporated in Delaware and therefore expect to be subject to Section 203 of Delaware General Corporation Law.  Section 203 of Delaware General Corporation Law governs business combinations with interested stockholders, and also could have the effect of discouraging, delaying or preventing a change in control.  The existence of these provisions may negatively impact the price of our common stock and may discourage third party bids. These provisions may reduce any premiums paid to our stockholders for shares of our common stock that they own.  In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board; Election of Directors

Our Certificate of Incorporation and Bylaws provide that the number of directors may be established only by our Board pursuant to the Bylaws.  Our Bylaws provide that the number of directors shall be five.  Each Director shall hold office until the annual meeting of the stockholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Vacancies on Board; Removal of Directors

Our Bylaws provide that if the office of any Director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

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Section 141(k) of Delaware General Corporation Law provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Amendment of Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws provide that the Board or our stockholders have the power to make, alter, amend or repeal any provision of our Bylaws.

No Stockholder Action By Written Consent; Advance Notice of Director Nominations and New Business

Our Certificate of Incorporation and Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws.  With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of persons for election to our Board at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board has determined that Directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Delaware General Corporation Law allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Certificate of Incorporation and Bylaws, contain provisions that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director to the maximum extent permitted by Delaware law, subject to the requirements of the 1940 Act.

Delaware General Corporation Law gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. Our Certificate of Incorporation and Bylaws, provide for indemnification authorized by the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

Our Certificate of Incorporation authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while a Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.  Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any Director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties.  These provisions will not alter the liability of our directors or officers under federal securities laws.

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Business Combinations

We are subject to the “business combination” statute of the Delaware General Corporation Law.  In general, this statute prohibits a publicly held Delaware corporation from engaging in various “business combination” transactions with any “interested stockholder,” unless (1) the transaction is approved by the Board prior to the date the interested stockholder obtained such status, (2) upon the consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85 percent of the voting stock of MACC outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding, those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the Plan will be tendered in a tender or exchange offer, or (3) on or subsequent to such date the “business combination” is approved by the Board and authorized at an annual or special meeting of the stockholders by the affirmative vote of 66 2/3 percent of the outstanding voting stock that is not owned by the “interested stockholder.”  A “business combination” includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder.  An “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 15 percent of more of a corporation’s voting stock.  The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to MACC and, accordingly, may discourage attempts to acquire MACC.

NET ASSET VALUE

We will determine the net asset value (“NAV”) of our Common Stock on a quarterly basis and at such other times as our Board may determine.  We will make our NAV available for publication quarterly.  The NAV per Share equals our NAV divided by the number of outstanding Common Stock.  Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and current income taxes); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our Common Stock.

Valuation Methodologies

We may invest a substantial portion of our assets in securities for which there generally will not be a readily available market price.  Therefore, our Board may value these investments at fair value in good faith.  There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process.  Many of our investments may generally be subject to restrictions on resale and generally have no established trading market.  Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors.  Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.  We intend to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Using procedures established by our Board we value each investment as it is approved for investment and then perform follow up valuation for each portfolio company investment on a quarterly basis.  Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  All other investments are valued at fair value as determined in good faith by the Board.  The Board has determined that such other investments will be valued initially at cost, but such valuation will be subject to quarterly adjustments and on such other interim periods as are justified by material portfolio company events if the Board determines in good faith that cost no longer represents fair value. Among the factors considered by the Company in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities and other factors generally pertinent to the valuation of investments.

The Company will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

The Valuation Policy provides the following process to assist the Board in determining the fair value of the securities we hold:

•
Investment Team Valuation.  The investment professionals of our Adviser and Subadviser responsible for the portfolio investment (the “Investment Team”) will initially propose a fair value for each portfolio company or investment in accordance with the methodologies established by the Board as set forth in the Valuation Policy.  As a part of this process, materials will be prepared containing their supporting analysis (the “Investment Team Valuation Report”).

19

•	Investment Committee Valuation. Our Investment and Valuation Committee will review the Investment Team Valuation Report and recommend valuations to be considered by the Board.

•
Final Valuation Determination.  The Board will consider the recommended valuations of the Investment and Valuation Committee, including supporting documentation and analysis of the Investment Team, and determine the fair value of each investment in good faith.

The Board is ultimately and solely responsible for determining the fair value of the investments in good faith.  Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

PROXY VOTING POLICIES

SEC-registered investment advisers that have the authority to vote proxies for their clients are required to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of its clients.  Registered advisers also must maintain certain records on proxy voting.  MACC has adopted Proxy Voting Polices and Procedures, which have also been adopted by EAM and InvestAmerica.  In some cases, MACC invests in securities that do not generally entitle MACC to voting rights in our portfolio companies.  When MACC does have voting rights, they are delegated to EAM and InvestAmerica under our Advisory Agreements.

In determining how to vote, our advisors will take into account the interests of MACC and its stockholders well as any potential conflicts of interest.  The compliance officer of each of our advisors will implement procedures to identify and deal with any conflicts of interest.  The advisors will report regularly to the Board regarding any conflicts of interest and resolution of those conflicts as well as any other issues arising under the proxy policy and any recommended changes to the proxy policy.  The advisors will also keep detailed records of the administration of the proxy policy, which are available to MACC upon request.  Information about how we have voted proxies relating to our portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling (760) 479-5080.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 666 Grand Avenue, 2500 Ruan Center, Des Moines, IA 50309, serves as our independent registered public accounting firm.  KPMG LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Pursuant to the Advisory Agreement between us and EAM, we have engaged EAM to perform the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.  These services are included in the management fee we pay our Investment Adviser equal to equal to 0.20% of our Assets Under Management.  The address of EAM is 580 2nd Street, Suite 102, Encinitas, California 92024.  Our securities and other assets are held under a custody agreement with U.S. Bank National Association (with respect to New Portfolio assets), whose address is __ and, with respect to Existing Portfolio assets, under a custody agreement with Cedar Rapids Bank and Trust, whose address is 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401.  The transfer agent and registrar for our Common Stock is BNY Mellon Shareowner Services, whose address is 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Rights and Common Shares offered pursuant to the Prospectus, has been filed by the Company with the SEC.  The Company’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  Please refer to the Registration Statement for further information with respect to the Company and the offering of the Rights and the Common Shares.  Statements contained in the Company’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

20

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MACC PRIVATE EQUITIES INC.:

We have audited the accompanying consolidated balance sheet of MACC Private Equities Inc. and subsidiary (the Company), including the consolidated schedule of investments, as of September 30, 2007, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated statement of cash flows for the year then ended,  and the financial highlights for each of the years in the five-year period then ended.  These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation or examination of securities owned as of September 30, 2007 or other procedures where confirmation or examination was not possible. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MACC Private Equities Inc. and subsidiary as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the results of their cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U. S. generally accepted accounting principles.

/s/ KPMG LLP

Des Moines, Iowa
December 21, 2007

2

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2007

Assets

Loans and investments in portfolio securities, at market or fair value (note 2):
Unaffiliated companies (cost of $2,301,385)	$2,095,665
Affiliated companies (cost of $13,007,879)	11,595,183
Controlled companies (cost of $3,040,043)	3,014,106
Cash and money market accounts	822,295
Interest receivable	268,598
Other assets (note 1)	212,940

Total assets	$18,008,787

Liabilities and net assets

Liabilities:
Note payable (note 3)	$6,108,373
Incentive fees payable (note 5)	252,130
Accounts payable and other liabilities	127,474

Total liabilities	6,487,977

Net assets (note 3):
Common stock, $.01 par value per share; authorized 10,000,000 shares; issued and outstanding 2,464,621 shares	24,646
Additional paid-in-capital	13,140,517
Unrealized depreciation on investments (note 2)	(1,644,353)

Total net assets	11,520,810

Commitments and contingency (note 5)

Total liabilities and net assets	$18,008,787

Net assets per share	$4.67

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2007

Investment income:
Interest
Unaffiliated companies	$52,362
Affiliated companies	587,390
Controlled companies	129,591
Other	98,230
Dividends
Affiliated companies	129,054

Total investment income	996,627

Operating expenses:
Interest expenses (note 3)	799,041
Management fees (note 5)	331,625
Incentive fees (note 5)	143,732
Professional fees	271,650
Other	307,559

Total operating expenses	1,853,607

Investment expense, net before tax expense	(856,980)

Income tax benefit (note 4)	70,493

Investment expense, net	(786,487)

Realized and unrealized loss on investments and other assets (note 2):
Net realized gain (loss) on investments:
Unaffiliated companies	(134,044)
Affiliated companies	1,485,500
Net change in unrealized depreciation/appreciation investments	(662,393)

Net gain on investments	689,063

Net change in net assets from operations	$(97,424)

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 2007 AND 2006

	2007	2006

Operations:
Investment expense, net	$(786,487)	(1,171,152)
Net realized gain on investments	1,351,456	3,645
Net change in unrealized depreciation/appreciation on investments and other assets	(662,393)	(879,234)

Net change in net assets from operations	(97,424)	2,046,741

Net assets:
Beginning of period	11,618,234	13,664,975

End of period	$11,520,810	11,618,234

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED SEPTEMBER 30, 2007

Cash flows from operating activities:
Decrease in net assets from operations	$(97,424)

Adjustments to reconcile decrease in net assets from operations to net cash provided by operating activities:
Net realized and unrealized loss on investments, net of incentive fees	(612,858)
Net realized and unrealized gain on other assets	67,527
Proceeds from disposition of and payments on loans and investments in portfolio securities	3,062,958
Purchases of loans and investments in portfolio securities	(65,000)
Change in interest receivable	90,119
Change in other assets	968,467
Change in accrued interest, deferred incentive fees payable,accounts payable and other liabilities	(42,217)

Total adjustments	3,468,996

Net cash provided by operating activities	3,371,572

Cash flows from financing activities:
Proceeds from note payable	6,250,000
Note repayment	(141,627)
Debt repayment	(10,790,000)

Net cash used in financing activities	(4,681,627)

Net decrease in cash and cash equivalents	(1,310,055)

Cash and cash equivalents at beginning of period	2,132,350

Cash and cash equivalents at end of period	$822,295

Supplemental disclosure of cash flow information - Cash paid during the period for interest	$710,939

Supplemental disclosure of noncash investing and financing information – Assets received in exchange of securities	$206,100

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICES AND RELATED MATTERS

(a)	Basis of Presentation

The consolidated financial statements include the accounts of MACC Private Equities Inc. (“MACC”) and its wholly owned subsidiary, MorAmerica Capital Corporation (‘MorAmerica Capital”). MACC and MorAmerica Capital (together, the “Company”) are qualified as business development companies under the Investment Company Act of 1940. All material intercompany accounts and transactions have been eliminated. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies.

On February 15, 1995, the Company consummated a plan of reorganization as confirmed by the United States Bankruptcy Court for the Northern District of Iowa on December 28, 1993. As of February 15, 1995, the Company adopted fresh-start reporting in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, resulting in the Company’s assets and liabilities being adjusted to fair values.

(b)	Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Cash Equivalents

For purposes of reporting cash flows, the Company considers certificates of deposit and U. S. treasury bills with maturities of three months or less from the date of purchase and money market accounts to be cash equivalents. At September 30, 2007, cash equivalents consisted of $519,929 of money market funds.

(d)	Loans and Investments in Portfolio Securities

Investments in securities that are traded in the over-the-counter market or on a stock exchange are valued by taking the average of the close (or bid price in the case of over-the-counter equity securities) for the valuation date and the preceding two days. Restricted and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Among the factors considered by the Company in determining the fair value of investments were the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; the financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities and other factors generally pertinent to the valuation of investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Realization of the carrying value of investments is subject to future developments (see note 2). Investment transactions are recorded on the trade date. Identified cost is used to determine realized gains and losses. Under the provisions of SOP 90-7, the fair value of loans and investments in portfolio securities on February 15, 1995, the fresh-start date, is considered the cost basis for financial statement purposes.

(e)	Other Assets, Net

Other assets include notes and securities received from the sale of portfolio investments with a value of $99,671 at September 30, 2007, deferred fees on the note payable of $31,180, which are amortized over the life of the loan, prepaid taxes and insurance of $79,779 and other receivables of $2,310.

7

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

(f)	Revenue Recognition

Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

In conjunction with the investment process, the Company negotiates non-refundable processing fees with many companies it evaluates for investment.  These fees are compensation for time and efforts of the investment advisory personnel and for reimbursement of expenses related to the due diligence, and are recognized as income when received.

In-kind interest income is recorded in connection with debt to equity conversions or in the case of certain debt security reorganizations.

(g)	Income Taxes

MACC and MorAmerica Capital are members of a consolidated group for income tax purposes.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax basis and net operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the period that includes the enactment date.

(h)	Disclosures About Fair Value of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires that disclosures be made regarding the estimated fair value of financial instruments, which are generally described as cash, contractual obligations, or rights to pay or receive cash. The carrying amount approximates fair value for certain financial instruments because of the short-term maturity of these instruments, including cash and money market, deferred incentive fees payable, accrued interest, accounts payable and other liabilities.

Portfolio investments are recorded at fair value. The consolidated schedule of investments discloses the applicable fair value and cost for each security investment, which aggregated to $16,704,954 and $18,349,307, respectively, at September 30, 2007.

(i)	Regulations

As an SBIC during fiscal 2007, MorAmerica Capital was required to comply with the regulations of the SBA (“SBA Regulations”).  As of December 19, 2007, MorAmerica Capital is no longer subject to SBA Regulations, having paid in full all outstanding SBA debt and voluntarily surrendering its license to operate as an SBIC.

(j)	Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements."  This statement defines fair value, establishes a framework for measuring fair value in U.S. generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective as of the beginning of the first fiscal year that begins after November 15, 2007. We are evaluating the effect, if any, the adoption of SFAS No. 157 will have on our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115.”  This statement permits entities to choose to measure many financial instruments and certain other items at fair value.  The provisions of SFAS No. 159 are effective as of the beginning of the first fiscal year that begins after November 15, 2007.  We are evaluating the effect, if any, the adoption of SFAS No. 159 will have on our consolidated financial statements.

8

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide” Investment Companies and “Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”   SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide, “Investment Companies.”  Statement of Position 07-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2007.

(2)	LOANS AND INVESTMENTS IN PORTFOLIO SECURITIES

Loans and investments in portfolio securities include debt and equity securities in small business concerns located throughout the continental United States, with a concentration in the Midwest. The Company determined that the fair value of its portfolio securities was $16,704,954 at September 30, 2007.

The Company acquired its portfolio securities by direct purchase from the issuers under investment representation and values the securities on the premise that, in most instances, they may not be sold without registration under the Securities Act of 1933. The price of securities purchased was determined by direct negotiation between the Company and the seller. All portfolio securities are considered to be restricted in their disposition and illiquid at September 30, 2007.

(3)	NOTES PAYABLE

MorAmerica Capital repaid its SBA guaranteed debentures by entering into a term loan in the amount of $6,250,000 with Cedar Rapids Bank & Trust Company during fiscal 2007.  This note is a variable interest rate note secured by a Security Agreement, Commercial Pledge Agreement and a Master Business Loan Agreement.  The note has a stated maturity of August 28, 2009.

MorAmerica Capital has also obtained a revolving line of credit of $500,000 from Cedar Rapids Bank & Trust Company for the purpose of providing working capital.  As of September 30, 2007, $0 were drawn on this line of credit.  Availability of these funds will terminate on August 29, 2009.  Principal will be payable in one payment on August 28, 2009.

(4)	INCOME TAXES

Income tax expense differed from the amounts computed by applying the United States federal income tax rate of 34% to pretax loss due to the following (rounded to thousands):

Computed “expected” tax expense	$(57,000)
Increase (reduction) in income taxes resulting from:
Nontaxable dividend income	(24,000)
Decrease in excess tax accrual	(70,000)
Change in the beginning of the period valuation allowance for deferred tax assets	81,000
Income tax expense/(benefit)	$(70,000)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at September 30, 2007 are as follows (rounded to thousands):

Deferred tax assets:
Net operating and capital loss carryforwards		$7,289,000
Unrealized depreciation on investments		1,070,000
Other		644,000
Total gross deferred tax assets		9,003,000

Less valuation allowance		(8,904,000)
Net deferred tax assets		99,000
Deferred tax liabilities:
Equity investments		22,000
Other assets received in lieu of cash		(121,000)
Net deferred tax assets	$	---

9

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

The net change in the total valuation allowance for the year ended September 30, 2007 was an increase of $96,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. In order to fully realize the gross deferred tax assets, the Company will need to generate future taxable income of approximately $20 million prior to the expiration of the loss carryforwards in 2008-2025.

At September 30, 2007, the Company has net operating and capital loss carryforwards for federal income tax purposes of approximately $18 million, which are available to offset future federal taxable income, if any, through 2025.  Approximately $16.5 million of the carryforwards are available for the year ending September 30, 2008.

(5)	MANAGEMENT AGREEMENTS

(a)	MACC

MACC has an investment advisory agreement (the “Agreement”) with InvestAmerica Investment Advisors, Inc. (“IAIA”).  Three of MACC’ officers are officers and stockholders of IAIA.  The management fee is equal to an annual rate of 1.5% of Assets Under Management (as defined in the Agreement), payable in arrears. The management fee is calculated excluding assets managed for MorAmerica Capital. In addition to the management fee, MACC contracted to pay an incentive fee of 13.4% of MACC Net Capital Gains (as defined in the Agreement), before taxes.  The Agreement may be terminated by either party upon sixty days’ written notice. Total management fees under the Agreement amounted to $735 for the year ended September 30, 2007. There were no incentive fees accrued or paid under the Agreement in 2007.

(b)	MorAmerica Capital

MorAmerica Capital has a separate investment advisory agreement (the MorAmerica Capital Agreement) with IAIA. The MorAmerica Capital Agreement may be terminated by either party upon sixty days written notice.  Under the MorAmerica Capital Agreement, the management fee is equal to 1.5% of the Capital Under Management (as defined in the MorAmerica Capital Agreement) on an annual basis, but in no event more than 1.5% per annum of the Assets Under Management (as defined in the MorAmerica Capital Agreement), payable in arrears.  In addition to the management fee, MorAmerica Capital contracted to pay IAIA 13.4% of the net Capital Gains (as defined in the MorAmerica Capital Agreement), before taxes, on investments in the form of an incentive fee.  Capital losses and realized capital gains are not cumulative under the incentive fee computation. Payments for incentive fees resulting from noncash gains are deferred until the assets are sold. Total management fees under the MorAmerica Capital Agreement amounted to $330,890 for the year ended September 30, 2007. Incentive fees earned and paid under the MorAmerica Capital Agreement were $143,732 and $0, respectively, for the year ended September 30, 2007.  Included in incentive fees earned of $143,732 are approximately $27,617 of incentive fees related to noncash gains which are being deferred as described above.

As a condition to the approval by the SBA of the MorAmerica Capital Agreement, the SBA required, and MorAmerica Capital entered into, a subordination agreement among it, the SBA and IAIA (the “Subordination Agreement”) effective July 21, 2005 providing that MorAmerica Capital’s payment to IAIA, and IAIA’s receipt of, incentive fees be subordinated to MorAmerica Capital’s repayment of all obligations owing to the SBA.  Those obligations included the repayment of all outstanding SBA debentures and MorAmerica Capital’s agreement, along with certain other SBA licensees, to reimburse the SBA for any losses the SBA may incur in connection with the settlement of an arbitration proceeding which was concluded in late 2004 (collectively, the “Obligations”).  The Subordination Agreement provided that: (i) MorAmerica Capital may not pay IAIA incentive fees unless and until MorAmerica Capital’s Obligations to the SBA are satisfied, and (ii) to the extent (A) the incentive fees have been escrowed under the MorAmerica Capital Agreement because MorAmerica Capital’s capital has been impaired as provided in Section 5.2(c)(ii) of the MorAmerica Capital Agreement, and (B) MorAmerica Capital is delinquent in repaying the SBA any amounts respecting SBA debentures, the SBA may require MorAmerica Capital to pay any so escrowed funds to the SBA to satisfy any arrearage respecting SBA debentures.  The Subordination Agreement did not, however, affect: (i) IAIA’s ability to earn the incentive fees, (ii) MorAmerica Capital’s payment to IAIA of management fees under the MorAmerica Capital Agreement, or (iii) any other terms of the MorAmerica Capital Agreement.  At September 30, 2007, MorAmerica Capital had repaid its outstanding SBA debentures.  As of November 7, 2007, all of the Obligations have been paid in full, the Subordination Agreement has been terminated and on November 30, 2007 all MorAmerica Incentive Fees that previously had been escrowed were disbursed to IAIA.

10

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
Condensed Consolidated Balance Sheets

	June 30, 2008 (Unaudited)	September 30, 2007

Assets

Cash and cash equivalents	$345,967	822,295
Loans and investments in portfolio securities, at market or fair value:
Unaffiliated companies (cost of $2,281,494 and $2,301,385)	1,637,026	2,095,665
Affiliated companies (cost of $12,270,802 and $13,007,879)	10,804,221	11,595,183
Controlled companies (cost of $2,979,106 and $3,040,043)	2,490,150	3,014,106
Interest receivable	312,237	268,598
Other assets	301,630	212,940

Total assets	$15,891,231	18,008,787

Liabilities and net assets

Liabilities:
Note payable	$4,855,661	6,108,373
Incentive fees payable	23,061	252,130
Accounts payable and other liabilities	189,014	127,474

Total liabilities	5,067,736	6,487,977

Net assets:
Common stock, $.01 par value per share; authorized 10,000,000 shares; issued and outstanding 2,464,621 shares	24,646	24,646
Additional paid-in-capital	13,398,854	13,140,517
Unrealized depreciation on investments	(2,600,005)	(1,644,353)

Total net assets	10,823,495	11,520,810

Total liabilities and net assets	$15,891,231	18,008,787

Net assets per share	$4.39	4.67

See accompanying notes to unaudited condensed consolidated financial statements.

11

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
Condensed Consolidated Statements of Operations
(Unaudited)

	For the three months ended June 30, 2008	For the three months ended June 30, 2007	For the nine months ended June 30, 2008	For the nine months ended June 30, 2007

Investment income:
Interest
Unaffiliated companies	$8,263	12,394	25,189	41,727
Affiliated companies	101,248	144,720	407,061	415,740
Controlled companies	8,952	29,129	39,942	89,029
Other	72	13,495	2,341	74,064
Dividends
Affiliated companies	163,326	53,414	261,624	99,862
Other income	---	---	6	---

Total investment income	281,861	253,152	736,163	720,422

Operating expenses:
Interest expenses	93,377	158,695	330,304	560,527
Management fees	75,107	78,159	205,200	251,119
Professional fees	99,263	26,830	353,959	165,082
Other	94,274	66,908	245,903	234,878

Total operating expenses	362,021	330,592	1,135,366	1,211,606

Investment expense, net	(80,160)	(77,440)	(399,203)	(491,184)

Realized and unrealized gain (loss) on investments and other assets:
Net realized gain on investments:
Unaffiliated companies	101,616	309,357	107,109	213,377
Affiliated companies	584,431	---	584,431	---
Net change in unrealized appreciation/depreciation on investments	(34,322)	270,950	(955,652)	750,307
Net change in unrealized gain on other assets	(40,628)	(25,686)	(34,000)	---

Net gain (loss) on investments	611,097	554,621	(298,112)	963,684

Net change in net assets from operations	$530,937	477,181	(697,315)	472,500

See accompanying notes to unaudited condensed consolidated financial statements.

12

MACC PRIVATE EQUITIES INC. AND SUBSIDIARY
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	For the nine months ended June 30, 2008		For the nine months ended June 30, 2007

Cash flows (used in) from operating activities:
Net change in net assets from operations		$(697,315)	472,500

Adjustments to reconcile net change in net assets from operations to net cash provided by operating activities:
Net realized and unrealized loss (gain) on investments		264,112	(750,307)
Net realized and unrealized loss (gain) on other assets		34,000	(213,377)
Proceeds from disposition of and payments on loans and investments in portfolio securities		1,561,445	1,052,031
Purchases of loans and investments in portfolio securities		(52,000)	(65,000)
Change in interest receivable		(43,639)	160,663
Change in other assets		(122,690)	894,105
Change in accrued interest, deferred incentive fees payable,accounts payable and other liabilities		(167,529)	118,958

Net cash provided by operating activities		776,384	1,669,573

Cash flows from financing activities:
Note repayment		(1,252,712)	---
Debt repayment		---	(2,000,000)

Net cash used in financing activities		(1,252,712)	(2,000,000)

Net decrease in cash and cash equivalents		(476,328)	(330,427)

Cash and cash equivalents at beginning of period		822,295	2,132,350

Cash and cash equivalents at end of period		$345,967	1,801,923

Supplemental disclosure of cash flow information -
Cash paid during the period for interest		$318,103	369,075

Supplemental disclosure of noncash investing and
Financing information -
Assets received in exchange of securities	$	---	84,000

See accompanying notes to unaudited condensed consolidated financial statements.

13

MACC PRIVATE EQUITIES INC.
Notes to Unaudited Condensed Consolidated Financial Statements

(1)	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include the accounts of MACC Private Equities Inc. (“MACC,” “we” or “us”) and our wholly-owned subsidiary MorAmerica Capital Corporation (“MorAmerica Capital”) which have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for investment companies.  All material intercompany accounts and transactions have been eliminated in consolidation.  Effective April 30, 2008, MorAmerica Capital was merged with and into MACC (the “Merger”).  As a result of the Merger, MACC has assumed all of MorAmerica Capital’s assets and liabilities.  Because MorAmerica was a wholly-owned subsidiary of MACC prior to the Merger, the Merger had no impact on the consolidated financial statements.

The financial statements included herein have been prepared in accordance with GAAP for interim financial information and instructions to Form 10-Q and Article 6 of Regulation S-X.  The financial statements should be read in conjunction with the consolidated financial statements and notes thereto of MACC Private Equities Inc. and MorAmerica Capital as of and for the year ended September 30, 2007.  The information reflects all adjustments consisting of normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the results of operations for the interim periods.  The results of the interim period reported are not necessarily indicative of results to be expected for the year.  The balance sheet information as of September 30, 2007 has been derived from the audited balance sheet as of that date.

(2)	Critical Accounting Policy

Investments in securities that are traded in on a stock exchange are valued based on the last quoted sale price on the valuation date (or if no sales occurred on the valuation date, the closing bid price on that date).   Securities traded on the over-the-counter market are valued by taking the bid price on the valuation date.  Restricted and other securities for which quotations are not readily available are valued at fair value as determined by our Board of Directors.  Among the factors considered in determining the fair value of investments are the cost of the investment; developments, including recent financing transactions, since the acquisition of the investment; financial condition and operating results of the investee; the long-term potential of the business of the investee; market interest rates for similar debt securities; overall market conditions and other factors generally pertinent to the valuation of investments.  However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In the valuation process, we use financial information received monthly, quarterly, and annually from our portfolio companies which includes both audited and unaudited financial statements.  This information is used to determine financial condition, performance, and valuation of the portfolio investments.

Realization of the carrying value of investments is subject to future developments.  Investment transactions are recorded on the trade date and identified cost is used to determine realized gains and losses.  Under the provisions of SOP 90-7, the fair value of loans and investments in portfolio securities on February 15, 1995, the fresh-start date, is considered the cost basis for financial statement purposes.

14

MACC PRIVATE EQUITIES INC.
Notes to Unaudited Condensed Consolidated Financial Statements

(3)	Financial Highlights (Unaudited)

	For the nine months ended June 30, 2008	For the nine months ended June 30, 2007

Per Share Operating Performance
(For a share of capital stock outstanding throughout the period):
Net asset value, beginning of period	$4.67	4.71

Income from investment operations:
Investment expense, net	(0.16)	(0.19)
Net realized and unrealized gain (loss) on investment transactions	(0.12)	0.39
Total from investment operations	(0.28)	0.20

Net asset value, end of period	$4.39	4.91
Closing bid price	$2.15	2.30

	For the nine months ended June 30, 2008		For the nine months ended June 30, 2007

Total return:
Net asset value basis	(6.05	) %	4.07
Market price basis	(12.24	) %	29.21

Net asset value, end of period (in thousands)	$10,823		12,091

Ratio to weighted average net assets:
Investment expense, net	3.68%		4.23
Operating and income tax expense	10.48%		10.42

The ratios of investment expense, net to average net assets, of operating and income tax expenses to average net assets and total return are calculated for common stockholders as a class.  Total return, which reflects the annual change in net assets, was calculated using the weighted average change in net assets between the beginning of the current fiscal year and end of the current year period.  An individual common stockholders’ return may vary from these returns.

(4)	Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective as of the beginning of the first fiscal year that begins after November 15, 2007.  We are evaluating the effect, if any, the adoption of SFAS 157 will have on our consolidated financial statements.

In February 2007 the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” This statement permits entities to choose to measure many financial instruments and certain other items to be measured at fair value.  The provisions of SFAS No. 159 are effective as of the beginning of the first fiscal year that begins after November 15, 2007.  We are evaluating the effect, if any, the adoption of SFAS 159 will have on our consolidated financial statements.

15

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies.  Statement of Position 07-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2007.  We are evaluating the effect, if any, the adoption of SOP 07-1 will have on our consolidated financial statements.

16

MACC PRIVATE EQUITIES INC.

____________________________

STATEMENT OF ADDITIONAL INFORMATION

____________________________

___, 2008

Part C — Other Information

Item 25.  Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements, as follows, are filed herewith: (i) audited consolidated balance sheet, consolidated statement of operations, consolidated statements of changes in net assets and consolidated statements of cash flows, all dated September 30, 2007, including notes to the financial statements and report of the Registrant’s independent registered public accounting firm thereon; and (ii) unaudited consolidated condensed statements of operations and condensed consolidated statements of cash flows, each dated June 30, 2008, including notes to the financial statements.  The Registrant’s unaudited consolidated condensed statements of operations and condensed consolidated statements of cash flows, dated June 30, 2008, including notes to the financial statements, will be filed with a pre-effective amendment to the Registrant’s Registration Statement.

2.	Exhibits:

Exhibit No.	Description of Document

a.	Certificate of Incorporation, as amended (incorporated by reference to Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 filed May 14, 1997, File No. 000-24412)
b.	Second Amended and Restated Bylaws (incorporated by reference to exhibit 3(ii) of Registrant’s Current Report on Form 8-K filed March 4, 2008, File No. 814-00150)
c.	Inapplicable
d.1	Form of Subscription Certificate †
d.2	Form of Notice of Guaranteed Delivery for Shares of Common Stock†
e.	Inapplicable
f.1
Business Loan Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).1 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.2
Commercial Pledge and Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).3 of Registrant’s Current Report on Form 8-K filed September 6, 2007 File No. 814-00150)

f.3
Commercial Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus Amendment Consent and Waiver dated as of April 29, 2008 (incorporated by reference to exhibit 10(i).4 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.4
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).5 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.5
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).6 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.6
Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among MACC Private Equities Inc.,  MorAmerica Capital Corporation and Cedar  Rapids Bank and Trust  (incorporated  by  reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.1
Investment Advisory Agreement with Eudaimonia Asset Management, LLC dated April 29, 2008 (incorporated by reference to exhibit 10.1 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.2
Investment Subadvisory Agreement with InvestAmerica Investment Advisors, Inc. dated April 29, 2008 (incorporated by reference to exhibit 10.2 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

h.	Inapplicable
i.	Inapplicable
j.1
Safekeeping Agreement with Cedar Rapids Bank and Trust Company dated September 1, 2007 (incorporated by reference to exhibit 10(i).9 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

j.2	Custody Agreement with U.S. Bank National Association †
j.3	Form of Information and Subscription Agent Agreement
k.1	Inapplicable
l.	Opinion of Husch Blackwell Sanders LLP †
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm †

o.	Inapplicable
p.1	Inapplicable
q.	Inapplicable
r.1	Code of Ethics of the Company (incorporated by reference to Registrant’s Annual Report on Form 10-K for the period ended September 30, 2006 filed December 28, 2006, File No. 814-00150)
r.2	Code of Ethics of Eudaimonia Asset Management, LLC
r.3	Code of Ethics of InvestAmerica Investment Advisors, Inc.
_____________________________
†	To be filed by amendment.

Item 26.  Marketing Arrangements

None.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee		$--
Securities and Exchange Commission fees	$		*
Nasdaq Capital Market Listing Fees	$		*
Directors’ fees and expenses		$--
Accounting fees and expenses		$--
Legal fees and expenses		$30,000
Printing expenses		$10,000
Information and Subscription Agent’s fees and expenses		$30,000
Miscellaneous		$9,000
Total	$		*
____________

*	To be filed by amendment

Item 28.  Persons Controlled by or Under Common Control

As our investment advisers, EAM, a California limited liability company located at 580 Second Street, Suite 102, Encinitas, California 92024, and InvestAmerica, a Delaware corporation located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401, are deemed to control us.

Control over 804,689 shares of our Common Stock, representing 32.65% of our outstanding Shares as of August 15, 2008 (the “BIG Shares”) owned by Bridgewater International Group, LLC, a Utah limited liability company located at 10500 South 1300 West, South Jordan, Utah 84095 (“BIG”) is governed by a Shareholder and Voting Agreement dated September 29, 2003 among Atlas Management Partners, LLC, a Utah limited liability company located at One South Main Street, Sutie 1660, Salt Lake City, Utah 84133 (“Atlas”), BIG and Mr. Kent Madsen (the “Shareholder Agreement”).  Under the Shareholder Agreement, BIG appointed Atlas as its limited proxy to vote the BIG Shares, but BIG retains all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  The Shareholder Agreement also provides Atlas with certain rights of first refusal respecting the BIG Shares and limits BIG’s ability to otherwise dispose of the BIG Shares.  Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder and Voting Agreements among Atlas, BIG and the former managers of Atlas dated April 28, 2005, certain former managers of Atlas, including Geoffrey Woolley (the Chairman of MACC’s Board) and Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

As voting Managing Director of Atlas, Mr. Timothy Bridgewater has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater also individually owns 13,100 shares of Common Stock, according to reports Mr. Bridgewater has filed with the SEC pursuant to Section 16(a) of the Exchange Act.  As the sole Managing Member of BIG, Mr. Sumet Jiaravanon has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  BIG is a wholly-owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

Item 29.  Number of Holders of Securities

As of __, 2008, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($.01 par value)	__

Item 30. Indemnification

Section 102 of Delaware General Corporation Law allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our  Certificate of Incorporation and Bylaws, contain a provision that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.

Section 145 of Delaware General Corporation Law gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. Our Certificate of Incorporation and Bylaws, provide for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any Director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Item 31.  Business and Other Connections of Investment Adviser

Byron Roth serves on EAM’s Board of Managers and is also an officer and Manager of RCP, which owns a 49% interest in EAM.  Gordon Roth serves on EAM’s Board of Managers and is also an officer of RCP.

The InvestAmerica Portfolio Managers also serve in various capacities with the following companies which are under common control with or are affiliated with InvestAmerica: InvestAmerica Venture Group, Inc. (provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P.); InvestAmerica N.D. Management, Inc. (provides management and investment services to NDSBIC, L.P., an SBIC); InvestAmerica ND, L.L.C. (general partner of NDSBIC, L.P.); InvestAmerica L&C Management, Inc. (provides management and investment services to Lewis & Clark Private Equities, L.P., an SBIC (“Lewis”)); InvestAmerica L&C, LLC (general partner of Lewis); InvestAmerica NW Management, Inc. (provides management and investment services to Invest Northwest, L.P. (“NWLP”) (private venture capital fund); and InvestAmerica NW, LLC (general partner of NWLP).

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Eudaimonia Asset Management, LLC, 580 Second Street, Suite 102, Encinitas, California 92024; at the offices of the custodians, Cedar Rapids Bank and Trust, 500 1st Ave. NE, Suite 100, Cedar Rapids, IA 52401 and U.S. Bank National Association, ______; and at the offices of the transfer agent, BNY Mellon Shareowner Services, 480 Washington Boulevard, 27th Floor, Jersey City, New Jersey 07310.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.     The Registrant undertakes to suspend the Offering until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes

(a)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.      The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

7.      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Encinitas and State of California on the 11th day of September, 2008.

MACC Private Equities Inc.

By:	/s/ Travis Prentice
Travis Prentice,
President and CEO

The undersigned directors and officers of MACC Private Equities Inc. hereby constitute and appoint Travis Prentice and Derek Gaertner our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Derek Gaertner	Chief Financial Officer and Chief Compliance Officer	September 11, 2008
Derek Gaertner	(Principal Financial and Accounting Officer)

/s/ Travis Prentice	President and CEO	September 11, 2008
Travis Prentice	(Principal Executive Officer)

/s/ Michael W. Dunn	Director	September 11, 2008
Michael W. Dunn

/s/ James W. Eiler	Director	September 11, 2008
James W. Eiler

/s/ Benjamin Jiaravanon	Director	September 11, 2008
Benjamin Jiaravanon

/s/ Gordon J. Roth	Director	September 11, 2008
Gordon J. Roth

/s/ Geoffrey T. Woolley	Chairman of the Board	September 11, 2008
Geoffrey T. Woolley

Exhibit Index

Exhibit No.	Description of Document

a.	Certificate of Incorporation, as amended (incorporated by reference to Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 filed May 14, 1997, File No. 000-24412)
b.	Second Amended and Restated Bylaws (incorporated by reference to exhibit 3(ii) of Registrant’s Current Report on Form 8-K filed March 4, 2008, File No. 814-00150)
c.	Inapplicable
d.1	Form of Subscription Certificate †
d.2	Form of Notice of Guaranteed Delivery for Shares of Common Stock†
e.	Inapplicable
f.1
Business Loan Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).1 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.2
Commercial Pledge and Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).3 of Registrant’s Current Report on Form 8-K filed September 6, 2007 File No. 814-00150)

f.3
Commercial Security Agreement dated August 30, 2007 with Cedar Rapids Bank and Trust Company, as amended by Omnibus Amendment Consent and Waiver dated as of April 29, 2008 (incorporated by reference to exhibit 10(i).4 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.4
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).5 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.5
Promissory Note dated August 30, 2007 in favor of Cedar Rapids Bank and Trust Company, as amended by Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008  (incorporated by reference to exhibit 10(i).6 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

f.6
Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among MACC Private Equities Inc.,  MorAmerica Capital Corporation and Cedar  Rapids Bank and Trust  (incorporated  by  reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.1
Investment Advisory Agreement with Eudaimonia Asset Management, LLC dated April 29, 2008 (incorporated by reference to exhibit 10.1 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

g.2
Investment Subadvisory Agreement with InvestAmerica Investment Advisors, Inc. dated April 29, 2008 (incorporated by reference to exhibit 10.2 of Registrant’s Current Report on Form 8-K filed May 1, 2008, File No. 814-00150)

h.	Inapplicable
i.	Inapplicable
j.1
Safekeeping Agreement with Cedar Rapids Bank and Trust Company dated September 1, 2007 (incorporated by reference to exhibit 10(i).9 of Registrant’s Current Report on Form 8-K filed September 6, 2007, File No. 814-00150)

j.2	Custody Agreement with U.S. Bank National Association †
j.3	Form of Information and Subscription Agent Agreement
k.1	Inapplicable
l.	Opinion of Husch Blackwell Sanders LLP †
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm †
o.	Inapplicable
p.1	Inapplicable
q.	Inapplicable
r.1	Code of Ethics of the Company (incorporated by reference to Registrant’s Annual Report on Form 10-K for the period ended September 30, 2006 filed December 28, 2006, File No. 814-00150)
r.2	Code of Ethics of Eudaimonia Asset Management, LLC
r.3	Code of Ethics of InvestAmerica Investment Advisors, Inc.
______________________________
†	To be filed by amendment.